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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oshkosh Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Oshkosh Corporation

December 12, 2011

Dear Fellow Oshkosh Corporation Shareholder:

              You are cordially invited to attend our Annual Meeting of Shareholders on Friday, January 27, 2012 at 8:00 a.m. (Central Standard Time) at the EAA Aviation Center, 3000 Poberezny Road, Oshkosh, Wisconsin 54902.

              Your Board of Directors is recommending a highly qualified, experienced and diverse slate of director nominees for election to our Board of Directors at the Annual Meeting. At the Annual Meeting, we will ask you to: (1) elect thirteen directors; (2) ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2012; (3) consider an advisory vote on the compensation of our named executive officers; (4) approve an amendment and restatement of our 2009 Incentive Stock and Awards Plan primarily for the purpose of increasing the number of shares available for grant by a prudent amount; (5) vote on a shareholder proposal, if properly presented at the Annual Meeting; and (6) take action upon any other business as may properly come before the Annual Meeting.

              Your management team will further elaborate at the Annual Meeting on our MOVE strategy that is intended to deliver superior long-term earnings growth and increased shareholder value over the next business cycle. We also will review our progress during the past year and answer your questions.

              The accompanying materials include the Notice of Annual Meeting of Shareholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

              This year's Annual Meeting will be a particularly important one, and YOUR vote is extremely important.

              Whether or not you will be able to attend the Annual Meeting, it is very important that your shares be represented. We urge you to read the accompanying Proxy Statement carefully and to use the enclosed WHITE proxy card to vote for the Board's nominees, and in accordance with the Board's recommendations on the other proposals, as soon as possible. You may vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting. For your convenience, you may also vote your shares via the Internet or by a toll-free telephone number by following the instructions on the enclosed WHITE proxy card.

              Please note that High River Limited Partnership and certain other entities affiliated with Carl C. Icahn (collectively, the "Icahn Group") have stated their intention to propose six alternative director nominees for election at the Annual Meeting. You may receive solicitation materials from the Icahn Group seeking your proxy to vote for the Icahn Group's nominees. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY THE ICAHN GROUP. If you have already voted using a proxy card sent to you by the Icahn Group, you can subsequently revoke it by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

              Thank you for your continued support. If you have any questions, please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the Annual Meeting. Shareholders may call toll-free at (877) 750-9499. Banks and brokers may call collect at (212) 750-5833.

Sincerely,

Richard M. Donnelly Chairman of the Board	Charles L. Szews President and Chief Executive Officer

Oshkosh Corporation

December 12, 2011

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              The 2012 Annual Meeting of Shareholders of Oshkosh Corporation will be held at the EAA Aviation Center, 3000 Poberezny Road, Oshkosh, Wisconsin 54902, on Friday, January 27, 2012 at 8:00 a.m. (Central Standard Time) for the following purposes:

    1.
    To elect thirteen directors;

    2.
    To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2012;

    3.
    To consider an advisory vote on the compensation of our named executive officers;

    4.
    To approve an amendment and restatement of our 2009 Incentive Stock and Awards Plan primarily for the purpose of increasing the number of shares available for grant by a prudent amount;

    5.
    To vote on a shareholder proposal, if properly presented at the Annual Meeting; and

    6.
    To consider and act upon such other business as may properly come before the Annual Meeting.

              This year's Annual Meeting will be a particularly important one, and YOUR vote is extremely important.

              Only Oshkosh shareholders of record at the close of business on December 6, 2011 are entitled to vote at the Annual Meeting.

              Please note that High River Limited Partnership and certain other entities affiliated with Carl C. Icahn (collectively, the "Icahn Group") have stated their intention to propose six alternative director nominees for election at the Annual Meeting. You may receive solicitation materials from the Icahn Group seeking your proxy to vote for the Icahn Group's nominees. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY THE ICAHN GROUP. If you have already voted using a proxy card sent to you by the Icahn Group, you can revoke it by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

              YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD.

By Order of the Board of Directors,

Bryan J. Blankfield
Executive Vice President, General Counsel
    and Secretary
Oshkosh Corporation
2307 Oregon Street
Oshkosh, WI 54903-2566

PROXY STATEMENT

i

ii

PROXY STATEMENT

              We are providing this Proxy Statement and the enclosed WHITE proxy card in connection with the solicitation by the Board of Directors of Oshkosh Corporation (which we refer to in these materials as "we," "us," the "company" or "our company") of proxies to be voted at our 2012 Annual Meeting of Shareholders (including at any adjournment or postponement thereof), which will take place at the EAA Aviation Center, 3000 Poberezny Road, Oshkosh, Wisconsin 54902, on Friday, January 27, 2012 at 8:00 a.m. (Central Standard Time).

              We are providing our 2011 Annual Report with this Proxy Statement. We first mailed the Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2011 Annual Report to our shareholders on or about December 12, 2011. A copy of our 2011 Annual Report may also be obtained, without charge, by contacting Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566.

              Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 27, 2012. The Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2011 Annual Report are also available online at www.eproxyaccess.com/osk.

              On November 4, 2011, we received a notice from High River Limited Partnership and certain other entities affiliated with Carl C. Icahn, which we refer to collectively in this Proxy Statement as the Icahn Group, stating their intention to propose six alternative director nominees for election at the Annual Meeting. The Icahn Group nominees have NOT been endorsed by our Board. We urge you NOT to sign or return any proxy card that you may receive from the Icahn Group. Our Board urges you to sign, date and return the enclosed WHITE proxy card and vote FOR ALL of our Board's nominees for director.

              We are not responsible for the accuracy of any information provided by or relating to the Icahn Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Icahn Group or any other statements that the Icahn Group may otherwise make. The Icahn Group chooses which of our shareholders will receive their proxy solicitation materials.

INFORMATION ABOUT THE MEETING

Who Can Vote

              Only holders of record of our Common Stock at the close of business on December 6, 2011, the record date for voting at the Annual Meeting, are entitled to vote at the Annual Meeting. On the record date, 91,437,637 shares of Common Stock were entitled to vote.

Determining the Number of Votes You Have

              The enclosed WHITE proxy card indicates the number of shares of Common Stock that you own. Each share of Common Stock has one vote.

How to Vote

              By Mail – Shareholders may vote their shares by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided with this Proxy Statement. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted.

              Via the Internet – Shareholders can simplify their voting by voting their shares via the Internet as instructed on the enclosed WHITE proxy card. The Internet procedures are designed to authenticate a shareholder's identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting facilities for shareholders of record are available 24 hours a day. Voting via the Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

              By Telephone – Shareholders can vote their shares by a toll-free telephone number by following the instructions provided on the enclosed WHITE proxy card. The telephone voting procedures are designed to authenticate a shareholder's identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Voting by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

              At the Annual Meeting – Only our shareholders and invited guests may attend the Annual Meeting. Shareholders may be required to present proof of ownership of our Common Stock, along with personal identification (such as driver's license or passport), prior to being admitted to the Annual Meeting. Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring such proxy to the Annual Meeting. If you vote by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Directions to the Annual Meeting are available at: www.eproxyaccess.com/osk.

              If you vote by mailing a proxy card, via the Internet or by telephone, we will vote your shares as you direct. For the election of directors, you can specify whether your shares should be voted for all, some or none of the nominees for director listed. Our Board urges you to use the enclosed WHITE proxy card and vote FOR ALL of the nominees for director listed. With respect to the other items being submitted for shareholder vote, you may vote "for" or "against" any proposal or you may abstain from voting on any proposal.

              If you submit a proxy by mailing a proxy card, via the Internet or by telephone without indicating instructions with respect to specific proposals, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this Proxy Statement, specifically in favor of our nominees for directors, in favor of the ratification of the appointment of Deloitte & Touche LLP as our independent auditors, in favor of the advisory vote on the compensation of our named executive officers, in favor of the amendment and restatement of the 2009 Incentive Stock and Awards Plan, and against the shareholder proposal, if properly presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting for consideration, then the persons named on your proxy will have discretion to vote for you on those matters. As of the date of the Notice of Annual Meeting of Shareholders, we knew of no other matters to be presented at the Annual Meeting.

Receipt of Multiple Proxy Cards

              Many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every WHITE proxy card you receive.

              Additionally, please note that the Icahn Group has stated its intention to nominate six alternative director nominees for election at the Annual Meeting. If the Icahn Group proceeds with its alternative nominations, you may receive proxy solicitation materials from the Icahn Group, including an opposition proxy statement and a proxy card. Your Board unanimously recommends that you disregard and do not return any proxy card you receive from the Icahn Group.

              If you have already voted using the Icahn Group's proxy card, you have every right to change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy you submit will be counted. If you withhold your vote on any Icahn Group nominee using the Icahn Group's proxy card, your vote will not be counted as a vote for the Board's nominees and will result in the revocation of any previous vote you may have cast on our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive that is not a WHITE proxy card.

Revocation of Proxies

              You can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by doing any of the following: (1) you can submit a valid proxy with a later date; (2) you can notify our Secretary in writing at Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566 that you have revoked your proxy; or (3) you can vote in person by written ballot at the Annual Meeting.

              If you have previously signed a proxy card sent to you by the Icahn Group, you may change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card. Submitting an Icahn Group proxy card—even if you withhold your vote on the Icahn Group nominees—will revoke any votes you previously made via our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive that is not a WHITE proxy card and do not return any proxy card that you may receive from the Icahn Group, even as a protest.

Quorum

              To carry on the business of the Annual Meeting, a minimum number of shares of Common Stock, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the votes represented by the outstanding shares of our Common Stock. This majority may be present in person or by proxy. Abstentions and "broker non-votes" (when a broker has delivered a proxy that it does not have authority to vote on the proposal in question) are counted as present in determining whether or not there is a quorum.

Required Vote

              Proposal 1: Election of Directors.    In an uncontested election of directors, our By-Laws contain provisions relating to majority voting for directors as described below under "Majority Voting By-Law." For purposes of this By-Law, a contested election is one in which our Chairman of the Board determines, as of the date described in our By-Laws, that the number of persons properly nominated to serve as directors exceeds the number of directors to be elected. Our Chairman of the Board has determined that the election at the Annual Meeting is a contested election because nomination of the Icahn Group's nominees would result in more persons nominated to serve as a director than Board seats available.

Accordingly, the provisions of our By-Laws relating to majority voting for directors will not be applicable to the Annual Meeting and, pursuant to our By-Laws, plurality voting will apply at the Annual Meeting.

              The thirteen nominees for director who receive the most votes of all votes cast for directors will be elected. If you do not vote for a particular nominee, or if you indicate on your proxy card, via the Internet or by telephone that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee. In addition, if you hold shares of our Common Stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee.

              It will NOT help elect your Board if you sign and return a proxy card sent by the Icahn Group, even if you withhold on their director nominees using the Icahn Group proxy card. Doing so will cancel any previous vote you may have cast on our WHITE proxy card. The only way to support your Board's nominees is to vote FOR the Board's nominees on our WHITE proxy card and to disregard, and not return, any proxy card that you receive that is not a WHITE proxy card, including any proxy card that you receive from the Icahn Group.

              Pursuant to our By-Laws, written notice by shareholders of qualifying nominations for election to our Board of Directors must have been received by our Secretary by November 6, 2011. We did not receive any such nominations other than the nominations from the Icahn Group, and no other nominations for election to our Board may be made by shareholders at the Annual Meeting.

              If for some reason any of the Board's director nominees is unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the WHITE proxy card, your shares will be voted in favor of the Board's remaining nominees. As of the date of the Notice of Annual Meeting of Shareholders, we knew of no reason why any of the Board's nominees would be unable or for good cause unwilling to serve as a director if elected.

              Majority Voting By-Law.    In the absence of a contested election, pursuant to the majority voting provisions of our By-Laws, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election must promptly tender his or her resignation to the Chairman of the Board. The Governance Committee of our Board of Directors (or, under certain circumstances, another committee appointed by the Board) will promptly consider that resignation and will recommend to the Board whether to accept the tendered resignation or reject it based on all relevant factors. The Board must then act on that recommendation no later than 90 days following the date of an Annual Meeting of Shareholders. Within four days of the Board's decision, we must disclose the decision in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") that includes a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation.

              Proposal 2: Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2012.    The votes cast "for" must exceed the votes cast "against" to approve the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2012. Abstentions and broker non-votes do not constitute a vote "for" or "against" the proposal and will be disregarded in the calculation of "votes cast."

              Proposal 3: Advisory vote on the compensation of our named executive officers.    The votes cast "for" this proposal must exceed the votes cast "against" to approve the advisory vote on the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this Proxy Statement. Abstentions and broker non-votes do not constitute a vote "for" or 'against" the proposal and will be disregarded in the calculation of "votes cast." Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, the Human Resources Committee and our Board will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

              Proposal 4: Approval of the amendment and restatement of the 2009 Incentive Stock and Awards Plan.    The votes cast "for" this proposal must exceed the votes cast "against" to approve the amendment and restatement of the 2009 Incentive Stock and Awards Plan, provided that a majority of the outstanding shares of Common Stock are voted on the proposal. Abstentions and broker non-votes do not constitute a vote "for" or "against" the proposal and will be disregarded in the calculation of "votes cast."

              Proposal 5: Shareholder Proposal.    The votes cast "for" the proposal must exceed the votes cast "against" the proposal for the shareholder proposal to pass. Abstentions and broker non-votes do not constitute a vote "for" or "against" the proposal and will be disregarded in the calculation of "votes cast." The proposal must be properly presented at the Annual Meeting to be voted upon.

Voting by Employees Participating in the Oshkosh Corporation Employee Stock Purchase Plan

              If you are an employee of Oshkosh Corporation or one of our subsidiaries and participate in our Employee Stock Purchase Plan, the enclosed WHITE proxy card indicates the aggregate number of shares of Common Stock credited to your account under that Plan as of December 6, 2011, the record date for voting at the Annual Meeting. If you timely submit a proxy by mailing a proxy card, via the Internet or by telephone, your shares will be voted as you have directed.

If You Have Questions or Need Assistance Voting

              If you have any questions or need assistance voting, please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the Annual Meeting. Shareholders may call toll-free at (877) 750-9499. Banks and brokers may call collect at (212) 750-5833.

GOVERNANCE OF THE COMPANY

The Board of Directors

              Our Board of Directors is currently comprised of thirteen directors, the maximum number of directors currently authorized by our Board of Directors to serve on the Board. Twelve of our current directors are among the Board's nominees for election to our Board at the Annual Meeting. Due to other commitments in the upcoming year, John J. Hamre will not stand for re-election to our Board at the Annual Meeting. One of the Board's nominees for election to our Board, John S. Shiely, has not previously served as one of our directors. None of our current directors and none of the Board's nominees for election to our Board at the Annual Meeting are employees of our company, other than Charles L. Szews, our current President and Chief Executive Officer. Our Board of Directors has determined that each of our twelve current non-employee directors and each of the Board's twelve non-employee nominees for election to our Board at the Annual Meeting does not have a material relationship with us and is independent under New York Stock Exchange ("NYSE") listing standards and applicable SEC rules. Our Board of Directors has adopted standards to assist in determining the independence of directors. Under these standards, the following relationships that currently exist or that have existed, including during the preceding three years, will not be considered to be material relationships that would impair a director's independence:

1.
A family member of the director is or was an employee (other than an executive officer) of our company.

2.
A director, or a family member of the director, receives or received less than $120,000 during any twelve-month period in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service with us). Compensation received by (a) a director for former service as an interim Chairperson or Chief Executive Officer or other executive officer of our company or (b) a family member of the director for service as a non-executive employee of our company need not be considered.

3.
A director, or a family member of the director, is a former partner or employee of our internal or external auditor but did not personally work on our audit within the last three years; or a family member of a director is employed by an internal or external auditor of our company but does not participate in such auditor's audit, assurance or tax compliance practice.

4.
A director, or a family member of the director, is or was an employee, other than an executive officer, of another company where any of our present executives serve on that company's compensation committee.

5.
A director is or was an executive officer, employee or director of, or has or had any other relationship (including through a family member) with, another company that makes payments (other than contributions to tax exempt organizations) to, or receives payments from, us for property or services in an amount which, in any single fiscal year, does not exceed the greater of $1 million or 2% of such other company's consolidated gross revenues. Both the payments and the consolidated gross revenues to be measured are those reported in the last completed fiscal year.

6.
A director is or was an executive officer, employee or director of, or has or had any other relationship (including through a family member) with, a tax exempt organization to which our company's and its foundation's contributions in any single fiscal year do not exceed the greater of $1 million or 2% of such organization's consolidated gross revenues.

7.
A director is one of our shareholders.

8.
A director has a relationship that currently exists or that has existed (including through a family member) with a company that has a relationship with us, but the director's relationship with the other company is through the ownership of the stock or other equity interests of that company that constitutes less than 10% of the outstanding stock or other equity interests of that company.

9.
A family member of the director, other than his or her spouse, is an employee of a company that has a relationship with us but the family member is not an executive officer of that company.

10.
A family member of the director has a relationship with us but the family member is not an immediate family member of the director. An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-laws, and anyone (other than domestic employees) who shares such person's home.

11.
Any relationship that a director (or an immediate family member of the director) previously had that constituted an automatic bar to independence under NYSE listing standards after such relationship no longer constitutes an automatic bar to independence in accordance with NYSE listing standards.

              Our Board of Directors met eight times during fiscal 2011. Each director attended at least 75% of the meetings of the Board and committees on which he or she served during fiscal 2011 that were held when he or she was a director. Our Board has a policy that directors should attend our Annual Meeting of Shareholders. All who were directors at that time attended our 2011 Annual Meeting of Shareholders.

              Our non-management directors, all of whom are independent directors, met in executive session, without the presence of our officers, on four occasions during fiscal 2011. Richard M. Donnelly, who was appointed as our independent Chairman of the Board on February 1, 2011, presided over all executive meetings of the non-management directors following such appointment. Prior to February 1, 2011, Michael W. Grebe, who acted as our independent Presiding Director before Mr. Donnelly's appointment, presided over all executive meetings of the non-management directors. If a shareholder or other interested party wishes to communicate with our Board, the shareholder or other interested party may send correspondence to the Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566. Our Secretary will submit the shareholder's correspondence to the Board or the appropriate Committee as applicable.

              Under our By-Laws and Corporate Governance Guidelines, the Chairman of the Board must be a director that the Board has determined to be independent in accordance with the listing standards of the NYSE and one who has not previously served as one of our executive officers. Richard M. Donnelly, an independent director, is our Chairman of the Board. Shareholders or other interested parties may communicate directly with the Chairman of the Board by sending correspondence to Chairman, Board of Directors, c/o Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566.

              The name, age, principal occupation and length of service of each of the Board's nominees for election to our Board of Directors, together with certain other biographical information and information regarding attributes, qualifications, experience and knowledge that led our Board of Directors to conclude that the nominee should serve or continue to serve as a director of our company are set forth below.

Nominees

Name	Age	Year First Elected as a Director
Richard M. Donnelly	68	2001
Michael W. Grebe	71	1990
Peter B. Hamilton	65	2011
Kathleen J. Hempel	61	1997
Leslie F. Kenne	64	2010
Harvey N. Medvin	75	2004
J. Peter Mosling, Jr.	67	1976
Craig P. Omtvedt	62	2008
Duncan J. Palmer	46	2011
John S. Shiely	59	—
Richard G. Sim	67	1997
Charles L. Szews	55	2007
William S. Wallace	65	2011

              RICHARD M. DONNELLY – From 1961 until his retirement in 1999, Mr. Donnelly held various positions with General Motors Corporation, a manufacturer of motor vehicles, including most recently as President and Group Executive of General Motors, Europe, a division of General Motors Corporation. Since July 2011, Mr. Donnelly has served as an advisor for Celerant Consulting, a business consulting firm based in London, England. From 2000 through September 2009, Mr. Donnelly served as an Industrial Partner at RHJ International, a Belgian private-equity holding company, where he was responsible for acquiring, managing and selling companies in RHJ International's automotive supply portfolio. He is past Chairman of the Board of Niles Co., Ltd. of Japan, a global switch and sensor supplier, and Honsel International Technologies S.A. of Brussels, Belgium, a global supplier of light alloy castings. Mr. Donnelly is a past director of Asahi Tec Corporation, a Japanese casting company. Mr. Donnelly has served as our independent Chairman of the Board since our 2011 Annual Meeting of Shareholders.

              Mr. Donnelly's prior service as a director of our company, extensive experience in the automotive industry, expertise in motor vehicle manufacturing and supply markets, experience in the private equity industry with buying undervalued companies and selling such companies at a profit upon implementing strategic, positive changes and international experience bring our Board key knowledge and insight considering the markets that our company serves, the challenges that we face and our international growth objectives.

              MICHAEL W. GREBE – Mr. Grebe currently serves as President and Chief Executive Officer of the Lynde and Harry Bradley Foundation, a private foundation based in Milwaukee, a position he has held since 2002. Mr. Grebe was a partner practicing corporate law in the national law firm of Foley & Lardner LLP from 1977 until his retirement in 2002. Mr. Grebe also served as Chairman and Chief Executive Officer of Foley & Lardner LLP from 1994 until 2002.

              Mr. Grebe's prior service as a director of our company including for several years as Presiding Director, his general legal expertise, his corporate governance experience, his management experience and his experience in politics bring our Board insight and guidance on governmental and regulatory matters that our company may face.

              PETER B. HAMILTON – Our Board of Directors appointed Mr. Hamilton to our Board of Directors on July 18, 2011. Mr. Hamilton currently serves as Senior Vice President and Chief Financial Officer of Brunswick Corporation, a leading global designer, manufacturer and marketer of recreational products, a position he has held since 2008. Mr. Hamilton served as Vice Chairman of the Board of Directors of Brunswick Corporation from 2000 until 2007, as Executive Vice President and Chief Financial Officer of Brunswick Corporation from 1998 to 2000, and as Senior Vice President and Chief Financial Officer of Brunswick Corporation from 1995 to 1998. Prior to joining Brunswick Corporation, Mr. Hamilton served in various positions at Cummins Inc., including Chief Financial Officer, General Counsel and Secretary. Prior thereto, Mr. Hamilton was a partner in a Washington, D.C. law firm, held a number of senior positions in the U.S. federal government and was an officer in the U.S. Navy. Mr. Hamilton is also a director of Spectra Energy Corp. and SunCoke Energy, Inc.

              Mr. Hamilton's extensive experience serving in leadership positions with manufacturing companies, board of directors experience, accounting and financial expertise, including his service as a chief financial officer, general counsel and legal and military experience bring our Board knowledge and insight into overseeing and evaluating the management of our financial and strategic operations.

              Heidrick & Struggles, the third-party executive search firm that we retained to assist us in the search for director candidates, recommended Mr. Hamilton to the Governance Committee as a well-qualified and credentialed candidate to serve on our Board following a national search. The Governance Committee recommended Mr. Hamilton for election to the Board following its review of his qualifications in light of the criteria in our Corporate Governance Guidelines, the minimum qualifications that the Board and Governance Committee have established and personal interviews with Mr. Hamilton. In addition, Heidrick & Struggles completed thorough reference checks on Mr. Hamilton, and we completed thorough background checks on Mr. Hamilton through Kroll, an external background check firm.

              KATHLEEN J. HEMPEL – Ms. Hempel is the former Vice Chairman and Chief Financial Officer of Fort Howard Corporation, a manufacturer of paper and paper products, a position she held from 1992 until its merger into Fort James Corporation in 1997. Ms. Hempel joined Fort Howard Corporation in 1973 and served in various positions with progressively increasing responsibilities, including serving as Fort Howard Corporation's Vice President—Human Resources. Ms. Hempel is also a director of Whirlpool Corporation. Ms. Hempel has previously served as a member of the board of directors of A.O. Smith Corporation, Fort Howard Corporation, Kennametal Inc., Actuant Corporation and Visteon Corp.

              Ms. Hempel's prior service as a director of our company and prior public company board of directors experience, extensive experience in leadership positions in the manufacturing industry, experience in a multitude of areas including human resources management, accounting and finance, and international experience bring our Board knowledge and insight into overseeing the management of our company's financial, administrative and strategic operations.

              LESLIE F. KENNE – Lt. Gen. (Ret.) Kenne is retired from the United States Air Force. Lt. Gen. (Ret.) Kenne currently acts as an independent consultant to various organizations and businesses serving the U.S. Department of Defense. She served as the Deputy Chief of Staff, Warfighting Integration at the Pentagon from 2002 until her retirement from the U.S. Air Force in 2003. Prior to that, she served as Commander, Electronic Systems Center at Hanscom Air Force Base from 1999 to 2002 and as the Deputy Director and later Director of the Joint Strike Fighter Program at the Pentagon from 1996 to 1999. During her 32-year career in the U.S. Air Force, Lt. Gen. (Ret.) Kenne served in three Pentagon staff positions and directed three major programs: the Low Altitude Navigation and Targeting Infrared System for Night Systems Program, the F-16 System Program and the Joint Strike Fighter Program. Lt. Gen. (Ret.) Kenne currently serves as a director of Harris Corporation and as a director of Unisys Corporation. She also serves as a director of SRI International, an independent, non-profit research institute in California.

              Lt. Gen. (Ret.) Kenne's distinguished military service, extensive experience in managing U.S. Department of Defense acquisition programs and knowledge of military project development programs bring our Board knowledge and insight into issues our company faces in dealing with key domestic and international customers in the defense industry, which is currently the largest single market sector our company serves.

              HARVEY N. MEDVIN – Mr. Medvin was Executive Vice President and Chief Financial Officer of Aon Corporation (and its corporate predecessor), a provider of risk management services and insurance brokerage, from 1982 until his retirement in 2003. He is a director of The Warranty Group, Inc. (a subsidiary of Onex Corporation) and a director of Schwarz Supply Source. Mr. Medvin is also a director of two non-profit organizations: NorthShore University Health System and Ravinia Festival.

              Mr. Medvin's prior service as a director of our company, extensive experience working in leadership positions in the risk management services and insurance industry, prior service as a chief financial officer and international experience bring our Board knowledge and insight into overseeing the management of risks by our company and monitoring its long-term financial performance.

              J. PETER MOSLING, JR. – Mr. Mosling joined our company in 1969. He served in various senior executive capacities during his employment with our company through his retirement in 1994.

              Mr. Mosling's prior service as an executive of our company and longstanding service as a director of our company, extensive experience in truck and vehicle manufacturing and knowledge of our company's operations bring our Board continuity and knowledge and insight into our business cycles, corporate financial operations and strategic planning.

              CRAIG P. OMTVEDT – Mr. Omtvedt served as Senior Vice President and Chief Financial Officer for Fortune Brands, Inc., a leading consumer products company, from 2000 until October 2011. He will continue as an employee of its successor company, Beam Inc., until his retirement at the end of 2011. He will serve as an advisor to Beam Inc. during 2012. He had been with Fortune Brands since 1989 serving in various capacities, including: Director, Audit; Deputy Controller; Vice President, Deputy Controller and Chief Internal Auditor; Vice President and Chief Accounting Officer; and Senior Vice President and Chief Accounting Officer. Mr. Omtvedt previously served in financial positions of increasing responsibility at both The Pillsbury Company and Sears, Roebuck & Company. In addition, Mr. Omtvedt serves as a director and audit committee chair for General Cable Corp. and is a member of the Standard & Poor's CFO Advisory Council. Mr. Omtvedt is also actively involved with the Boys & Girls Club of America, serving as a National Trustee.

              Mr. Omtvedt's prior service as a director of our company, extensive experience serving in financial management positions with consumer products manufacturing and retail companies, knowledge of audit practices and international experience bring our Board knowledge and insight into overseeing the management of our financial and strategic operations.

              DUNCAN J. PALMER – Our Board of Directors appointed Mr. Palmer to our Board of Directors on July 18, 2011. Mr. Palmer currently serves as Senior Vice President and Chief Financial Officer of Owens Corning, a leading glass fiber company, a position he has held since September 2007. Prior to joining Owens Corning, Mr. Palmer spent 20 years at Royal Dutch / Shell Group with positions of increasing responsibility, most recently as Vice-President, Upstream Commercial Finance for Shell International Exploration and Production BV and Vice-President Finance Global Lubricants for the Royal Dutch Shell Group of Companies. Mr. Palmer also holds a Masters of Business Administration from the Stanford Graduate School of Business.

              Mr. Palmer's extensive experience serving in financial leadership positions with manufacturing and commodities companies, accounting and financial expertise, including his service as a chief financial officer, and international experience bring our Board knowledge and insight into overseeing and evaluating the management of our financial and strategic operations.

              Heidrick & Struggles recommended Mr. Palmer to the Governance Committee as a well-qualified and credentialed candidate to serve on our Board following a national search. The Governance Committee recommended Mr. Palmer for election to the Board following its review of his qualifications in light of the criteria in our Corporate Governance Guidelines, the minimum qualifications that the Board and Governance Committee have established and personal interviews with Mr. Palmer. In addition, Heidrick & Struggles completed thorough reference checks on Mr. Palmer, and we completed thorough background checks on Mr. Palmer through Kroll.

              JOHN S. SHIELY – Our Board of Directors nominated Mr. Shiely for election to our Board of Directors on November 15, 2011. Mr. Shiely currently serves as Chairman Emeritus of Briggs & Stratton Corporation, a producer of air cooled gasoline engines for outdoor power equipment, served as Chairman until October 2010 and served as Chief Executive Officer until his retirement in December 2009. Prior to becoming Chief Executive Officer in 2001 and Chairman in 2003, Mr. Shiely worked for Briggs & Stratton Corporation in various capacities, including Vice President and General Counsel, Executive Vice President—Administration and President, after joining Briggs & Stratton Corporation in 1986. Mr. Shiely has served as a director of Quad/Graphics, Inc. since 1997, of The Scotts Miracle-Gro Company since 2007 and of BMO Financial Corporation since 2011. Mr. Shiely also previously served as a director of Marshall & Ilsley Corporation from 1999 until 2011.

              Mr. Shiely's extensive experience as a chief executive officer of a publicly traded company in the manufacturing sector, his experiences as a director of various publicly traded companies, his legal and administrative experience and his experience with managing international business operations bring our Board knowledge and insight into overseeing and evaluating the management of our company.

              Heidrick & Struggles recommended Mr. Shiely to the Governance Committee as a well-qualified and credentialed candidate to serve on our Board following a national search. The Governance Committee recommended Mr. Shiely for election to the Board following its review of his qualifications in light of the criteria in our Corporate Governance Guidelines, the minimum qualifications that the Board and Governance Committee have established and personal interviews with Mr. Shiely. In addition, Heidrick & Struggles completed thorough reference checks on Mr. Shiely, and we completed thorough background checks on Mr. Shiely through Kroll.

              RICHARD G. SIM – Mr. Sim is currently the Managing Partner of Iona Partners LLC, a financial investment company. Additionally, Mr. Sim is a partner in Centaur Forge LLC, a distributor and manufacturer of farrier and blacksmith products, and a director of Rapid Air Systems Inc., a manufacturer of subsystems for the air bed mattress industry. From 1998 until 2003, Mr. Sim was Chairman, President and Chief Executive Officer of APW, Ltd., an electronics contract manufacturer. Mr. Sim served as Chairman and a member of the board of directors of Actuant Corporation, a manufacturer of hydraulic equipment, from 1987 until 2002. Mr. Sim has also served on the boards of directors of Hein-Werner Corporation, Gehl Company, IPSCO, Inc. and Falcon Building Products Inc.

              Mr. Sim's prior service as a director of our company, extensive experience serving in leadership positions with manufacturing companies, prior service as a director of a steel company (the largest commodity that our company purchases), prior service as a chief executive officer and international experience bring our Board knowledge and insight into overseeing and evaluating the management of our company.

              CHARLES L. SZEWS – Mr. Szews currently serves as our President and Chief Executive Officer, a position he has held since January 1, 2011. Mr. Szews joined our company in 1996 as Vice President and Chief Financial Officer. He was appointed Executive Vice President in 1997 and President and Chief Operating Officer in 2007. Prior to joining our company, Mr. Szews spent eight years at Fort Howard Corporation holding a series of executive positions. Prior to Fort Howard Corporation, Mr. Szews was an auditor with Ernst & Young serving in various offices and capacities over a ten-year period. Mr. Szews is also a director of Gardner Denver, Inc. where he serves on its audit committee.

              Mr. Szews' prior service as a director of our company, extensive experience in financial and audit matters and service as our Chief Operating Officer, our Chief Financial Officer and in various other senior executive positions with our company bring the Board knowledge and insight into our company's global operations and a thorough understanding of our products and markets and our company's dealings with our customers.

              WILLIAM S. WALLACE – Gen. (Ret.) Wallace currently acts as an independent consultant to various organizations and businesses serving the U.S. Department of Defense. He served as the Commanding General of the U.S. Army Training and Doctrine Command from 2005 to 2008. Prior to that, he served as the Commanding General of the Joint Warfighting Center U.S. Joint Forces Command from 1999 to 2001, as Commanding General of the Fifth U.S. Corps in Germany and Iraq from 2001 to 2003, and as Commanding General of the U.S. Army Combined Army Center at Fort Leavenworth, Kansas from 2003 to 2005. During his almost 40-year career in the Army, he served in multiple roles and had diverse duties ranging from responsibility for the development and distribution of joint forces training policy and joint forces doctrine while serving at the Joint Warfighting Center to responsibility for managing the training efforts at 32 schools at 16 Army installations while serving at the U.S. Army Training and Doctrine Command. In both Vietnam and Iraq, Gen. (Ret.) Wallace led U.S. soldiers in combat. He currently serves as a director of CACI International Inc., a leading provider of a wide range of technology services for customers that include the U.S. Department of Defense and other federal government agencies.

              Gen. (Ret.) Wallace's distinguished military service, extensive experience in military command positions and knowledge of military operations bring our Board knowledge and insight into issues our company faces in dealing with key government customers such as the U.S. Department of Defense.

              None of our directors or executive officers has any family relationship with any other director or executive officer.

Committees of the Board of Directors

              Our Board of Directors has three standing committees: the Audit Committee, the Governance Committee and the Human Resources Committee. The members and responsibilities of these Committees as of the date of the Notice of Annual Meeting of Shareholders are set forth below.

Committee Membership (*Indicates Chair)

Audit Committee	Human Resources Committee
Peter B. Hamilton	Richard M. Donnelly*
Harvey N. Medvin	John J. Hamre
Craig P. Omtvedt*	Kathleen J. Hempel
Duncan J. Palmer	William S. Wallace
Richard G. Sim
Governance Committee
Michael W. Grebe*
Leslie F. Kenne
J. Peter Mosling, Jr.

Audit Committee

              The Audit Committee oversees the fulfillment by management of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It assists Board oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements and our independent registered public accounting firm's qualifications and independence. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit Committee. It oversees the activities of our internal audit function, which currently is provided under contract by Ernst & Young, LLP. The Audit Committee has a charter that specifies its responsibilities and the Audit Committee believes it fulfills its charter. All members of the Audit Committee are independent directors as defined under NYSE listing standards and SEC rules. All members of the Audit Committee are financially literate under the applicable NYSE listing standards. Our Board of Directors has determined that Peter B. Hamilton, Harvey N. Medvin, Craig P. Omtvedt, Duncan J. Palmer and Richard G. Sim are "audit committee financial experts" as defined under SEC rules.

              The Audit Committee met eight times during fiscal 2011. Our independent registered public accounting firm and internal auditors met with the Audit Committee with and without representatives of management present. See "Report of the Audit Committee."

Governance Committee

              The Governance Committee identifies individuals qualified to become Board members and recommends nominees to the Board for election as directors with the assistance of Mr. Richard M. Donnelly, our independent Chairman of the Board. It also oversees the evaluation of the performance of the Board, makes recommendations to the Board regarding Board and Committee structure, Committee charters and corporate governance, and is responsible for conducting an annual Board self-evaluation. The Governance Committee has developed, and the Board adopted, a set of corporate governance guidelines applicable to our company. The Governance Committee met four times during fiscal 2011 and, among other things, recommended that the company adopt an executive incentive compensation recoupment policy. All members of the Governance Committee are independent directors as defined under NYSE listing standards and SEC rules.

Selection of Nominees for Election to the Board

              The Governance Committee will consider candidates for nomination as a director recommended by shareholders, directors, officers, third-party search firms and other sources. In evaluating candidates, the Governance Committee considers attributes of the candidate (including strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge) and the needs of the Board. However, the Board and the Governance Committee believe the following minimum qualifications must be met by a director candidate to be recommended as a director nominee by the Governance Committee: (i) each director nominee must display the highest personal and professional ethics, integrity and values; (ii) each director nominee must have the ability to make independent analytical inquiries and to exercise sound business judgment; (iii) each director nominee must have relevant expertise and experience and an understanding of our business environment and be able to offer advice and guidance to our Board of Directors and executives based on that expertise, experience and understanding; (iv) director nominees generally should be active or former chief or other senior executive officers of public companies or leaders of major complex organizations, including commercial, scientific, government, educational and other non-profit institutions; (v) each director nominee must be independent of any particular constituency, be able to represent all shareholders of our company and be committed to enhancing long-term shareholder value; (vi) each director nominee must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business; and (vii) unless otherwise determined by the Governance Committee, a director nominee may not have attained the age of 72. Our Board and the Governance Committee also believe that at least one director should have the requisite experience and expertise to be designated as an "audit committee financial expert" as defined by applicable rules of the SEC.

              The Governance Committee will review all candidates in the same manner, regardless of the source of the recommendation. The Governance Committee will consider individuals recommended by shareholders for nomination as a director for available seats on the Board if the shareholder complies with the procedures for recommendations described under "Other Matters." Our By-Laws require that shareholders give advance notice and furnish certain information to us if they wish to nominate a person for election as a director.

              Our Corporate Governance Guidelines have long provided that our Board is committed to a diversified membership, in terms of both the diversity of the individuals serving on our Board and their various experiences and areas of expertise. As part of its process of identifying director candidates, the Governance Committee considers the attributes of existing directors and directs the third-party executive search firm that it retains to assist it in the search for candidates to serve on our Board to identify candidates who would contribute to diversity, taking into account the attributes of existing directors. As part of its annual self-evaluation, the Governance Committee assesses the effectiveness of its efforts to attain diversity by considering whether it has an appropriate process for identifying and selecting director candidates.

Human Resources Committee

              The Human Resources Committee's basic responsibility is to assure that the non-employee members of our Board of Directors and the Chief Executive Officer, other executive officers and key management are compensated effectively and in a manner consistent with our stated compensation philosophy and objectives, internal equity considerations, competitive practices and the requirements of the appropriate regulatory bodies. The Human Resources Committee oversees our organizational, personnel, compensation, and benefits policies and practices. It establishes the compensation for executive officers and oversees the administration of other executive compensation and benefit plans. The Human Resources Committee met six times in fiscal 2011. All members of the Human Resources Committee are independent directors as defined under NYSE listing standards.

              The Human Resources Committee has retained the services of an external compensation consultant, Towers Watson. The mandate of the consultant is to serve us and work for the Human Resources Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends and technical considerations. The nature and scope of services rendered by Towers Watson on the Human Resources Committee's behalf is described below:

  •
  Analyses of general industry compensation data and updates of trends in executive compensation;

  •
  Ongoing support with regard to the latest relevant regulatory, technical, and/or accounting considerations impacting executive compensation and benefit programs;

  •
  Guidance on overall compensation program structure, executive compensation levels, comparator groups and executive employment agreement terms;

  •
  Preparation for and attendance at selected management, committee or Board of Directors meetings; and

  •
  Recommend competitive positioning of outside director compensation.

              The Human Resources Committee has the final authority to hire and terminate the consultant, and the Human Resources Committee evaluates the consultant periodically.

              In addition to Towers Watson's work for the Human Resources Committee during fiscal 2011, management purchased compensation survey products directly from Towers Watson at a price equal to its standard rates. The Human Resources Committee approved the purchase of the survey products from Towers Watson. The purchase of the survey products was not related to or connected with the work that Towers Watson performed for the Human Resources Committee. Billings for work performed for the Human Resources Committee were approximately 95% of the total amount we paid to Towers Watson in fiscal year 2011.

              The compensation decisions that the Human Resources Committee makes may reflect factors and considerations other than the information and recommendations that Towers Watson, management or any other advisor provides to the Committee. The Human Resources Committee determines the terms of Towers Watson's engagement as a compensation consultant. Also, the Human Resources Committee: (i) has sole authority to retain and terminate Towers Watson or any other compensation consultant; (ii) meets with Towers Watson without management being present; and (iii) evaluates the quality and objectivity of Tower Watson's services annually. Based on these policies and procedures, the

Human Resources Committee believes that the advice it receives from Towers Watson is independent, objective and not influenced by any other relationships that Towers Watson may have with our company.

              We provide additional information regarding the Human Resources Committee and our policies and procedures regarding executive compensation, including the role of executive officers in recommending executive compensation, below under "Executive Compensation—Compensation Discussion and Analysis."

Corporate Governance Documents

              We make our Corporate Governance Guidelines and the written charters of the Audit Committee, the Governance Committee and the Human Resources Committee of our Board of Directors available, free of charge, on our website at www.oshkoshcorporation.com.

              Our Board of Directors adopted the Oshkosh Corporation Code of Ethics Applicable to Directors and Senior Executives, or the Code, which applies to our President and Chief Executive Officer, our Executive Vice President and Chief Financial Officer, our Executive Vice President, General Counsel and Secretary, our Senior Vice President Finance and Controller, and the Presidents, Vice Presidents of Finance and Controllers of our business units, or persons holding positions with similar responsibilities at a business unit, and other officers elected by our Board of Directors at the vice president level or higher. Our Board of Directors also adopted a Code of Ethics and Standards of Conduct that applies to all of our employees, known as "The Oshkosh Way," which we updated in 2011. We make both of such codes available on our website at www.oshkoshcorporation.com, and each such code is available in print to any shareholder who requests it from our Secretary at the address above.

              We are not including the information contained on our website as part of, or incorporating it by reference into, this Proxy Statement.

Policies and Procedures Regarding Related Person Transactions

              As described above, our Board of Directors adopted the Oshkosh Way for all employees. Our named executive officers are also required to acknowledge in writing that they have received, reviewed and understand the requirements of the Code and further acknowledge that failure to fully comply with the Code can subject them to discipline, up to and including removal from our Board of Directors or termination of employment.

              The Code requires the prompt disclosure to our General Counsel or the Chair of the Audit Committee of any proposed transaction or relationship that could create or appear to create a conflict of interest. The Code provides, "the phrase 'actual or apparent conflict of interest' shall be broadly construed and include, for example, direct conflicts, indirect conflicts, potential conflicts, apparent conflicts and any other personal, business or professional relationship or dealing that has a reasonable possibility of creating even the mere appearance of impropriety." Additionally, the Code prohibits directors and senior executives from taking personal advantage of business opportunities that we typically would pursue or in which we may be interested.

              The Governance Committee is responsible for the administration of the Code, which specifically provides that there is a "firm bias" against waivers of the Code.

Oversight of Risk Management by Our Board of Directors

              Our Board is responsible for general oversight of our risk management. The Board focuses on the most significant and material risks facing our company and ensures that management develops and implements appropriate risk mitigation strategies. The Board also responds to particular risk management issues as part of its general oversight of our company and in connection with its review and approval of corporate matters.

              The Board has delegated its responsibilities for oversight of our risk management program to the Audit Committee. The Audit Committee evaluates and discusses our overall guidelines, policies, processes and procedures with respect to risk assessment and risk management, including material risks that could impact our company's performance, operations and strategic plans. We have implemented our Organization Risk Management program, which we refer to as the ORM Program. The ORM Program identifies our potential exposure to risks that include strategic, operational, financial, knowledge and legal and regulatory compliance risks. Our senior management is responsible for the administration of the ORM program and conducts assessments and evaluations of potential risks for each of our business segments and our company as a whole. Our senior management then develops mitigation strategies to address these potential risks.

              Senior management reports these risk assessments and mitigation strategies to the Audit Committee. The Audit Committee then considers and discusses these risk assessments and mitigation strategies. Additionally, senior management and the Audit Committee report to the Board on material risk assessments and mitigation strategies as part of the strategic plan updates that they give to the Board during the fiscal year. Senior management reviews and prioritizes these risk assessments and mitigation strategies and reports to the Audit Committee on risk management results to effectively manage our risk profile. The ORM Program is designed to: (i) provide the Audit Committee with an assessment of our potential exposure to material risks; (ii) inform the Audit Committee as to how our senior management addresses and mitigates such potential material risks; and (iii) allow the Audit Committee to evaluate how these risks may impact our performance, operations and strategic plans and ensure that senior management is implementing effective mitigation strategies as necessary. We believe our ORM Program provides an effective approach for addressing the potential risks we face and enables the Audit Committee and our Board to fulfill their general risk oversight functions.

              In addition to the ORM Program, each of the Audit Committee, Human Resources Committee and Governance Committee routinely monitors the various risks that fall under that Committee's respective area of responsibility. The Audit Committee monitors risks related to our financial and accounting controls as well as legal and regulatory compliance risks. The Governance Committee monitors risks related to our corporate governance. The Human Resources Committee considers and monitors the impact of our compensation programs on our risk exposure. Each Committee then routinely reports on its actions to the full Board. This coordination of risk management allows our Board and the Committees to effectively manage the risk oversight function of our company, especially, the management of interrelated risks.

Board Leadership Structure

Independent Directors

              Our Board believes that having an independent board of directors and an independent Chairman of the Board greatly enhances its ability to provide effective governance and oversight. With the exception of our President and Chief Executive Officer, all of our directors are independent directors, including all of the members of our Audit Committee, Human Resources Committee and Governance Committee. In addition, our non-employee, independent directors regularly meet in executive sessions without our officers, including our President and Chief Executive Officer, present.

Independent Chairman of the Board

              Under our By-Laws and Corporate Governance Guidelines, our Chairman of the Board must be a director that the Board has determined to be independent in accordance with the listing standards of the NYSE and one who has not previously served as an executive officer of our company. As a result, separate individuals serve as our Chairman of the Board and Chief Executive Officer and an independent director serves as our Chairman of the Board. We believe this leadership structure fosters effective governance and oversight of our company by the Board. Specifically, our Board has determined that separating the roles of Chairman and Chief Executive Officer and having an independent Chairman of the Board: (i) provides the independent directors with control over the Board meeting agenda and discussion; (ii) assures that independent directors control discussions over strategic alternatives; (iii) permits more effective assessment of the Chief Executive Officer's performance; (iv) provides a more effective means for the Board to express its views on our management, strategy and execution; and (v) enables the Chairman to focus more on our corporate governance and serving shareholders' interests while allowing the Chief Executive Officer to focus more directly on managing our operations and growing our earnings.

PROPOSAL 1: ELECTION OF DIRECTORS

Background to Board's Recommendation for Director Nominees

              Our Board of Directors is committed to a long-term strategy to continually strengthen the skills, experience and diversity of our Board with the best interests of our shareholders in mind. Since 2008, we have bolstered our Board with the addition of six new independent directors who have brought valuable and varied experience in distinct and critical areas of our businesses. In 2008, we strengthened our Board's finance experience by adding Mr. Craig P. Omtvedt, Chief Financial Officer of Fortune Brands, Inc., a leading consumer products company (now known as Beam Inc.). In 2009 and 2010, we enhanced our Board's defense industry expertise by selecting Mr. John J. Hamre, a former Deputy Secretary of Defense (who, due to other commitments in the upcoming year, will not stand for re-election at the Annual Meeting), and Gen. (Ret.) William S. Wallace and Lt. Gen. (Ret.) Leslie F. Kenne, who are retired generals in the United States Army and Air Force, respectively. In 2011, we added Messrs. Peter B. Hamilton and Duncan J. Palmer, each of whom currently serves as Chief Financial Officer of a publicly traded company and brings an extensive financial background to our Board. In addition, our Board has nominated Mr. John S. Shiely, an independent director nominee and former Chairman and Chief Executive Officer of Briggs & Stratton Corporation, for election at the Annual Meeting. If elected, Mr. Shiely will bring extensive public company leadership experience as well as legal and administrative experience to our Board. The complete biographical information of these outstanding professionals is set forth on pages 8-12 of this Proxy Statement.

              Our Board of Directors engages in a robust director identification and recruitment process to enhance its capabilities when new directors are needed. Our Governance Committee, of which independent director Mr. Michael W. Grebe is the Chair, and Mr. Richard M. Donnelly, our independent Chairman of the Board, lead this process. Our Governance Committee (whose role is described further in "Governance of the Company – Committees of the Board of Directors – Governance Committee") and Mr. Donnelly, working in consultation with other members of the Board and often with input from a leading executive search and recruiting firm, follow a rigorous process to identify and select new board members. Following outreach to potential candidates and in-depth assessments, we match candidates against specified criteria of attributes, skills and competencies, which are described in detail in "Governance of the Company – Committees of the Board of Directors – Governance Committee." We evaluate the candidate's complementary experience, relevant expertise, diverse industry and educational background, and the executive leadership that the candidate would bring to our Board.

Board Nominees

              Consistent with this strategy, our Board has nominated thirteen people for election as directors at the Annual Meeting. Each of the nominees, other than Mr. Shiely, currently is a director of our company and, with the exception of Messrs. Hamilton, Palmer and Shiely, was elected at our 2011 Annual Meeting of Shareholders. If our shareholders elect these directors, then the directors will hold office until the next Annual Meeting of Shareholders, or until their successors have been elected and qualified. Each of the Board's nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board's nominees is unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the WHITE proxy card, your shares will be voted in favor of the Board's remaining nominees. If any substitute nominees are designated by the Board, we will file supplemental proxy materials that, as applicable, identify the substitute nominees, disclose that such nominees have consented to being named in the supplemental proxy materials and to serve if elected, and include certain biographical and other information about such nominees required by SEC rules.

              The Board's nominees are: Richard M. Donnelly, Michael W. Grebe, Peter B. Hamilton, Kathleen J. Hempel, Leslie F. Kenne, Harvey N. Medvin, J. Peter Mosling, Jr., Craig P. Omtvedt, Duncan J. Palmer, John S. Shiely, Richard G. Sim, Charles L. Szews and William S. Wallace. Their biographical information is set forth on pages 8-12 of this Proxy Statement.

              We believe each of the Board's nominees meets the minimum qualifications established by the Board and the Governance Committee for service on our Board of Directors, has professional experience in areas that are extremely relevant to our strategy and operations, and offers experience, leadership and continuity at a critical time for our company's future. We also believe the Board's nominees have other attributes necessary to create an effective board, such as: high personal and professional ethics, integrity and values; vision and long-term strategic perspective; experience in our industries or similar industries; experience with regulatory and government processes; practical judgment and excellent decision-making skills; the ability to devote significant time to serve on our Board and its committees and to work in a collaborative manner with other board members; and a commitment to representing the long-term interests of all our shareholders.

              The Board recommends that our shareholders vote FOR the election of the thirteen nominees listed above. The recommendation of the Board is based on its carefully considered judgment that the skills, experience, backgrounds and attributes of the Board's nominees make them the best candidates to serve on our Board.

              In addition to the biographical information set forth on pages 8-12 of this Proxy Statement, Attachment B sets forth information relating to the Board's director nominees as well as certain of our directors, officers and employees who are considered "participants" in our solicitation under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder by reason of their position as directors or director nominees of our company or because they may be soliciting proxies on our behalf.

              We urge you to vote for the nominees proposed by the Board by using only the enclosed WHITE proxy card and not to sign or return or vote any proxy card sent to you by the Icahn Group. If you have already voted using a proxy card sent to you by the Icahn Group, you can revoke it by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD'S THIRTEEN NOMINEES FOR DIRECTOR LISTED ABOVE ON THE ENCLOSED WHITE PROXY CARD.

REPORT OF THE AUDIT COMMITTEE

              The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our financial reporting and disclosure responsibilities, accounting functions and internal controls. The Audit Committee acts under a written charter, which our Board of Directors first adopted in 1997 and last amended in November 2011. Each of the members of the Audit Committee is independent as defined by the NYSE's listing standards and SEC rules.

Audit and Non-Audit Fees

              The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual consolidated financial statements for the fiscal years ended September 30, 2011 and September 30, 2010 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2011	2010
Audit fees (1)	$2,543,600	$2,688,100
Audit related fees (2)	83,600	80,400
Tax fees (3)	58,400	—

Total	$2,685,600	$2,768,500

              (1)          Audit fees consisted principally of fees for the audit of our annual consolidated financial statements, for reviews of the interim condensed consolidated financial statements included in our Forms 10-Q, for review of registration statements and issuance of comfort letters in connection with our senior notes offering during fiscal 2010 and for work in connection with the attestations required by Section 404 of the Sarbanes-Oxley Act of 2002 related to our internal control over financial reporting.

              (2)          Audit-related fees consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements or internal control over financial reporting and are not reported under "Audit fees." These services primarily relate to employee benefit plan audits.

              (3)          Tax fees consisted of fees billed for the review of state income tax returns and review of cash repatriation tax calculations.

Pre-approval of Services by the Independent Registered Public Accounting Firm

              The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services to be provided by our independent registered public accounting firm. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by our independent registered public accounting firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

              Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee Chair or one or more of its members. The member or members to whom such authority is delegated report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to us by our independent registered public accounting firm.

              The Audit Committee pre-approved the provision of all of the services described above and has considered and determined that the provision of such services is compatible with maintaining the independence of Deloitte & Touche LLP.

              The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed our audited consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2011 with our management and independent registered public accounting firm. Management is responsible for the consolidated financial statements and the reporting process, including the system of internal control. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States and the effectiveness of the internal controls over financial reporting based upon the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

              The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by AU Section 380 of the Public Company Accounting Oversight Board, Communication With Audit Committees, and Rule 2-07 of SEC Regulation S-X. In addition, the independent registered public accounting firm provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent registered public accounting firm their independence.

              In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, for filing with the SEC.

AUDIT COMMITTEE

Craig P. Omtvedt, Chair
Peter B. Hamilton
Harvey N. Medvin
Duncan J. Palmer
Richard G. Sim

STOCK OWNERSHIP

Stock Ownership of Directors, Executive Officers and Other Large Shareholders

              The following table shows the beneficial ownership of Common Stock of each director, each director nominee, each named executive officer appearing in the Summary Compensation Table on page 47, each other shareholder owning more than 5% of our outstanding Common Stock and the directors and executive officers (including the named executive officers) as a group.

              "Beneficial Ownership" means more than "ownership" as that term commonly is used. For example, a person "beneficially" owns stock if he or she owns it in his or her name or if he or she has (or shares) the power to vote or sell the stock as trustee of a trust. Beneficial ownership also includes shares the directors and executive officers have a right to acquire within 60 days after December 6, 2011 as, for example, through the exercise of a stock option.

              Except as otherwise stated in the footnotes to the following table, information about Common Stock ownership is as of December 6, 2011. At the close of business on December 6, 2011, there were 91,437,637 shares of Common Stock outstanding. Unless stated otherwise in the footnotes to the table, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Bryan J. Blankfield (1)(2)	249,019	*
Richard M. Donnelly (1)	43,152	*
Michael W. Grebe (1)	64,866	*
Peter B. Hamilton (1)	800	*
John J. Hamre (1)	11,353	*
Kathleen J. Hempel (1)	64,866	*
Wilson R. Jones (1)	108,124	*
Leslie F. Kenne (1)	2,686	*
Joseph H. Kimmitt (1)	168,874	*
Harvey N. Medvin (1)	34,454	*
J. Peter Mosling, Jr. (1)(3)	177,742	*
Craig P. Omtvedt (1)	21,453	*
Duncan J. Palmer (1)	800	*
David M. Sagehorn (1)(4)	197,135	*
John S. Shiely	—	—
Richard G. Sim (1)(5)	94,363	*
Charles L. Szews (1)(6)	469,358	*
William S. Wallace	2,183	*
Robert G. Bohn (1)(7)	875,140	*
All directors and executive officers as a group (1)(2)(3)(4)(5)(6)	3,085,908	3.29%
Icahn Group (8)	8,665,260	9.48%
The Vanguard Group, Inc. (9)	4,821,531	5.27%

              *            The amount shown is less than 1% of the outstanding shares of Common Stock.

              (1)          Amounts shown include 687,834 shares for Robert G. Bohn, 222,666 shares for Bryan J. Blankfield, 31,616 shares for Richard M. Donnelly, 50,616 shares for Michael W. Grebe, 2,799 shares for John J. Hamre, 50,616 shares for Kathleen J. Hempel, 81,666 shares for Wilson R. Jones, 1,024 shares for Leslie F. Kenne, 138,733 shares for Joseph H. Kimmitt, 15,816 shares for Harvey N. Medvin, 26,616 shares for J. Peter Mosling, Jr., 6,916 shares for Craig P. Omtvedt, 152,466 shares for David M. Sagehorn, 38,616 shares for Richard G. Sim, 333,800 shares for Charles L. Szews, 833 shares for William S. Wallace, and 2,184,625 shares for all directors and executive officers as a group that such persons have the right to acquire pursuant to stock options exercisable within 60 days of December 6, 2011. Amounts also include shares of restricted Common Stock, which are subject to forfeiture until they vest, in the following amounts to the following individuals listed in the table: 10,000 shares for Bryan J. Blankfield, 20,834 shares for Wilson R. Jones, 7,500 shares for Joseph H. Kimmitt, 33,334 shares for David M. Sagehorn, and 182,141 shares for all directors and executive officers as a group. Amounts shown also include restricted stock units under our Deferred Compensation Plan for Directors and Executive Officers, a portion which are subject to forfeiture until they vest, in the following amounts to the following individuals listed in the table: 2,286 units for Richard M. Donnelly, 2,875 units for John J. Hamre, 1,350 units for Leslie F. Kenne, 1,112 units for Craig P. Omtvedt, 800 units for Duncan J. Palmer, 1,350 units for William S. Wallace, and 9,774 units for all directors and executive officers as a group. Amounts shown also include units deemed to be invested in shares of our Common Stock that are credited to the following individuals' accounts in the following amounts under the Deferred Compensation Plan: 1,013 units for Bryan J. Blankfield, 5,679 units for John J. Hamre, 10,388 units for

Harvey N. Medvin, 23,497 units for Richard G. Sim, and 49,722 units for all directors and executive officers as a group. Restricted stock units and units held under the Deferred Compensation Plan will be distributed in the form of shares of our Common Stock.

              (2)          Amounts shown include 1,502 shares as to which ownership is shared with Rebecca R. Blankfield, Mr. Blankfield's wife.

              (3)          Amounts shown include 151,126 shares as to which ownership is shared with Joan P. Mosling, Mr. Mosling's wife.

              (4)          Amounts shown include 8,354 shares as to which ownership is shared with Katherine A. Sagehorn, Mr. Sagehorn's wife.

              (5)          Amounts shown do not include 18,900 shares held in a joint account with Cynthia J. Robinson-Sim, Mr. Sim's wife.

              (6)          Amounts shown include 9,200 shares as to which ownership is shared with Rochelle A. Szews, Mr. Szews' wife.

              (7)          Robert G. Bohn retired from his position as Chief Executive Officer effective December 31, 2010 and from his position as Chairman of the Board effective February 1, 2011. Beginning January 1, 2011 and continuing through November 30, 2011, Mr. Bohn continued his employment with our company making himself available on an exclusive basis to consult with or otherwise assist our company at our request.

              (8)          Amount shown is as described in Exhibit 1 to the Schedule 13D/A that High River Limited Partnership, Carl C. Icahn and certain other entities affiliated with Carl C. Icahn (collectively, the"Icahn Group") filed with the SEC on November 4, 2011. The address of the Icahn Related Entities is 767 Fifth Avenue, 47th Floor, New York, New York 10153. The Icahn Related Entities reported shared voting and dispositive power with respect to the shares included in the amount shown.

              (9)          Amount shown is as described in the Schedule 13G that The Vanguard Group, Inc. filed with the SEC on February 10, 2011. The Vanguard Group, Inc. is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole voting power with respect to 61,536 shares and sole dispositive power with respect to 4,759,995 shares, and has shared dispositive power with respect to 61,536 shares, included in the amount shown.

Section 16(a) Beneficial Ownership Reporting Compliance

              The Securities and Exchange Act of 1934 requires our directors, executive officers, controller and any persons owning more than 10% of our Common Stock to file reports with the SEC regarding their ownership of our Common Stock and any changes in such ownership. Based upon our review of copies of these reports and certifications given to us by such persons, we believe that our directors, executive officers and controller have complied with their filing requirements for fiscal 2011. However, forms reporting one transaction each on behalf of two of our officers, Mr. James Johnson and Mr. Wilson Jones, both relating to the surrender of shares to pay taxes due upon the vesting of restricted stock, were not timely filed.

REPORT OF THE HUMAN RESOURCES COMMITTEE

              The Human Resources Committee of our Board of Directors has reviewed and discussed the following "Compensation Discussion and Analysis" for fiscal 2011 and has further discussed and reviewed it with management. Based on their review and analysis, the Human Resources Committee recommended to our Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement, and also be incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

HUMAN RESOURCES COMMITTEE

Richard M. Donnelly, Chair
John J. Hamre
Kathleen J. Hempel
William S. Wallace

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Pay for Performance Philosophy

              Our Human Resources Committee follows a philosophy of linking our named executive officers' compensation to performance that will ultimately reward our shareholders. We use compensation programs to attract and retain the best executive talent and to motivate our executives to exceed specific financial and organizational goals set each year. The components of our compensation strategies include allocating a greater portion of compensation to variable pay (annual bonus and long-term equity incentives) than to fixed compensation (base salary and benefits). We believe this mix is properly aligned with shareholder interests. Perquisites are few and related to business need, and executives must comply with executive officer stock ownership guidelines to link their interests to those of shareholders.

              The Committee makes our annual compensation decisions in a thoughtful and deliberate way based on competitive market data that an independent compensation consultant provides and through open discussion within the Committee. We mitigate risks by having incentive plan caps, multiple approval review gates and a compensation clawback policy. Furthermore, each year, we complete a thorough risk analysis of our compensation programs.

              Current market conditions can also influence the annual goals and tools we use to have prudent flexibility to adapt to changing situations. This flexibility ensures we can make the best decisions to attract and retain the "right" executives to deliver strong performance for our shareholders over time.

Business Highlights

              Oshkosh Corporation is a leading global specialty vehicle manufacturer with a long track record of superior growth. From fiscal year 1997 through fiscal year 2010, sales and operating income grew at compound annual growth rates of 25% and 35%, respectively. We maintain the leading market share in virtually all of our businesses. Yet, since fiscal year 2008, we faced historic market forces with industry volumes down 40% to over 90% from prior peaks in our non-defense markets. We are also facing a potentially sharp downturn in our largest segment—defense, where U.S. defense spending is likely to decline over the next few years. Accordingly, we completed a comprehensive strategic study from January 2011 through July 2011 to, among other things, assess the outlook for each of our markets, consider strategic alternatives and develop strategic initiatives to address the difficult market forces then facing our company. The study culminated in the creation of our planned roadmap to deliver superior long-term earnings growth and increased shareholder value over the next business cycle and beyond. We named this plan our "MOVE Strategy" to reflect both our vision and the strategic elements of the plan. Our vision is to be "Mission Driven: To Move the World at Work." The four elements of our plan include:

      Market recovery and growth: capture the full upside of economic recovery and market growth with a strong focus on execution and conquest sales.

      Optimize cost and capital structure: optimize our cost and capital structure to provide value for customers and shareholders.

      Value innovation: continue to lead in product innovation over the full life cycle.

      Emerging market expansion: drive international growth in targeted geographies.

              We intend to achieve these four initiatives through a Mission Driven culture that values serving and delighting customers that perform important missions, such as protecting our men and women in the Armed Forces, fighting fires, rescuing accident victims, cleaning up refuse and rebuilding our world. Our culture values "Honesty, Accountability, Respect and Citizenship," the cornerstones of our code of ethics applicable to all employees—the Oshkosh Way. These values serve as our compass, guiding our decisions as we develop, market, sell and service our products, and when we recruit, hire, develop and compensate employees. We are particularly mindful of the value of accountability as we make decisions regarding executive candidate selection and the corresponding compensation packages we need to attract and retain talented people. We are committed to building an executive team that has exceptional strategic vision and leadership skills developed through significant experience, in-depth product knowledge and noteworthy personal accomplishments.

Alignment of Performance and Compensation

              Our compensation philosophy, programs and practices support our Board of Directors, executive officers and employees as they work to meet and exceed both customer and shareholder expectations in the context of historically difficult market conditions. The specific compensation programs that we have in place are designed to retain key, talented executives during these difficult times and incentivize them to create the foundation for a new legacy of superior growth. Retention has become a critical focus area for us as our long-term success coupled with near-term difficult market conditions have led other companies to routinely target us for talent. Our fiscal year 2011 compensation plans contained restricted stock awards for the first time in many years to provide that element of retention while continuing cash incentives and other equity awards that reward our key executives for achieving better than industry benchmark performance tied to key business measures or superior performance in light of difficult market conditions. Given the challenges that exist with our businesses, we must have the competitive tools to recruit and retain experienced and talented executives to achieve these objectives and always be developing managers and technical employees to be future leaders in our company. Yet our compensation plans were targeted well within industry norms and are generally close to or below the 50th percentile to reflect lower near-term prospects for our company.

              In line with our core values to be accountable to shareholders during these difficult market conditions, below is a summary of how we have aligned pay with current company performance and economic and market conditions:

  •
  The cash compensation that we paid to our current President and Chief Executive Officer, Mr. Szews, in fiscal year 2011 placed him at approximately the 25th percentile for cash compensation paid to the chief executive officers of companies included in the Towers Watson Executive Compensation Database, and he asked not to receive a raise in fiscal year 2012. The other named executive officers received below market salary increases for fiscal year 2012 that we are implementing fifteen months after their last increases.

  •
  In both September 2010 and September 2011, Mr. Szews declined equity compensation so that we could provide retention awards to key executives in September 2010 and limit total awards to named executive officers and other officers to cost conscious levels that remain competitive in both periods. Mr. Szews' decision to forgo any equity compensation awards allowed us to avoid approximately $10 million of pre-tax costs related to such awards, assuming such awards would have been made at the 50th percentile of awards made to chief executive officers at similarly sized companies.

  •
  We paid named executive officers, other than our former Chief Executive Officer pursuant to the terms of his retirement agreement, at the 50th percentile or lower compared to companies included in the applicable industry category of the Towers Watson Executive

    Compensation Database, except for Mr. Wilson Jones, given his critical role as President of the Access Equipment segment and who is an outstanding performer and leading candidate to ultimately succeed Mr. Szews. Consequently, we provided equity awards to Mr. Wilson close to the 75th percentile and annual cash compensation at slightly above the 60th percentile compared to companies included in the Towers Watson Executive Compensation Database.

  •
  Mr. Bohn, who retired as Chief Executive Officer on December 31, 2010, received compensation prior to that date in accordance with an employment agreement initially negotiated in 1998.

              We designed the specific incentives that we awarded in fiscal year 2011 for our named executive officers (other than Mr. Szews as to long-term incentives), and other executives, to provide considerable retention value as we weather the current challenging economic conditions that our business segments face. For long-term awards, we awarded a mix: time-based restricted stock to provide tangible value over the next three years to aid retention, and Total Shareholder Return (TSR) -based Performance Shares (as compared to the S&P Mid Cap 400) and stock options to provide longer term upside based on stock price appreciation. The fiscal year 2011 annual cash incentive plan continued to focus on Operating Income (OI) to drive share price appreciation, Return on Invested Capital (ROIC) as measured against a comparator group of industry peer companies, and Days Net Working Capital Improvement (DNWCI) in our business segments. We used ROIC and DNWCI to drive increased cash flow to reduce our leverage and appropriately cover our cost of capital. ROIC performance relative to the comparator group of industry peer companies was strong in fiscal year 2011 and exceeded the 75th percentile. Payouts in the annual cash incentive plan for fiscal year 2011 were generally between the minimum and target performance levels, which we believed was appropriate given the challenges we faced in our markets.

              While we did increase salaries for fiscal 2011 based on evaluating the performance of our executives at the end of fiscal year 2010, which was a record earnings year, on the recommendation of management, we decided to defer salary adjustments for fiscal year 2012 to January 2012 to coincide with the timing of completion of performance evaluations for the full 2011 fiscal year. This change also provides some cost relief for fiscal year 2012. The Human Resources Committee will now make decisions about base salary adjustments annually in November.

              In November 2011, the Human Resources Committee accepted the Chief Executive Officer's recommendation to approve no base salary increase for the Chief Executive Officer for fiscal year 2012 and to implement base salary increases for executive officers (other than the Chief Executive Officer) effective January 2012 in acknowledgement of the executive team's performance, but to limit those increases to 2% due to the difficult market conditions that exist for our company. Average increases for comparable executives and other professionals, based on Towers Watson data, are approximately 3% for fiscal year 2012.

              This Compensation Discussion and Analysis explains our compensation programs and policies for fiscal year 2011, and in certain instances our plans for fiscal year 2012, and how those programs and policies affected the compensation we paid to the following, who are our named executive officers:

Charles L. Szews, President and Chief Executive Officer
David M. Sagehorn, Executive Vice President and Chief Financial Officer
Wilson R. Jones, Executive Vice President and President, Access Equipment Segment
Bryan J. Blankfield, Executive Vice President, General Counsel and Secretary
Joseph H. Kimmitt, Executive Vice President, Government Operations and Industry Relations
Robert G. Bohn, former Chairman and Chief Executive Officer who retired as Chief Executive Officer on December 31, 2010

Oversight

              Our fiscal year 2011 ended September 30, 2011. During fiscal year 2011, the Human Resources Committee of our Board of Directors, which we refer to in this Compensation Discussion and Analysis as the Committee, consisted of the following independent directors: Mr. Richard M. Donnelly (Chairman), Mr. John J. Hamre, Ms. Kathleen J. Hempel, Mr. Michael W. Grebe, who served on the Committee until February 2011, and Gen. (Ret.) William S. Wallace, who joined the Committee in May 2011. As its charter provides, the Committee establishes, oversees and approves the compensation programs, awards, practices and procedures for our executive officers.

              The Committee has the authority to engage the services of outside advisors, experts and others to assist it in performing its responsibilities. In fiscal year 2011, the Committee retained Towers Watson as its advisor on issues related to the Committee's responsibilities. Throughout the year, the Committee regularly evaluated Towers Watson's performance and provided Towers Watson appropriate feedback. See "Governance of the Company—Committees of the Board of Directors—Human Resources Committee" for more information on the processes and procedures of the Committee, including the role of Towers Watson in assisting the Committee as it sets executive officer and non-employee director compensation.

Compensation Philosophy and Objectives

              We believe it is important that our compensation programs directly link a significant portion of our executives' compensation to defined performance standards so that we:

  •
  Give executives an incentive to perform with the interests of our shareholders in mind;

  •
  Build a senior leadership team with the skills needed to successfully execute our strategy, be competitive in the relevant marketplace and increase the long-term market value of our company;

  •
  Retain key executives, recognizing that our size and record of growth have made our executives frequent targets of executive search firms and that the cyclicality of our businesses can lead to uncertainty and potential turnover;

  •
  Motivate our senior leaders to perform at their highest level; and

  •
  Provide a balance between rewards that executives earn for annual results and those that they earn for strategic decisions that we expect will ensure sustainable long-term company performance. Performance measures can include company financial results compared to target and/or industry benchmarks.

              Consistent with these objectives, the Committee has designed compensation programs that have varying time frames for earning and payment and involve both cash and equity awards. These include:

  •
  Annual Compensation: Base salary, with potential merit increases based on performance, annual cash incentive awards tied to annual performance goals, employee benefits (e.g., health insurance) and limited perquisites (principally annual physicals and relocation packages when we ask executives to relocate);

  •
  Long-Term Compensation: Equity-based long-term incentive awards, including performance-based awards; and

  •
  Benefits Following Service: Benefits under qualified pension plans, retirement plans for senior executives, non-qualified deferred compensation plans, and employment and severance agreements.

              Because we want our executives' compensation to vary with our financial and share price performance, we designed our incentive compensation programs to reward improvement of operating income, improvement in efficiency of use of net working capital, return on invested capital and appreciation of our share price. For fiscal year 2011, the Committee expected reduced performance in our Defense segment and to a lesser extent Access Equipment segment due to the completion of most of the MRAP All Terrain Vehicle (M-ATV) contract in fiscal year 2010 and, in the Defense segment, a mix shift to the lower-margin FMTV contract. In addition, the Committee expected that commercial and fire and emergency segment performance would stabilize at lower levels or decline further. The Committee took these expectations into account in designing incentive compensation for fiscal year 2011 while noting that retention of executives was a higher priority in fiscal 2011 as employment opportunities in the market generally were increasing and our short term financial outlook was lower than our fiscal 2010 results.

Annual Compensation Plans Design Review

              The Committee annually evaluates our compensation plans to determine if it is appropriate to make changes in plan design, types of awards or levels of pay. This evaluation includes a review of Towers Watson's analyses of general industry compensation data, which provides comparative references for the Committee that we describe in more detail below. These analyses give the Committee an understanding of each executive's total direct compensation package so the Committee can determine if our compensation structure is consistent with our goals.

              Towers Watson also provides the Committee with updates regarding trends in executive compensation, recommendations for outside director and executive officer compensation, summaries of new or proposed regulations affecting executive compensation and special reports responding to specific inquiries from the Committee. The Committee also solicits Towers Watson's recommendations for changes to our methods of compensating executive officers in light of these general developments as well as factors specifically affecting our company. This information provides input for the Committee to consider when adopting the performance measures we use for our annual cash incentive awards and the performance-based and retention-oriented elements of our equity-based long-term incentive awards.

              In September 2010, the Committee decided to continue to use the Consolidated Operating Income and Return on Invested Capital performance measures for fiscal year 2011 to maintain the emphasis on maximizing income and debt reduction and on strong balance sheet management. The Committee also retained the Return on Invested Capital performance measure because it is a relative performance measure, requiring company performance to exceed certain thresholds relating to a peer group of companies in determining a portion of our executives' annual compensation. To ensure that we are using appropriate peer group company comparisons, our compensation consultant periodically provides an evaluation and recommendation with respect to the appropriateness of such peer group company comparisons. The next evaluation will occur in fiscal year 2012.

Determining Pay Levels

              On an annual basis, Towers Watson provides the Committee various analyses of general industry compensation data from its Executive Compensation Database, a survey of over 900 companies. We use this database because we believe the size ensures consistent and statistically valid data that is representative of the market in which we compete for executive talent. The Committee also uses targeted data for specific positions that are focused primarily on our Defense segment.

              Towers Watson compiles data regarding base salary, target and actual annual cash incentive awards and long-term incentive awards for these companies. The data reflects the individual responsibilities of each position and company revenue size. Through a regression analysis, Towers Watson adjusts the base salary and annual cash incentive data to match our revenue size using our estimates of our annual revenues for the then current fiscal year. At the time that the Committee took action relating to fiscal year 2011 compensation in September 2010, the Committee noted that our fiscal 2011 revenues would likely be lower than our estimated 2010 revenues due in large part to the decline in M-ATV revenues that would occur in fiscal 2011.

              For long-term incentive awards, Towers Watson compiles a long-term incentive report, which is a subset of its Executive Compensation Database. This report includes long-term incentive values for executives who perform duties at a subset of companies whose revenue is both higher and lower than ours that correspond to the duties that each of our named executive officers performs. For fiscal year 2011, Towers Watson used all companies within its Long-Term Incentive Plan Report with revenues between $6 billion and $10 billion in revenue in this report.

              The Committee requests the Towers Watson data at the 25th, 50th, 60th, 70th and 75th percentile levels for base salary, target and actual annual cash incentive awards, and long-term incentive awards for each of our executive positions at companies whose total revenue, as reported, corresponds to our total revenue and whose executive positions have responsibilities that correspond to the responsibilities of our executive officers. The Committee made compensation decisions for fiscal year 2011 at the Committee's meetings in September 2010 and November 2010 and used survey data that Towers Watson provided to us in August 2010. The Committee made compensation decisions for fiscal year 2012 at the Committee's meetings in September 2011 and November 2011 and used survey data that Towers Watson provided to us in September 2011.

              The Committee considers contributions of the executive officers by a review of their performance for the current year as compared to objectives that the Committee established the previous year. In setting performance objectives, the Committee considers the recommendations of Mr. Szews for each executive reporting to him. These performance objectives can emphasize the following financial and operational goals: earnings per share, revenue growth, cash flow improvement, working capital management, earnings growth, return on invested capital, operating income, operating income growth, operating income as a percent of revenue, customer relations, operational efficiency, international expansion, successful acquisition integration, debt reduction, cost containment, process improvement, innovation, talent development and implementation of lean manufacturing principles. Specific objectives for each executive reflect the responsibilities of their individual positions. The Committee independently sets similar performance objectives for the President and Chief Executive Officer. At the end of the fiscal year, each executive completes a self-assessment and provides that to the Chief Executive Officer for him to complete his evaluation of each executive's performance as to specific performance objectives for the year. The Committee then reviews these evaluations by the Chief Executive Officer. In addition, the Committee evaluates in a subjective manner each executive's leadership, technical skills and personal growth and development.

              The following table summarizes the general target mix of pay (fixed versus variable) for our Chief Executive Officer and other named executive officers. As discussed further below, our Chief Executive Officer did not receive equity incentive awards in fiscal 2011.

Base Salary

              For its review and adjustment of base salaries at its September 2010 meeting, the Committee used the Towers Watson Executive Compensation Database that Towers Watson provided to us in August 2010 by position to evaluate the competitiveness of our named executive officers' base salaries. The Committee generally believes base salaries that are within a range of the 50th percentile for this database are competitive. To ensure the accuracy of this comparison, the Committee reviewed the position descriptions that Towers Watson used to validate that the positions fully reflect our expectations for the corresponding position. The Committee then reviewed the performance objectives identified above so that its base salary decisions for each executive reflected his or her performance and were otherwise consistent with all our compensation goals.

              After analyzing the data and performance information, at its September 2010 meeting, the Committee made the following base salary adjustments for fiscal year 2011.

Named Executive Officer	Base Salary Adjustment as a % of Base Salary
Mr. Szews	—
Mr. Sagehorn	21.5%
Mr. Jones	12.8%
Mr. Blankfield	3.0%
Mr. Kimmitt	3.0%
Mr. Bohn	—

              Mr. Szews did not initially receive a salary increase in his role as President and Chief Operating Officer. Mr. Bohn did not receive a salary increase due to his retirement from his position as Chief Executive Officer effective December 31, 2010.

              Mr. Sagehorn's base salary increased 21.5% to bring him to approximately the 50th percentile for his position, recognizing his contributions in helping achieve significant cash flow generation and debt reduction during a period of extreme economic weakness, his three-year tenure in his position, and his more than ten years of service with our company in financial positions of increasing responsibility. After reviewing the Towers Watson Executive Compensation Database and considering his new role, at the time of the increase, as President of our Access Equipment segment, we increased Mr. Jones' salary 12.8% which placed him slightly above the 60th percentile. The Committee believed this increase in Mr. Jones' salary was reasonable because it reflected his strong performance in his new role and recognized the challenges he faced that are associated with growing a business in a reviving market with extensive international operations.

              The Committee noted that Mr. Blankfield received a 3% increase in his base salary as this amount was consistent with increases for other executive officers and was appropriate to maintain his salary at a competitive level as compared with the Towers Watson Executive Compensation Database. The Committee noted that Mr. Kimmitt received a 3% increase in his base salary as this amount was consistent with increases for other executive officers and was appropriate to maintain his salary at a competitive level as compared to all companies with similar positions included in Towers Watson's Defense & Aerospace industry category.

              At the Committee's November 2010 meeting, the Committee approved a 46.0% increase in Mr. Szews' base salary, effective as of October 1, 2010. The Committee acted in recognition of Mr. Szews' promotion to President and Chief Executive Officer, which became effective January 1, 2011, and his transition to the functions of the Chief Executive Officer prior to that time. The base salary provided to Mr. Szews, which was $1,000,000 annually, placed him just below the 50th percentile of salaries for chief executive officers in the Towers Watson database.

              For fiscal year 2012, the Committee, on the recommendation of management, moved the effective date of base salary adjustments to January 2012. The Committee determined to delay its base salary adjustment decisions until its November meeting to coincide with the timing of completion of performance evaluations for the full 2011 fiscal year. The Committee believes this timing better aligns its performance-based base salary adjustment decisions with the end of our fiscal year and reporting of final business results. The Committee will now consider base salary adjustments at its November meeting after performance reviews have been completed and reviewed with the Committee. In November 2011, the Human Resources Committee accepted management's recommendation to implement base salary increases for executive officers (other than the Chief Executive Officer) effective January 2012 in acknowledgement of the executive team's performance, but to limit those increases to 2% due to the difficult market conditions that exist for our company.

Annual Cash Incentive Awards

              Our annual cash incentive plan links compensation to the achievement of specific short-term corporate performance goals that management recommends and the Committee reviews each year at its September meeting and approves at its November meeting after having received more current performance forecasts for the ensuing fiscal year. Under this plan, we tie a significant portion (in fiscal year 2011, up to a maximum 200% of base salary for Mr. Szews and 120% of base salary for Messrs. Sagehorn, Jones, Blankfield and Kimmitt) of an executive's annual compensation to our performance relative to specific performance measures. Mr. Szews' maximum percentage was increased to the 200% level in light of his promotion to President and Chief Executive Officer.

              For the named executive officers (except Mr. Jones), the Committee used both a Consolidated Operating Income and a Return on Invested Capital performance measure for fiscal year 2011. The Committee set the fiscal year 2011 Consolidated Operating Income goal at a level lower than our consolidated operating income results for fiscal year 2010, largely reflecting the Committee's expectation of significantly decreased revenue and operating income in the Defense segment and to a lesser extent Access Equipment segment due to the substantial completion of the M-ATV contract in fiscal year 2010. When the Committee set the fiscal year 2011 Consolidated Operating Income goal in November 2010, the Committee determined that there was a reasonable likelihood that executives would receive cash incentive payments between minimum and target payment levels, with any above-target payments being linked to exceptional performance.

              For Mr. Jones, the Committee used a Consolidated Operating Income performance measure, an Access Equipment Segment Operating Income performance measure, and an Access Equipment Segment Days Net Working Capital Improvement, or DNWCI, performance measure for fiscal year 2011. The Committee determined to continue to provide business segment presidents the opportunity to be rewarded for results primarily tied to their business segment.

              The performance goal of Return on Invested Capital equals our net income before extraordinary items, nonrecurring gains and losses, discontinued operations and accounting changes plus the after tax cost of interest expense for the four quarters ended June 30, 2011 divided by the simple average of total debt plus shareholders' equity for the five quarters ended June 30, 2011. DNWCI represents our (or our relevant business segment's) year over year improvement in Days Net Working Capital. Days Net Working Capital is based on average Net Working Capital over the last five fiscal quarters and the average daily sales for the fiscal year. Net Working Capital is defined as current assets (less cash) minus current liabilities (less short term debt). Operating Income equals income before other income/expense, income taxes, and income/equity of our unconsolidated affiliates.

              The Return on Invested Capital measure compares our results to a limited comparator group of companies. Threshold, target and maximum performance levels will be met if our Return on Invested Capital results are at the 25th, 50th and 75th percentiles, respectively, of comparator group Return on Invested Capital. We believe this group is representative of the industrial machinery, construction machinery, heavy truck and defense industries in which we compete with our products. We believe this smaller and more focused universe of companies improves the reliability of the comparison for the Return on Invested Capital measure because these companies are more likely to have investment needs similar to ours both to support the maintenance and improvement of their infrastructure and to ensure continued growth. For fiscal year 2011, the specific companies in the Return on Invested Capital comparator group were:

Return on Invested Capital
Comparator Group of Companies for Fiscal Year 2011

Industrial Machinery	Construction, Machinery, Heavy Truck	Defense
Parker-Hannifin Corp.	Cummins Inc.	L-3 Communications Holdings Inc
Danaher Corp.	Terex Corp.	Goodrich Corp.
ITT Corp.	AGCO Corp.	Rockwell Collins, Inc.
Dover Corp.	NACCO Industries, Inc.	Precision Castparts Corp.
Timken Co (The)	Trinity Industries, Inc.	Alliant Techsystems Inc.
SPX Corp.	Manitowoc Company, Inc. (The)	Teledyne Technologies Inc.
Pentair, Inc.	Joy Global Inc.	Hexcel Corp.
Harsco Corp.	Toro Co. (The)	Curtiss Wright Corp.
Briggs & Stratton Corp.	Accuride Corp.	Kaman Corp.
Flowserve Corp.	Wabash National Corp.	Moog Inc.
Kennametal Inc.	Federal Signal Corp
Crane Co.	Wabtec Corp.
Pall Corp.	Greenbrier Companies Inc. (The)
Tecumseh Products Co.
Mueller Industries, Inc.
Lincoln Electric Holdings, Inc.
Donaldson Co. Inc.
Gardner Denver, Inc.
Valmont Industries, Inc.
Barnes Group Inc.
IDEX Corporation

              The Committee established threshold, target and maximum performance levels at its November 2010 meeting after reviewing management's recommendations at its September 2010 meeting. For the Segment DNWCI and Segment Operating Income performance measures, our President and Chief Executive Officer presented to the Committee, and the Committee considered, forecasts of our Consolidated Operating Income and our consolidated DNWCI performance for fiscal 2011 that included estimates of the DNWCI and Operating Income performance levels required by each of our four business segments for us to achieve the Operating Income and Consolidated DNWCI forecasts. Management initially recommended the threshold, target and maximum performance levels, and the Committee made final adjustments and determinations. When making the determinations in November 2010, the Committee looked at our fiscal 2011 budget and anticipated industry trends.

              Threshold performance levels represented our view of an acceptable level of performance short of target that merited receipt of a partial annual cash incentive award in view of our overall performance and desire for improvement in shareholder value. Providing an annual cash incentive award for achievement at the threshold performance level also aids in our ability to retain our key executives during periods of market weakness.

              Using the 2011 Towers Watson survey data, the Committee set target payout levels to be at approximately the 50th percentile of target annual cash incentive awards for similar executive positions as shown in the Towers Watson Executive Compensation Database. The Committee set the target performance levels at amounts that we believed were very challenging and above our most likely performance level, but at amounts that were not impossible to achieve.

              We set the maximum performance level to provide incentive to significantly enhance earnings, taking into consideration challenging market conditions in many of our businesses, to reduce debt and grow the business, and to ensure that executives would not receive a cash incentive award payment that is significantly above the market data for their positions as reflected in the Towers Watson survey. We set the maximum performance level at what we believed would be an extremely challenging level for our executives to achieve.

              The Committee discussed the weighting between the Operating Income and Return on Invested Capital (ROIC) performance measures. For executive officers other than Mr. Jones, the Committee decided that Consolidated Operating Income would comprise 80% of the target weighting and ROIC would comprise 20% of the target weighting. For Mr. Jones, the Committee decided that the Consolidated Operating Income would comprise 20% of the target weighting, Access Equipment Segment Operating Income would comprise 60%, and Access Equipment Segment DNWCI would comprise 20% of the target weighting. At its November 2010 meeting, the Committee structured the annual cash incentive plan for fiscal year 2011 for the named executive officers (other than Mr. Jones) based upon the forecasted financial performance of our company as follows:

	Bonus Weighting	Threshold	Target	Maximum
Consolidated OI	80%	$457 Million	$577 Million	$698 Million
ROIC	20%	25th Percentile of Comparator Group Performance	50th Percentile of Comparator Group Performance	75th Percentile of Comparator Group Performance

OI = Operating Income
ROIC = Return on Invested Capital

              Actual annual incentive consolidated operating income calculated under the terms of the plan was $506.4 million in fiscal year 2011, and consolidated ROIC was above the 75th percentile. Actual annual incentive consolidated operating income for purpose of the plan differs from consolidated operating income as it appears in our financial statements because the applicable plan language excludes certain non-cash, non-recurring items from the calculation of operating income.

              The Committee structured the annual cash incentive plan for fiscal year 2011 for Mr. Jones as Executive Vice President and President of our Access Equipment segment based upon the forecasted financial performance of our company and the Access Equipment segment as follows:

Consolidated Company and Access Equipment Segment—Specific Financial Performance Measures
	Bonus Weighting	Minimum	Target	Maximum
Consolidated OI	20%	$457 Million	$577 Million	$698 Million
Access Equipment OI	60%	$10 Million	$40 Million	$89 Million
Access Equipment DNWCI (Reduction) Percentage	20%	(70%)	(50%)	(30%)

OI = Operating Income (minimum 3% OI margin required for OI payment above target)

DNWCI = Days Net Working Capital Improvement (Reduction) Percentage

              Actual annual incentive plan Access Equipment segment operating income calculated under the terms of the plan was $62.5 million and DNWCI (reduction) was (34.6%).

              Actual performance in fiscal year 2011 for Consolidated Operating Income was above threshold and below target primarily due to lower revenue and margins, and actual performance in fiscal year 2011 for ROIC compared to the competitor group of companies was above maximum. As a result, Messrs. Szews, Sagehorn, Blankfield and Kimmitt received performance payouts between threshold and target. Mr. Jones received an award between the target and maximum level as Executive Vice President and President of our Access Equipment segment as his business segment performed above the target levels.

              The chart below shows our ROIC performance for fiscal year 2011, and historically, relative to the comparator group of companies:

              * Note that we did not use ROIC for fiscal year 2009. Rather, we used consolidated DNWCI to focus on cash flow, which was more important at that time.

              In November 2011, the Committee again assigned each executive threshold, target and maximum annual cash incentive award payment levels for fiscal year 2012 after a review of the competitive data from the Towers Watson Executive Compensation Database. To target the annual incentive award opportunity at approximately the 50th percentile of the competitive data (the targets are just below the 50th percentile), the Committee maintained the fiscal year 2011 payout opportunity for fiscal year 2012 for each of the named executive officers as follows:

	Threshold	Target	Maximum
Mr. Szews	50%	100%	200%
Mr. Sagehorn	30%	60%	120%
Mr. Jones	30%	60%	120%
Mr. Blankfield	30%	60%	120%
Mr. Kimmitt	30%	60%	120%
Mr. Bohn	N/A	N/A	N/A

              Consistent with the performance measures that it selected for fiscal year 2011, for fiscal year 2012, the Committee selected Operating Income and Return on Invested Capital as our performance measures, other than for Mr. Jones. The Committee once again assigned a weighting of 80% for Consolidated Operating Income and 20% for Return on Invested Capital. For Mr. Jones, consistent with fiscal year 2011, the Committee structured the annual cash incentive plan for fiscal year 2012 to reflect a weighting of 20% for Consolidating Operating Income, 60% for Access Equipment Segment Operating Income, and 20% for Access Equipment Segment DNWCI.

              For fiscal year 2012, following its review of an analysis provided by Towers Watson, the Committee updated the companies in the Return on Invested Capital comparator group to more accurately reflect our industry competition, business mix and revenue size. The comparator group for fiscal year 2012 includes companies in the same three distinct Standard Industrial Classification (SIC) industry groupings as in fiscal year 2011, Defense & Aerospace, Construction/Farm Machinery and Heavy Trucks, and Industrial Machinery, with annual revenues between $2 billion and $15 billion (approximately one-quarter to two times our annual revenue). The Committee removed fifteen companies from the comparator group that we used in fiscal year 2011 that had annual revenues below $2 billion or above $15 billion. The Committee added twelve companies to the comparator group for fiscal year 2012, five from the Defense & Aerospace SIC grouping, five from the Construction/Farm Machinery and Heavy Trucks SIC grouping, and two from the Industrial Machinery SIC grouping. The companies that were added met the revenue criteria the Committee established. As a result, the comparator group for fiscal year 2012 is:

Return on Invested Capital
Comparator Group of Companies for Fiscal Year 2012

Industrial Machinery	Construction/Farm Machinery and Heavy Trucks	Defense & Aerospace
Parker-Hannifin Corp.	WABCO Holdings Inc.	BE Aerospace Inc.
Stanley Black & Decker, Inc.	Terex Corp.	Goodrich Corp.
Dover Corp.	AGCO Corp.	Rockwell Collins, Inc.
Timken Co (The)	NACCO Industries, Inc.	Precision Castparts Corp.
SPX Corp.	Trinity Industries, Inc.	Alliant Techsystems Inc.
Pentair, Inc.	Manitowoc Company, Inc. (The)	Huntington Ingalls Industries, Inc.
Harsco Corp.	Joy Global Inc.	Spirit Aerosystems Holdings, Inc.
Briggs & Stratton Corp.	Navistar International Corp.	Curtiss Wright Corp.
Flowserve Corp.	PACCAR, Inc.	Textron, Inc.
Kennametal Inc.	Meritor, Inc.	Moog Inc.
Crane Co.	Sauer-Danfoss Inc.	Triumph Group, Inc.
Pall Corp.		ITT Corporation
Mueller Industries, Inc.
Lincoln Electric Holdings, Inc.
Donaldson Co. Inc.
Gardner Denver, Inc.
Valmont Industries, Inc.
Xylem Inc.

Equity-Based Long-Term Incentive Awards

              We also grant equity-based long-term incentive awards. We structure these awards so that executives receive equity-based compensation when long-term shareholder value is increased. We believe these awards help ensure that executives consider the interests of our shareholders when they make long-term strategic decisions. We granted three kinds of equity-based long-term incentive awards to the named executive officers in fiscal year 2011 (other than Mr. Szews): stock options, performance share awards and restricted stock. Each of these awards is subject to the terms of our 2009 Incentive Stock and Awards Plan. As is described in "Additional Proposals Requiring Your Vote—Approval of an amendment and restatement of our 2009 Incentive Stock and Awards Plan," we are asking shareholders to approve an amendment and restatement of our 2009 Incentive Stock and Awards Plan at the Annual Meeting primarily for the purpose of approving an increase in the number of shares available for issuance under the plan by a prudent amount.

              The Committee believes these equity-based, long-term incentive awards are key components of our compensation program. The Committee designs them to encourage a focus on our long-term growth and performance as well as to encourage and facilitate ownership of our Common Stock by those executives from whom a commitment to shareholders is most important. In addition to motivating key executives, we believe equity based awards have proven to be a valuable tool in hiring and retaining key executives so that they remain our employees over time and contribute to increased shareholder value. The Committee generally grants individual equity awards for executives on an annual basis at the September Board meeting prior to the start of our next fiscal year. The only exceptions to this timing for granting equity awards are in the event of a new hire or if an executive officer receives a promotion.

              In making equity-based long-term incentive awards in September 2011, the Committee reviewed the relevant data from the 2011 Towers Watson survey, using an estimate of annual revenues for the current fiscal year and companies in the appropriate subset revenue range. The data identifies a competitive dollar value of long-term awards for each position between the 25th and 75th percentiles.

              Except for Mr. Jones and Kimmitt, the Committee determined to make equity awards in fiscal year 2011 that were generally valued at approximately the 50th percentile of competitive long-term incentive award data, while still providing retention value for key executives. In determining actual grants, the Committee decided to award on average 50% stock options, 20% performance shares and 30% restricted stock which is different than the mix of awards in fiscal year 2010 which was 80% stock options and 20% performance shares. The Committee added time-based restricted stock to the mix of awards in fiscal 2011 to provide greater emphasis on retention due to restricted stock having greater tangible value than stock options or performance shares. The Committee valued stock options using the Black-Scholes valuation model, performance shares using a Monte Carlo simulation model and restricted stock using fair market value of the Common Stock. Given his critical role as President of the Access Equipment segment, which we believed would be our primary growth opportunity in 2012 and 2013, the total award values of the stock option, performance share and restricted stock awards to Mr. Jones approximated the 75th percentile to recognize performance and as a retention incentive. Mr. Kimmitt's equity award was above the general industry competitive data and just below the 25th percentile for all companies with similar positions included in Towers Watson's Defense & Aerospace industry category given his critical role in our Defense segment business development efforts. The chart below shows the mix of compensation for our named executive officers, other than Mr. Szews, that is "at risk" and how it compares to that of the competitive market:

Sagehorn/Blankfield/Jones/Kimmitt	50th Percentile of Competitive Market

              Note that the above does not include Mr. Szews as he received no long term incentive awards in fiscal 2011. For the second consecutive year and as the below graph illustrates, based upon the Committee's acceptance of Mr. Szews' recommendation, Mr. Szews did not receive equity-based long-term incentive awards as President and Chief Executive Officer so that we could provide retention awards to key executives in September 2010 and limit total awards to named executive officers and other officers to cost conscious levels that remain competitive in both periods. Also, in light of amounts disclosed for him under "Stock Ownership of Directors, Executive Officers and Other Large Shareholders," Mr. Szews does have a significant interest in the performance of our Common Stock. The Committee's decisions to not grant Mr. Szews long-term awards are in no way indicative of the Committee's view of his performance, nor do they represent a change in the Committee's compensation philosophies which include compensating executives at the 50th percentile of competitive pay. Mr. Bohn did not receive equity based long-term incentive awards in fiscal year 2011 due to his retirement from his position as Chief Executive Officer effective December 31, 2010.

Stock Options

              The Committee believes stock options are a valuable tool that ties a portion of the executives' compensation to stock price appreciation. Because participants realize value from stock options only when and to the extent that the price of our Common Stock on the date of exercise exceeds the exercise price of the option, there is a strong link between executive decision making and long-term shareholder value. The Committee also believes stock option grants enable us to attract highly skilled executives in the marketplace which is essential to our long-term success. This form of compensation provides executives with a competitive compensation package and an opportunity to create wealth by becoming owners of our Common Stock.

              Each stock option that the Committee granted in September 2011 permits executives, for a period of seven years, to purchase shares of our Common Stock at the exercise price that is equal to the closing price of our Common Stock on the date of the grant. The stock options that we granted in September 2011 vest in three equal annual installments beginning one year after the grant date.

Performance Share Awards

              The Committee awarded performance shares to certain of our named executive officers in fiscal 2011. Executives earn performance shares only if our total shareholder return, which is defined as stock price appreciation plus dividends, over three years compares favorably to a group of companies. The final number of shares awarded can be zero or can be doubled relative to the target for the award. Performance shares also support the Committee's objective of increasing executives' ownership interest in our company, but only if and to the extent that our total shareholder return reaches a specified level of performance relative to other companies.

              Under these awards, executives realize value by receiving performance shares at the end of a specified time period based upon the number of target performance shares for an executive at the start of the period, provided that we achieve the established performance criteria.

              An executive will earn performance shares under the program that the Committee approved in fiscal year 2011 if we achieve a total shareholder return that is at least equal to the 40th percentile of the total shareholder return that the group of companies comprising the Standard & Poor's MidCap 400 Index achieves over the three-year vesting performance period. The Committee chose the Standard & Poor's MidCap 400 Index rather than a more targeted index because it reflects the Committee's view that there is a broad range of investment options available to shareholders.

              The schedule below reflects the percent of target performance shares that an executive could earn at the end of the three-year period based on our performance:

3 Year Total Shareholder Return Percentile	Percent of Target Shares Award Earned
Below 40th Percentile	0%
40th Percentile	50%
60th Percentile	100%
80th Percentile	200%

              The Committee believes the use of performance shares structured in this format will reward executives only if our performance results in our achieving shareholder return similar to companies in the Standard & Poor's MidCap 400 Index. It also reinforces our pay for performance philosophy by providing target (100%) payout only if we achieve at least the 60th percentile, and up to a 200% maximum payout for performance at or above the 80th percentile. This approach adds the element of performance, rather than being a strictly time-based award.

Restricted Stock

              The Committee believes restricted stock is a valuable tool that ties a portion of the executive's compensation to stock price appreciation, and the vesting period helps our company retain the executive. Because participants realize more value to the extent that the price of our Common Stock on the vesting date is higher, there is a link between executive decision making and shareholder value. The fact that the restricted stock has no value unless the participant remains employed until the vesting date serves as a retention tool.

              Each restricted stock grant that the Committee made in fiscal 2011 has a three-year vesting period with one-third vesting each year. To further support retention, for each restricted stock grant that the Committee made in fiscal 2011, the Committee changed a prior practice to provide that the shares of restricted stock do not vest upon retirement.

Retirement Benefits

              We have long offered a variety of plans that provide retirement benefits. The retirement plans for the named executive officers include a 401(k) plan with company matching contributions which we offer to most employees. In addition, all of the named executive officers are eligible to participate in our qualified non-contributory defined benefit pension plan, which we also offer to the salaried employees in our corporate office and Defense business segment. We also offer supplemental executive retirement plans that are only available to executives on the recommendation of the Chief Executive Officer and with Committee approval. See "Pension Benefits" for more information regarding our supplemental executive retirement plans and our pension plan.

Deferred Compensation

              Our named executive officers are also eligible to participate in our Deferred Compensation Plan for Directors and Executive Officers, which is a non-qualified, unfunded retirement savings plan. This plan allows the deferral of base salary and annual cash incentive awards into either an investment program, which pays a guaranteed rate of return based on the prime interest rate plus 1%, or a share program, which mirrors the performance of our Common Stock during the relevant time period, including dividends. Restricted stock grants and performance shares may also be deferred under the Deferred Compensation Plan.

              See "Nonqualified Deferred Compensation" for more information regarding our deferred compensation plans.

Certain Perquisites and Benefit Programs

              During fiscal year 2011, we provided limited perquisites to certain executive officers. Mr. Szews is eligible for an annual physical examination at our expense, but Mr. Szews elected to personally pay for the cost of his annual physical in fiscal year 2011. In addition, our company's Board of Directors had approved Mr. Szews' service as a member of the board of directors of another company in recognition of the valuable professional development opportunities such service can provide Mr. Szews while serving as our President and Chief Executive Officer. During fiscal year 2011, Mr. Szews traveled to this board's meetings on our company aircraft to minimize travel time and to facilitate his service on that board.

              For Mr. Bohn, these included payment of expenses related to tax, legal and financial planning assistance, as his employment agreement required, and payment of expenses related to an annual physical examination that we required Mr. Bohn to have while he was serving as our Chief Executive

Officer. We also made a payment to Mr. Bohn to reimburse him for taxes he incurred on his perquisites and on that additional payment. We believed this was consistent with the terms of his employment agreement. Also under Mr. Bohn's employment agreement, he was entitled to life insurance and he was entitled to long-term disability benefits. While serving as our Chief Executive Officer, Mr. Bohn received the benefit of a life insurance policy, and our company paid the premiums. Following the effective date of Mr. Bohn's retirement from his position as Chief Executive Officer and the termination of his employment agreement on December 31, 2010, we no longer paid the premiums on a life insurance policy for Mr. Bohn. In addition, our company's Board of Directors had also approved Mr. Bohn's service on other company boards, and during fiscal year 2011 prior to his retirement from his position as Chief Executive Officer, Mr. Bohn also traveled to a board of directors meeting on our company's aircraft to minimize travel time and to facilitate his service on these boards.

              We provided health and welfare benefit plans to all of our executives under the plans available to most of our employees. These included medical, dental, vision, life insurance, and short- and long-term disability coverage. All of our executives were eligible for an annual executive physical examination outside the normal health plan but none were reimbursed in fiscal year 2011. Mr. Szews and other executives utilize the health plan for routine annual physicals as needed. In addition, we made payments to Mr. Jones to reimburse him for taxes he incurred for relocation expenses in accordance with our relocation policies and on that additional payment. Finally, we made payments to certain executives to reimburse these executives for taxes they incurred for spousal travel (Messrs. Jones, Blankfield and Kimmitt) when it was appropriate to have the spouse travel with the executive for business-related reasons, but the spousal travel was taxable under applicable tax rules, and on that additional payment.

Executive Employment and Severance Agreements and Other Agreements

Employment Agreement

              The only named executive officer with whom we currently have an employment agreement is Mr. Szews. The other named executive officers have a severance agreement (See "Severance Agreements") under which certain benefits would become payable to the executive in the event of a change in control of our company and subsequent termination of the executive's employment. Mr. Szews also has a severance agreement and his employment agreement does not provide for benefits payable to him in the event of a change in control of our company.

              We first entered into an employment agreement with Mr. Szews in 2007. We subsequently entered into an amended and restated employment agreement with Mr. Szews in 2008 and again on April 26, 2011 in connection with his appointment to the position of Chief Executive Officer. We have an employment agreement with Mr. Szews because he holds a critical position that is highly visible to the investment community and other outside constituents. Our loss of Mr. Szews would result in concerns among external parties and could lead to an adverse impact on our share price. Therefore, we want to retain his services and have protection in the form of various restrictive and protective covenants, such as an agreement not to compete with us for a certain time should he decide to terminate his employment with us. Our Human Resources Committee believes that the terms of the amended and restated employment agreement that we entered into with Mr. Szews on April 26, 2011 are in the aggregate significantly more favorable to our company compared to those of our prior Chief Executive Officer's employment agreement.

              The initial term of Mr. Szews' employment agreement expires on December 31, 2012. Following the expiration of the initial term, the term of the employment agreement will be automatically renewed and extended annually for periods of one year unless either party gives notice of nonrenewal. However, the term of the employment agreement will not be automatically renewed and extended beyond the date on which Mr. Szews would attain age 62. The employment agreement provides that Mr. Szews is entitled to a base salary of a specified amount and the right to participate in all employee benefit plans offered to our other senior executives. If we terminate Mr. Szews' employment without cause or Mr. Szews terminates his employment for good reason, then, provided that Mr. Szews executes a release of claims against us, Mr. Szews will generally be entitled to receive, in lieu of base salary and bonus for the remaining term of the employment agreement, severance pay in an amount determined pursuant to the terms of the employment agreement. If Mr. Szews is entitled to severance pay, then, for no additional consideration, Mr. Szews is obligated to make himself available to consult with and otherwise assist or provide general advice to our then Chief Executive Officer and to our Board of Directors as and at such times as they may reasonably request during the two-year period after the date of termination of Mr. Szews' employment. See "Potential Payments upon Termination or Change in Control" for more information regarding Mr. Szews' employment agreement and potential amounts that we may pay to Mr. Szews under the employment agreement.

              Prior to Mr. Bohn's retirement as Chief Executive Officer, we had an employment agreement with Mr. Bohn. In connection with his retirement, we entered into a Retirement Agreement with Mr. Bohn on September 21, 2010. The Retirement Agreement provides that Mr. Bohn's employment agreement terminated on December 31, 2010, except for certain provisions contained in the employment agreement, which remain in effect for such time as set forth in the Retirement Agreement. In determining to enter into the Retirement Agreement with Mr. Bohn, the Committee took into account the terms of his employment agreement and the values of the payments and benefits to which he was entitled under that agreement. The Committee also received the advice of Towers Watson and special counsel to the Board. Ultimately, the Committee concluded that the aggregate value of the retirement terms did not differ materially from the values of the payments and benefits to which Mr. Bohn was entitled under his existing employment agreement, which we had previously disclosed and was initially negotiated in 1998. Among other reasons, we entered into the Retirement Agreement to facilitate an orderly transition of the Chief Executive Officer and Chairman of the Board positions, to clarify certain matters under Mr. Bohn's employment agreement, to extend the terms of noncompetition and restrictive covenant provisions of his employment agreement and to obtain a general release from Mr. Bohn. See "Potential Payments upon Termination or Change in Control" for more information regarding Mr. Bohn's employment agreement and the Retirement Agreement and the amounts that we paid to Mr. Bohn in fiscal 2011 and may pay to Mr. Bohn in the future under his employment agreement and the Retirement Agreement.

Severance Agreements

              We have severance agreements with Messrs. Szews, Sagehorn, Jones, Blankfield and Kimmitt that we intend to provide each of them with reasonable compensation if their employment is terminated in certain defined circumstances, primarily following a change in control of our company. We entered into these agreements to provide us with certain protections, specifically to retain key executives prior to or following a change in control and to ensure key executives keep in mind the best interests of shareholders when making decisions during a potential or actual change in control. The Committee administers the severance agreements and selects executive officers who are eligible for these agreements. In fiscal year 2009, the Committee determined that the company would not enter into any new severance agreement that provides for an Internal Revenue Code Section 280G tax gross up benefit. Although the Committee has since approved amendments to certain severance agreements that the company had entered into prior to the Committee's determination, the amendments that the Committee has approved with respect to those severance agreements that provide for a Section 280G tax gross up benefit have been only those necessary to cause such severance agreements to comply with Internal Revenue Code Section 409A.

              Under the executive severance agreements, after a change in control of our company, if we terminate the executive's employment other than by reason of death, disability or for cause, then the executive is entitled to a cash termination payment of up to three times base salary and bonus (except for Mr. Jones, who is entitled to two times base salary and bonus) and other benefits, including additional pension benefits (except for Mr. Jones), outplacement services, legal services and continuation of welfare benefits for up to three years (except for Mr. Jones, who is entitled to up to two years of continuation of welfare benefits). Each executive is also entitled to a cash termination payment and other benefits if the executive terminates his employment for good reason, as defined in the severance agreements, after a change in control. The agreements also provide for a tax gross-up payment to the executive (except for Mr. Jones, whose agreement does not provide for such a payment) if any payments in connection with the change in control are subject to the 20% excise tax imposed by the Internal Revenue Code for "excess parachute payments." In fiscal 2011, the Committee approved revisions to the form of agreement to which Mr. Jones is a party to provide that, to the extent that payments to Mr. Jones under his agreement would be considered "excess parachute payments," the payments will be reduced to a point at which they are no longer considered excess parachute payments, or he will receive the full payment and be personally liable for the excise tax, whichever produces the larger after-tax benefit to him. The Committee approved these revisions because it concluded that the prior approach of simply reducing payments to a point at which they are no longer considered excess parachute payments could, for some executives, have the effect of decreasing too severely the benefits that the agreements provide with the result that the agreements would not serve their intended purpose. The Committee has approved severance agreements for other officers with terms that are not as favorable to those officers (among other things, by providing for a maximum of one times base salary and bonus), and the Committee carefully selects the appropriate agreement for a given executive after considering market conditions and other relevant circumstances in each case.

              See "Potential Payments upon Termination or Change in Control" for more information regarding these severance agreements and potential amounts that we may pay under them to our named executive officers.

Executive Incentive Compensation Recoupment Policy

              On September 19, 2011, the Committee adopted the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy, which is also known as a "clawback policy." The policy applies to all non-equity incentive compensation and equity awards to "covered executives," including our named executive officers, granted on or after September 30, 2011. Under the policy, if we are required to prepare an accounting restatement relating to our publicly-reported consolidated financial statements due to our material noncompliance with financial reporting requirements under U.S. federal securities laws, then we will have the right, to the extent permitted by governing law, to take appropriate action to recoup all or part of any incentive award that we actually paid to a covered executive if the amount of money or number of shares paid to the executive was expressly based on the achievement of financial results that were subject to the restatement and the executive would have been paid a lower amount or number under the express terms of the incentive award based on the financial results after the restatement. The amount of non-equity incentive compensation to be recovered will be the excess of the amount actually paid to the covered executive, calculated on the basis of the financial results before the restatement, over the amount that would have been paid had the amount been calculated on the basis of the financial results giving effect to the restatement. The amount of any equity award to be recovered will be the excess of the number of shares of our Common Stock (or equivalent value) actually paid to the covered executive, calculated on the basis of the financial results before the restatement, over the number of shares (or equivalent value) that would have been paid had the number been calculated on the basis of the financial results giving effect to the restatement.

Stock Ownership Guidelines for Executive Officers

              The Committee has adopted executive officer stock ownership guidelines that apply to executive officers to align these individuals' interests with those of shareholders with respect to improving our stock performance in the long term. The Committee last changed these guidelines on February 4, 2008 to increase stock ownership levels to the following levels:

Chief Executive Officer	Five Times Annual Base Salary
Chief Financial Officer	Four Times Annual Base Salary
Executive Vice Presidents	Three Times Annual Base Salary

              These guidelines recommend that each named executive officer achieve the level of stock ownership set forth in these guidelines within five years of commencement of employment or promotion. Stock ownership includes stock that is not restricted in any way and the value of exercisable stock options for which the exercise price is less than the current market value of a share of our stock, based upon the market price of our stock, the exercise price and taxes that the officer would pay on exercise.

              As of May 2011, when the Committee last reviewed these guidelines, Mr. Szews and Mr. Blankfield exceeded the stock ownership levels in these guidelines. Mr. Kimmitt's stock ownership level was 2.7 times his annual base salary. Mr. Kimmitt's stock ownership did not meet the stock ownership level for an executive serving in his position as set forth in these guidelines. As a result, Mr. Kimmitt will not receive approval to sell shares or exercise options unless he reinvests the net proceeds in shares of our company during any of our trading windows until he satisfies that stock ownership level. Mr. Sagehorn and Mr. Jones have not been in their current positions for five years.

Tax Treatment of Compensation

              Section 162(m) of the Internal Revenue Code limits our income tax deduction for compensation paid in any taxable year to certain executive officers that exceeds $1,000,000 unless such compensation falls within certain exceptions. It is the policy of the Committee that we should use our best efforts to cause any compensation paid to executive officers in excess of this dollar limit to qualify for such exceptions and thereby continue to be deductible by us. In particular, the 2009 Incentive Stock and Awards Plan was designed to permit awards made under it to qualify for the Code's exception for "performance-based compensation." The Committee views the tax deductibility of executive compensation as one of the many factors to be considered in the context of its overall compensation objectives. The performance shares we awarded in September 2008 are not deductible under Section 162(m) since our shareholders had not yet approved the performance measure of total shareholder return under Section 162(m) at the time of the awards. However, as a result of our shareholders' approval of the 2009 Incentive Stock and Awards Plan, the performance shares we awarded in September 2009 and September 2010, which were also based on total shareholder return, will be deductible for Section 162(m) purposes.

              Our deferred compensation plan, SERP, certain awards under our 2009 Incentive Stock and Awards Plan and employment and severance agreements are subject to Section 409A of the Internal Revenue Code. We have updated these plans and agreements to ensure continued compliance.

Conclusion

              We believe our executive compensation programs position us to compete when recruiting, selecting, and seeking to retain key executives. The issue of executive retention has increased in importance to us over the past twelve months as alternative employment opportunities have become more frequently available and we are a prime target of certain executive search firms. We further believe that our use of equity-based incentives will retain our key talent, aligns the interests of executive management with the interests of shareholders, and that these incentives will motivate executives to create long-term shareholder value. In developing compensation plans for fiscal year 2012, the Committee considered the positive "say on pay" vote of our shareholders at our 2011 Annual Meeting of Shareholders. As a result and as we described in this Compensation Discussion and Analysis, the Committee kept in place for fiscal year 2012 many of the same executive compensation program components that it had disclosed to shareholders in our proxy statement for the 2011 Annual Meeting of Shareholders.

Relation of Our Compensation Policies and Procedures to Risk Management

              Our senior management conducted a comprehensive risk assessment of our compensation programs. Senior management considered each of our material compensation programs and evaluated the levels of risk-taking that each of those programs could potentially encourage. Management then presented this risk assessment to the Human Resources Committee, which independently reviewed and evaluated the risk assessment. In conducting its review of management's risk assessment, the Committee considered in particular the following attributes and risk-mitigation features of our compensation programs:

  •
  the use of comparative short-term and long-term compensation data from a preselected group of comparable companies to determine appropriate compensation benchmarks for our employees;

  •
  the Committee's independent oversight and administration of many of our compensation programs;

  •
  multiple corporate departments, including our Human Resources, Finance and Legal Departments, conducted internal reviews of our compensation programs;

  •
  the Committee sets the awards following receipt of advice and industry benchmarking from Towers Watson, a nationally recognized compensation consultant;

  •
  we have established maximum short-term and long-term compensation payouts for performance-based components of our compensation programs;

  •
  our compensation programs maintain an appropriate balance between short-term and long-term incentive awards so that our employees have an incentive to enhance earnings, reduce debt and grow our business while ensuring that employees' interests are aligned with those of our shareholders;

  •
  we determine compensation awards based on the satisfaction of clearly defined criteria that the Committee established based on its independent review and analysis of our financial performance goals and comparisons with peer group companies;

  •
  we have specifically designed our compensation programs to reflect our compensation philosophy of incentivizing employees to perform with shareholders' interests in mind, building a successful senior leadership team, retaining key employees, motivating our senior leaders to perform at their highest levels and balancing incentives for short-term results with long-term company performance;

  •
  we limit the authority of senior management to enter into certain transactions that are inherently risky without Board approval, including certain hedging and foreign currency transactions over prescribed levels, acquisitions and divestitures and certain tax transactions, among others;

  •
  we do not issue "mega grants" to any employees and we limit annual awards within industry benchmarks;

  •
  the shareholders approved the compensation of our named executive officers on an advisory basis in February 2011, and we have not materially changed or altered our programs since that time; and

  •
  the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy provides us the right to recoup all or part of any incentive award actually paid to a covered executive if we are required to prepare an accounting restatement relating to our publicly-reported consolidated financial statements.

As a result of the review of management's risk assessment that we describe above, the Committee determined that our compensation programs effectively create a proper balance between appropriate risk-taking and competitive compensation. Based on the Committee's determination, we believe our compensation programs do not create risks that are reasonably likely to have a material adverse effect on our company.

Summary Compensation Table

              The table below summarizes for our last three fiscal years the compensation paid to or earned by our Chief Executive Officer, our Chief Financial Officer and our next three highest paid executive officers. We refer to such individuals in this Proxy Statement as our named executive officers. As we discuss more fully in the notes to the table, we calculated amounts for equity awards based on SEC rules. Therefore, the amounts shown are not necessarily actual amounts we paid to these officers or that these officers will receive in the future. Information is not included for Mr. Blankfield for fiscal 2009 and 2010 because he did not become a named executive officer until fiscal 2011. Information is not included for Mr. Jones for fiscal 2009 because he did not become a named executive officer until fiscal 2010. Information is included for Mr. Bohn because Mr. Bohn served as our Chief Executive Officer until December 31, 2010, and such information includes all compensation paid to Mr. Bohn during fiscal 2011 under the terms of his employment agreement and his Retirement Agreement.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)(4)(5)	Total ($)
Charles L. Szews,	2011	983,037	—	—	—	960,126	1,013,334	5,536	2,962,033
President and Chief	2010	684,950	—	—	—	1,095,920	437,290	14,117	2,232,277
Executive Officer	2009	583,377	—	345,200	1,421,880	244,116	432,342	3,873	3,030,788

David M. Sagehorn,	2011	561,155	—	652,925	646,365	326,797	211,237	8,299	2,406,778
Executive Vice President	2010	465,003	—	768,920	855,799	558,004	84,193	17,871	2,749,790
and Chief Financial Officer	2009	411,021	—	172,600	736,950	124,434	45,590	2,191	1,492,786

Wilson R. Jones,	2011	438,078	—	386,750	367,850	361,681	37,894	7,393	1,599,646
Executive Vice President	2010	355,385	—	566,675	622,399	330,712	35,326	81,625	1,992,122
and President,
Access Equipment

Bryan J. Blankfield	2011	438,648	—	319,150	310,045	253,999	300,880	9,029	1,631,751
Executive Vice President,
General Counsel and
Secretary

Joseph H. Kimmitt,	2011	402,162	—	246,675	241,730	232,871	494,853	15,720	1,634,011
Executive Vice President,	2010	390,886	—	97,160	625,512	469,063	248,970	15,243	1,846,834
Government Operations	2009	361,265	—	103,560	424,830	104,601	190,955	11,869	1,197,080
and Industry Relations

Robert G. Bohn,	2011	2,147,070	—	—	—	—	679,990	107,879	2,934,939
Former Chief Executive	2010	1,184,501	—	—	—	2,369,004	479,030	86,849	4,119,384
Officer	2009	1,015,807	—	863,000	3,468,000	527,813	366,810	76,584	6,318,014

              (1)          As applicable SEC rules require, amounts in this column are based on the aggregate grant date fair value of awards to our named executive officers under our 2004 Incentive Stock and Awards Plan and our 2009 Incentive Stock and Awards Plan rather than actual amounts we paid to these officers or amounts that the officers actually realized or will realize as a result of these awards. We computed the aggregate grant date fair value of these awards in accordance with FASB ASC Topic 718, Stock Compensation, which we refer to as FASB ASC Topic 718, except that, in compliance with SEC requirements, for awards that are subject to performance conditions, we reported the value at the grant date based upon the probable outcome of such conditions. We based the fair value of stock awards on the market price of the shares awarded on the date of grant (which considers the value of dividends that the holder of restricted shares is entitled to receive). We calculated the fair values of option awards using a Black-Scholes valuation model. Note 17 to our audited consolidated financial statements for the fiscal year ended September 30, 2011, which we included in our Annual Report on Form 10-K that we filed with the SEC on November 16, 2011, includes assumptions that we used in the calculation of these amounts.

In fiscal 2011, we granted performance shares to certain of our named executive officers that vest at the end of the third fiscal year following the grant date. Our named executive officers earn performance shares only if our total shareholder return over the three year performance period compares favorably to that of a comparator group of companies. Potential payouts range from 0% to 200% of the target values for these awards. Where amounts in this column include these performance share awards, the amounts in the table assume achievement of the target level of performance (100% payout) for such awards. Assuming performance at the highest level, the aggregate grant date values of the stock awards for each of our named executive officers that received such awards during fiscal 2011 were as follows: (i) for Mr. Sagehorn, $1,443,000; (ii) for Mr. Jones, $817,700; (iii) for Mr. Blankfield, $692,640; and (iv) for Mr. Kimmitt, $548,340. We did not grant any performance share awards to Mr. Bohn or Mr. Szews during fiscal 2011.

              (2)          The amounts in this column reflect the actuarial increase from the prior year in the present value of the named executive officer's benefits under our applicable retirement plans that apply determined using the assumptions set forth in footnote (2) to the Pension Benefits Table below.

              (3)          We paid $38,128 in life insurance premiums on behalf of Mr. Bohn in fiscal year 2011. We also provided Mr. Bohn certain perquisites and personal benefits including payment of expenses for tax preparation, legal and financial planning assistance, use of the corporate plane for travel to meetings of the other boards of directors on which he serves, and a yearly physical examination. In addition, we paid Mr. Bohn $50,415 to reimburse him for taxes he incurred on his perquisites and on that additional payment.

              (4)          We paid relocation-related costs for Mr. Jones in connection with Mr. Jones' promotion to the position of President of our Access Equipment segment in June 2010. These costs included temporary living expenses and costs related to Mr. Jones' and his spouse's travel to purchase a home in Maryland on a regularly scheduled business flight of the company plane.

              (5)          We provided Mr. Kimmitt certain perquisites and personal benefits, including use of an automobile. We also provided Mr. Kimmitt health benefits at no incremental cost to us and the use of the company plane for his spouse to travel to a company business event.

Grants of Plan Based Awards

              The table below sets forth information regarding all incentive plan awards that we granted to our named executive officers in fiscal 2011 under our 2009 Incentive Stock and Awards Plan.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles L. Szews	9/19/2011	500,000	1,000,000	2,000,000	—	—	—	—	—	—	—

David M. Sagehorn	9/19/2011	169,500	339,000	678,000	13,750	27,500	55,000	20,000	61,500	19.24	1,299,290

Wilson R. Jones	9/19/2011	132,000	264,000	528,000	7,500	15,000	30,000	12,500	35,000	19.24	754,600

Bryan J. Blankfield	9/19/2011	131,742	263,484	526,968	6,500	13,000	26,000	10,000	29,500	19.24	629,195

Joseph H. Kimmitt	9/19/2011	120,784	241,567	483,134	5,250	10,500	21,000	7,500	23,000	19.24	488,405

Robert G. Bohn	9/19/2011	—	—	—	—	—	—	—	—	—	—

              (1)          The amounts shown represent the threshold, target and maximum awards that each of our named executive officers can earn under our annual cash incentive plan for fiscal year 2012 as we describe more fully under "Compensation Discussion and Analysis – Annual Cash Incentive Awards."

              (2)          The amounts shown represent the threshold, target and maximum amounts of performance share awards that we awarded in fiscal year 2011 to the named executive officers under our 2009 Incentive Stock and Awards Plan as we describe more fully under "Compensation Discussion and Analysis – Equity Based Long-Term Incentive Awards – Performance Share Awards." The threshold amount is total shareholder return at or above the 40th percentile as compared to total shareholder return of the group of companies comprising the Standard & Poor's MidCap 400 Index over a three year performance period. Payments are prorated for performance between the 40th and 80th percentiles. We pay the awards that executives earn in shares of our Common Stock on a one-for-one basis and include credit for any dividends the Board approves during the performance period. However, we do not pay dividends or dividend equivalents with respect to unearned performance share awards.

              (3)          The dollar amount shown reflects the grant date fair value of the stock options that we granted in fiscal year 2011 calculated in accordance with FASB ASC Topic 718. Performance share awards are reflected at the target payout level, which is based on the probable outcome of the actual performance. If performance share awards were reflected at maximum payout levels, the totals in this column would be $2,089,365 for Mr. Sagehorn, $1,185,550 for Mr. Jones, $1,002,685 for Mr. Blankfield and $790,070 for Mr. Kimmitt.

Outstanding Equity Awards at September 30, 2011

              The table below sets forth information on outstanding stock options and awards and unvested stock awards that our named executive officers held on September 30, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)(1)(2)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (1)(2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5)(6)
Charles L. Szews	34,000	—	—	28.27	10/14/14	—	—	20,000	314,800
	40,800	—	—	41.04	10/19/15
	37,800	—	—	49.98	10/18/16
	52,200	—	—	54.63	10/17/17
	114,334	—	—	12.04	10/16/18
	54,666	27,334	—	32.10	09/14/16
David M. Sagehorn	3,000	—	—	28.27	10/14/14	33,334	524,677	51,500	810,610
	3,000	—	—	41.04	10/19/15
	3,000	—	—	49.98	10/18/16
	12,800	—	—	54.63	10/17/17
	84,000	—	—	12.04	10/16/18
	28,333	14,167	—	32.10	09/14/16
	18,333	36,667	—	28.73	09/20/17
	—	61,500	—	19.24	09/19/18
Wilson R. Jones	2,000	—	—	49.98	10/18/16	20,834	327,927	31,000	487,940
	10,000	—	—	54.63	10/17/17
	40,000	—	—	12.04	10/16/18
	16,333	8,167	—	32.10	09/14/16
	13,333	26,667	—	28.73	09/20/17
	—	35,000	—	19.24	09/19/18
Bryan J. Blankfield	45,000	—	—	19.75	10/15/13	10,000	157,400	26,500	417,110
	14,600	—	—	28.27	10/14/14
	24,800	—	—	41.04	10/19/15
	23,300	—	—	49.98	10/18/16
	25,800	—	—	54.63	10/17/17
	63,000	—	—	12.04	10/16/18
	17,000	8,500	—	32.10	09/14/16
	9,166	18,334	—	28.73	09/20/17
	—	29,500	—	19.24	09/19/18
Joseph H. Kimmitt	14,000	—	—	28.27	10/14/14	7,500	118,050	23,500	369,890
	16,600	—	—	41.04	10/19/15
	18,000	—	—	49.98	10/18/16
	18,400	—	—	54.63	10/17/17
	42,000	—	—	12.04	10/16/18
	16,333	8,167	—	32.10	09/14/16
	13,400	26,800	—	28.73	09/20/17
	—	23,000	—	19.24	09/19/18
Robert G. Bohn	141,500	—	—	41.04	10/19/15	—	—	36,110	568,371
	135,000	—	—	49.35	10/19/16
	150,000	—	—	54.63	10/17/17
	128,000	—	—	12.04	10/16/18
	66,667	66,667	—	32.10	09/14/16

              (1)          All options that expire on October 15, 2013, October 14, 2014, October 19, 2015, October 19, 2016, October 18, 2016, October 17, 2017 and October 16, 2018 expire ten years and one month from the date of grant and vest ratably over a three year period beginning with the first 33.3% vesting one year after the date of grant, the second 33.3% vesting two years after the date of grant and the final 33.4% vesting three years after the date of grant.

              (2)          All options that expire on or after September 14, 2016, other than those described in footnote 1 above, expire seven years from the date of grant and vest ratably over a three year period beginning with the first 33.3% vesting one year after the date of grant, the second 33.3% vesting two years after the date of grant and the final 33.4% vesting three years after the date of grant. As noted above, Mr. Bohn retired as Chief Executive Officer effective December 31, 2010 and his employment continued until November 30, 2011. Under the terms of our options grants and Mr. Bohn's Retirement Agreement, Mr. Bohn's options that had not previously vested as of November 30, 2011 vested on such date.

              (3)          The vesting dates for all restricted shares that our named executive officers held at September 30, 2011 are as follows:

	Vesting Date of Restricted Shares
Name	Date	No. of Shares
Charles L. Szews	—	—
David M. Sagehorn	09/20/12	6,667
	09/20/13	6,667
	09/19/12	6,666
	09/19/13	6,667
	09/19/14	6,667
Wilson R. Jones	05/24/12	4,167
	05/24/13	4,167
	09/19/12	4,166
	09/19/13	4,167
	09/19/14	4,167
Bryan J. Blankfield	09/19/12	3,333
	09/19/13	3,333
	09/19/14	3,334
Joseph H. Kimmitt	09/19/12	2,500
	09/19/13	2,500
	09/19/14	2,500
Robert G. Bohn	—	—

              (4)          We used the closing price of our Common Stock of $15.74 on September 30, 2011 to calculate the value of unvested shares.

              (5)          The vesting dates for all performance shares that our named executive officers held at September 30, 2011 are as follows:

	Vesting Date of Performance Shares
Name	9/30/12	9/30/13	9/30/14
Charles L. Szews	20,000	—	—
David M. Sagehorn	10,000	14,000	27,500
Wilson R. Jones	6,000	10,000	15,000
Bryan J. Blankfield	6,500	7,000	13,000
Joseph H. Kimmitt	6,000	7,000	10,500
Robert G. Bohn	36,110	—	—

              As noted above, Mr. Bohn retired as Chief Executive Officer effective December 31, 2010 and his employment continued until November 30, 2011. Under the terms of our performance shares and Mr. Bohn's Retirement Agreement, Mr. Bohn's performance shares that had not previously vested as of November 30, 2011 vest on a pro rata basis following such date.

              (6)          The number and value of performance shares reflected in the above table assume performance at target level.

Option Exercises and Stock Vested Table

              The table below shows a summary of the stock options that our named executive officers exercised during fiscal year 2011 and restricted stock awards that vested for the named executive officers during fiscal year 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Charles L. Szews	—	—	—	—
David M. Sagehorn	—	—	6,666	123,721
Wilson R. Jones	—	—	4,166	113,190
Bryan J. Blankfield	19,000	467,647	—	—
Joseph H. Kimmitt	—	—	—	—
Robert G. Bohn	194,666	3,674,537	—	—

              (1)          Reflects the amount calculated by multiplying the number of shares of restricted stock and performance shares vested by the market price of our Common Stock on the vesting date.

Pension Benefits

              The table below sets forth the number of years of credited service and the present value of accumulated benefits and payments during fiscal year 2011 for (i) each of the named executive officers other than Mr. Bohn under the Oshkosh Corporation Retirement Plan and the Oshkosh Corporation Executive Retirement Plan and (ii) Mr. Bohn under the Oshkosh Corporation Retirement Plan and the supplemental retirement benefit provisions in Mr. Bohn's employment agreement and Retirement Agreement with us.

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Charles L. Szews	Retirement Plan Executive Retirement Plan	16 15	429,023 2,814,001	— —
David M. Sagehorn	Retirement Plan Executive Retirement Plan	12 7	238,094 193,272	— —
Wilson R. Jones	Retirement Plan Executive Retirement Plan	7 3	144,698 —	— —
Bryan J. Blankfield	Retirement Plan Executive Retirement Plan	10 9	218,280 473,447	— —
Joseph H. Kimmitt	Retirement Plan Executive Retirement Plan	11 9	386,859 793,529	— —
Robert G. Bohn	Retirement Plan Supplemental Retirement Benefit	20 19	576,203 11,993,865	— —

              (1)          Years of credited service under the Retirement Plan are based on the executive working one thousand hours during the plan year (i.e., March 1 – February 28); however, years of credited service under the Supplemental Retirement Benefit and the Executive Retirement Plan are based on completed years and months of employment with us, and vesting under the Executive Retirement Plan is based on completed years of employment as an executive officer.

              (2)          The actuarial values of the accumulated plan benefits for the Retirement Plan, the Executive Retirement Plan and Mr. Bohn's supplemental retirement benefit were calculated using the unit credit valuation method and the following assumptions, among others: that the participants retire at their first unreduced retirement age of 62 (except for Mr. Bohn, as his Retirement Agreement with us contemplates that he retired at the age of 58 years and 7 months); that the benefit calculation date is September 30, 2011, consistent with our accounting measurement date for financial statement reporting purposes; that the discount rate is 4.7%; that the post-retirement mortality assumption is based on the RP-2000 table and a 12-year projection; that final average pay is based on the current average pay without projection; that the form of payment is a single life annuity (except for Mr. Bohn, as his Retirement Agreement with us contemplates that he will receive amounts in the form of a joint and 100% survivor annuity); and that the Retirement Plan benefit accrues ratably over the greater of 30 years or the participant's projected years of service at age 65 and the Executive Retirement Plan benefit accrues ratably over the first 20 years from the date of hire and becomes vested 20% per year from years 5 to 10 from the date the employee became an officer.

              Oshkosh Corporation Retirement Plan – Under the Retirement Plan, a salaried employee is entitled to receive upon retirement at age 65 a monthly benefit equal to 50% of average monthly compensation less 45% of the primary social security benefit payable at age 65, reduced by 1/30th for each benefit accrual year of service less than 30, or certain actuarially equivalent benefits. Average monthly compensation is based on the average of the five highest consecutive years of earnings (excluding bonuses and subject to a maximum amount of compensation as established pursuant to IRS regulations) prior to the participant's normal retirement age or other date of termination. One thousand hours constitute a year of service. As of March 1, 1994, IRS regulations lowered the maximum amount of compensation allowed to be included in benefit calculations from $235,840 to $150,000. This amount was increased to $160,000 as of March 1, 1997, $170,000 as of January 1, 2000, $200,000 as of January 1, 2002, $205,000 as of January 1, 2004, $210,000 as of January 1, 2005, $220,000 as of January 1, 2006, $225,000 as of January 1, 2007, $230,000 as of January 1, 2008, and $245,000 as of January 1, 2009, as of January 1, 2010 and as of January 1, 2011. Accrued benefits calculated as of February 28, 1994 at the higher limit have been grandfathered. An employee who has reached the age of 55 with a minimum of five years of service may retire and begin to receive the actuarial equivalent of his or her pension benefits. The pension benefits payable to an employee who retires at age 55 with a minimum of five years of service are equal to 50% of the pension benefits that would have been payable to such employee had he or she continued his or her employment with us until he or she reached age 65. The percentage increases for each year of continued service with us between the date on which the employee reaches age 55 and the date on which the employee reaches age 65. The spouse of an employee who would have been eligible for early retirement at death is entitled to a monthly benefit equivalent to 50% of the amount of the life annuity which would have been payable to a participant as of the participant's normal retirement age. Compensation that the Retirement Plan covers for the named executive officers generally corresponds with the base salary for each such individual, subject to the annual maximum.

              Oshkosh Corporation Executive Retirement Plan – Under the Executive Retirement Plan, certain of our officers, including the named executive officers other than Mr. Bohn, are entitled to receive upon retirement a monthly benefit equal to 24% of their average monthly compensation at age 55 increasing to 40% of average monthly compensation at age 62, prorated if the executive has less than 20 years of service at retirement. This amount is reduced by the amount of any pension payable by us under the Retirement Plan, the annuity value of the executive's 401(k) plan match and 50% of the executive's social security benefit. Average monthly compensation is based on the average of the executive's compensation for the highest five years of pay in the last ten years of credited service with the highest five not required to be consecutive. Beginning October 1, 2004, the final average monthly compensation includes base and bonus pay. The executive's spouse is entitled to receive 50% of the Executive Retirement Plan benefit that would have been payable in the event of the executive's death. Compensation that the Executive Retirement Plan covers generally corresponds with base salary and earned bonus compensation.

              Supplemental Retirement Benefit – Under his supplemental retirement benefit, Mr. Bohn was entitled to receive upon retirement a monthly benefit equal to 30% of Mr. Bohn's average monthly compensation at age 55 increasing to 50% of average monthly compensation at age 59, reduced by the amount of any pension payable by us under the Retirement Plan and subject to adjustment to the extent Mr. Bohn had not completed 20 years of employment after April 30, 1992. Average monthly compensation was based on the average of Mr. Bohn's compensation for the three most recent years prior to Mr. Bohn's retirement or other termination. Mr. Bohn's spouse was entitled to receive 50% of the supplemental retirement benefit amount that would have been payable to Mr. Bohn in the event of Mr. Bohn's death. In addition, under his employment agreement, if there were to occur a change in control of our company, as defined in his executive severance agreement, we will pay to Mr. Bohn in a single distribution the then present value of his accrued and vested supplemental retirement benefit. Compensation that the supplemental retirement benefit covered for Mr. Bohn generally corresponded with his base salary and earned bonus compensation. The Retirement Agreement that we entered into with Mr. Bohn fixes the amount that Mr. Bohn will receive as his supplemental retirement benefit entitlement at $62,411 per month payable following November 30, 2011 in the form of a joint and 100% survivor annuity.

Non-Qualified Deferred Compensation

              Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers – The following table sets forth certain information with respect to amounts earned during fiscal 2011 under the Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers, or the Deferred Compensation Plan. Our named executive officers, other than Mr. Blankfield, have not elected to participate in the Deferred Compensation Plan, and none of our named executive officers made any contributions to the Deferred Compensation Plan during fiscal year 2011.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Charles L. Szews	—	—	—	—	—
David M. Sagehorn	—	—	—	—	—
Wilson R. Jones	—	—	—	—	—
Bryan J. Blankfield	—	—	(11,917)	—	15,950
Joseph H. Kimmitt	—	—	—	—	—
Robert G. Bohn	—	—	—	—	—

              (1)          Aggregate earnings are not reported as compensation in fiscal year 2011 in the Summary Compensation Table.

              (2)          Includes the amount of employee contributions that would have been reported as compensation to the named executive officer in the Summary Compensation Table for the year in which such amount was earned and deferred if the officer had been a named executive officer in such year.

              Under the Deferred Compensation Plan, each participating named executive officer may defer up to 65% of the executive officer's base salary for the plan year, up to 85% of the executive officer's annual incentive compensation payable in the plan year for services and performance during the preceding plan year, and up to 100% of any share-based long-term incentives.

              An executive participating in the Deferred Compensation Plan may elect to have his deferrals credited to a fixed-income investment account or in a stock account. Deferrals credited to a fixed-income investment account earn interest at the prime rate as published in The Wall Street Journal on the last business day of the immediately preceding plan year quarter, plus 1%. Deferrals credited to a stock account are treated as though invested in our Common Stock. Any dividends earned on our Common Stock are reinvested in each executive's stock account.

              Payments from the Deferred Compensation Plan may be made in a lump sum or in annual installments for up to ten years at the election of the executive. Payments generally initiate upon the executive's separation from service with us. However, in the event of a change in control of our company, as defined in the Deferred Compensation Plan, we will pay out the accounts of all executives in a single lump sum cash payment.

Potential Payments Upon Termination Or Change In Control

              The following tables disclose potential payments and benefits under our compensation and benefit plans and arrangements to which our named executive officers would be entitled to upon a termination of employment or a change in control of our company. We list the estimated amount of compensation payable to each of our named executive officers (other than Mr. Bohn) in each situation in the tables below assuming that the termination and/or change in control of our company occurred at September 30, 2011 and that our Common Stock had a value of $15.74, which was the closing market price for our Common Stock on September 30, 2011. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control, and therefore the actual amounts would vary from the estimated amounts in the tables below. Descriptions of the circumstances that would trigger payments or benefits to our named executive officers, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements and plans, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables. However, refer to the Pension Benefits table above for amounts that our named executive officers would receive upon retirement absent a change in control of our company. The amounts set forth in the below table with respect to Mr. Bohn reflect the amounts that we actually paid or are payable by us to Mr. Bohn in connection with his retirement. Certain amounts set forth in the below table with respect to Mr. Bohn that we actually paid to Mr. Bohn in fiscal 2011 are also set forth in the Summary Compensation Table and/or other compensation tables above. That an amount is set forth in the below table with respect to Mr. Bohn and in the Summary Compensation Table and/or other compensation tables above should not be deemed to imply that such amount was paid more than once. In all such instances, we paid to Mr. Bohn only the amount set forth in the applicable table.

Charles L. Szews	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts			Not Eligible
Cash Termination Payment				2,948,290		6,287,765
Continued Life, Hospitalization, Medical and Dental Insurance Coverage				38,142		60,120
Outplacement Services						150,000
Legal and Accounting Advisor Services						10,000
Unvested Stock Options
Unvested Performance Shares	214,851	214,851			214,851	214,851
Unvested Restricted Stock
Unearned Annual Cash Incentive Awards					1,000,000	1,000,000
Unvested Retirement Benefits
Additional Retirement Benefits						2,897,760
Excise Tax Gross Up Payment						3,787,598

Total Pre-tax Benefit	214,851	214,851		2,986,432	1,214,851	14,408,094

David M. Sagehorn	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts			Not Eligible
Cash Termination Payment				1,130,002		3,369,014
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						64,668
Outplacement Services						84,750
Legal and Accounting Advisor Services						10,000
Unvested Stock Options
Unvested Performance Shares	52,178	52,178			52,178	52,178
Unvested Restricted Stock	524,667	524,667			524,677	524,677
Unearned Annual Cash Incentive Awards					339,000	339,000
Unvested Retirement Benefits
Additional Retirement Benefits						1,357,352
Excise Tax Gross Up Payment						2,557,391

Total Pre-tax Benefit	576,845	576,845		1,130,002	915,855	8,359,030

Wilson R. Jones	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts			Not Eligible
Cash Termination Payment				880,002		1,541,426
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						37,792
Outplacement Services						66,000
Legal and Accounting Advisor Services						5,000
Unvested Stock Options
Unvested Performance Shares	67,525	67,525			67,525	67,525
Unvested Restricted Stock	327,927	327,927			327,927	327,927
Unearned Annual Cash Incentive Awards					264,000	264,000
Unvested Retirement Benefits
Additional Retirement Benefits
Excise Tax Gross Up Payment

Total Pre-tax Benefit	395,452	395,452		880,002	659,452	2,309,670

Bryan J. Blankfield	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts			Not Eligible
Cash Termination Payment				878,280		2,852,274
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						64,116
Outplacement Services						65,871
Legal and Accounting Advisor Services						10,000
Unvested Stock Options
Unvested Performance Shares	107,423	107,423			107,423	107,423
Unvested Restricted Stock	157,400	157,400			157,400	157,400
Unearned Annual Cash Incentive Awards					263,484	263,484
Unvested Retirement Benefits
Additional Retirement Benefits						1,137,754
Excise Tax Gross Up Payment						1,934,721

Total Pre-tax Benefit	264,823	264,823		878,280	528,307	6,593,043

Joseph H. Kimmitt	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts
Cash Termination Payment				805,226		2,615,028
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						4,706
Outplacement Services						60,392
Legal and Accounting Advisor Services						10,000
Unvested Stock Options
Unvested Performance Shares	76,733	76,733	76,733		76,733	76,733
Unvested Restricted Stock	118,050	118,050			118,050	118,050
Unearned Annual Cash Incentive Awards					241,568	241,568
Unvested Retirement Benefits
Additional Retirement Benefits						1,027,379
Excise Tax Gross Up Payment						1,609,437

Total Pre-tax Benefit	194,783	194,783	76,733	805,226	436,351	5,763,293

Robert G. Bohn	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts
Bonus Payment in Lieu of Performance Shares and Long-Term Incentive Awards			1,000,000
Early Retirement Supplement			1,000,000
Supplemental Retirement Benefit			11,993,865
Continued Medical, Dental and Vision Insurance Coverage			33,138
Continued Annual Physical Allotment			20,000
Unvested Stock Options(1)			0
Unvested Performance Shares			629,207

Total Pre-tax Benefit			14,676,210

(1)
The amount shown was determined based on the closing price of our Common Stock on November 30, 2011, the vesting date for Mr. Bohn's stock options, which price was less than the exercise price for Mr. Bohn's stock options. Mr. Bohn's stock options expire on November 30, 2014.

              Key Executive Employment and Severance Agreements – We currently have in effect Key Executive Employment and Severance Agreements, or KEESAs, with our executive officers, including each of our named executive officers, other than Mr. Bohn, whose KEESA terminated upon the effectiveness of his retirement from his position as Chief Executive Officer on December 31, 2010. Under the KEESAs, after a change in control of our company, if we terminate the executive's employment other than by reason of death, disability or for cause, then the executive is entitled to a cash termination payment and other benefits. The executive is also entitled to a cash termination payment and other benefits if, after the change in control of our company, the executive terminates his employment for good reason. The termination payment will be equal to the sum of the executive's annual salary in effect at the change in control (or any subsequent higher salary) plus the highest annual bonus award paid during the three years before the change in control, multiplied by the number of years remaining in the employment period (up to three but not less than one, and up to two, but not less than one, for Mr. Jones). The amounts in the tables assume the maximum three years (or two years for Mr. Jones) remaining in the employment period. If the executive is entitled to a cash termination payment, then the executive (except for Mr. Jones) also is entitled to (i) additional pension benefits equal to the difference between the amount he would actually be entitled to receive on retirement and the amount to which he would have been entitled to receive had he continued to work until the earlier of age 65 or the number of years remaining in the employment period (up to three) and (ii) the difference between the unreduced social security benefit payable to the executive if his employment continued until his unreduced social security age and the actual social security benefit payable to the executive at the end of the employment period. This payment ceases at the executive's unreduced social security age. In addition, the KEESAs provide for outplacement services and continuation of life and disability insurance for up to three years (two years for Mr. Jones), hospitalization, medical and dental coverage and other welfare benefits as in effect at the termination. The KEESAs (except for Mr. Jones) provide that if the payments under the agreement are an "excess parachute payment" for purposes of the Internal Revenue Code, then we will pay the executive the amount necessary to offset the 20% excise tax that the Internal Revenue Code imposes and any additional taxes on this payment. To the extent that payments to Mr. Jones under his agreement would be considered "excess parachute payments," the payments will be reduced to a point at which they are no longer considered excess parachute payments, or he will receive the full payment and be personally liable for the excise tax, whichever produces the larger after-tax benefit to him. In fiscal 2008, we revised the terms of the KEESAs with the purpose of ensuring that payments under the agreement are not "income includible under Section 409A" for purposes of the Internal Revenue Code. However, if for some reason payments under the agreement are nonetheless "income includible under Section 409A," then we can be obligated to pay the executive the 20% additional income tax that Internal Revenue Code Section 409A imposes and interest and any additional taxes on this payment.

              In consideration of the KEESA benefits, each executive officer party to a KEESA agrees not to compete with us for a period of 18 months after the executive officer leaves us and to keep in confidence any proprietary information or confidential information for a period of 18 months after the executive officer leaves us. Our Board of Directors can waive both of these conditions.

              Under the KEESAs, there is a "change in control" if:

  •
  any person is or becomes the beneficial owner of securities representing 25% or more of our outstanding Common Stock;

  •
  there is a change in the composition of our Board of Directors that at least two-thirds of the existing directors have not approved;

  •
  a merger, consolidation or share exchange with any other corporation (or the issuance of voting securities in connection with a merger, consolidation or share exchange) is consummated in which our shareholders control less than 50% of combined voting power after the merger, consolidation or share exchange; or

  •
  our shareholders approve a plan of complete liquidation or dissolution or a sale or disposition by us of all or substantially all of our assets is consummated.

              Under the KEESAs, the term "cause" generally means:

  •
  committing any act of fraud, embezzlement or theft in connection with the executive's duties as an executive officer;

  •
  continuing, willful and unreasonable refusal by an executive to perform duties or responsibilities;

  •
  willfully engaging in illegal conduct or gross misconduct that causes us demonstrable and serious financial injury;

  •
  willfully disclosing our trade secrets or confidential information; or

  •
  engaging in competition with us that our Board of Directors determines to be materially harmful to us.

              Under the KEESAs, the term "good reason" generally means:

  •
  a breach of the agreement by us;

  •
  any reduction in an executive's base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits;

  •
  a material adverse change in the executive's working conditions or status with us from such working conditions or status in effect during the 180-day period prior to the change in control, including but not limited to a significant change in the nature or scope of his authority, powers, functions, duties or responsibilities or a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that we remedy promptly after receipt of notice thereof;

  •
  relocation of the executive's principal place of employment to a location more than 50 miles from the executive's principal place of employment during the 180-day period prior to the change in control;

  •
  we require the executive to travel on business to a materially greater extent than was required during the 180-day period prior to the change in control;

  •
  our failure to cause a successor to assume an executive's agreement; or

  •
  we terminate the executive's employment after a change in control without delivering proper notice of termination.

              Stock Option Agreements – We have granted stock option awards to our named executive officers under the Oshkosh Corporation 1990 Incentive Stock Plan, the Oshkosh Corporation 2004 Incentive Stock and Awards Plan, and the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Each plan contains provisions that apply upon a termination of an executive or a change in control of our company.

Oshkosh Corporation 1990 Incentive Stock Plan

              Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death, disability or retirement, then the option award will become fully vested and will remain exercisable by the executive or his beneficiary for a period of one year after the date of the executive's death or disability or three months after the date of the executive's retirement. If we cease to employ the executive for any reason other than death, disability or retirement, then that portion of the option award that is exercisable on the date of the executive's termination of employment will remain exercisable for a period of three months after such date and the remaining portion of the option award will automatically expire on such date. Effective upon a change in control of our company, the option award will fully vest and will immediately become exercisable. "Change in control" in this plan is defined in the same manner as under the KEESAs.

Oshkosh Corporation 2004 Incentive Stock and Awards Plan

              Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death, disability or retirement, then the option award will become fully vested and will remain exercisable by the executive or his beneficiary for a period of one year after the date of the executive's death or disability or one to three years after the date of the executive's retirement. Effective upon a change in control of our company, the option award will fully vest and will immediately become exercisable, and the executive holding the option award will have the right to receive, in exchange for surrender of each option, an amount of cash equal to the excess, if any, of the fair market value of a share of our Common Stock as determined on the date of exercise over the exercise price of the option as stated on the date the option was awarded. "Change in control" in this plan is defined in the same manner as under the KEESAs.

Oshkosh Corporation 2009 Incentive Stock and Awards Plan

              Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death, disability or retirement, then the option award will become fully vested and will remain exercisable by the executive or his beneficiary for a period of one year after the date of the executive's death or disability or three years after the date of the executive's retirement. Effective upon a change in control of our company, the option award will fully vest and will immediately become exercisable, and the executive holding the option award will have the right to receive, in exchange for surrender of each option, an amount of cash equal to the excess, if any, of the fair market value of a share of our Common Stock as determined on the date of exercise over the exercise price of the option as stated on the date the option was awarded. "Change in control" in this plan is defined in the same manner as under the KEESAs.

              The amounts in the tables above (other than with respect to Mr. Bohn) include the value attributable to unvested stock options that our named executive officers held valued at the amount by which the closing price of our Common Stock on September 30, 2011 exceeds the exercise price of the unvested options. Because the closing price of our Common Stock on September 30, 2011 did not exceed the exercise price, no amounts are reflected in the above tables with respect to unvested stock options.

              Performance Share Awards – Performance share awards have been granted to our named executive officers under the Oshkosh Corporation 2004 Incentive Stock and Awards Plan and the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under these plans and the related award terms, if the executive's employment terminates by reason of the executive's death, disability or retirement after the tenth trading day of the performance period in respect of an award, then the executive will receive a proportionate number of the shares of our Common Stock that the executive would have received had the performance period ended on the date of termination based on the number of days that have elapsed in the performance period prior to the date of termination. If we cease to employ the executive for any reason other than death, disability or retirement, then the executive will forfeit any rights with respect to an award of performance shares. Pursuant to the award terms, effective upon a change in control of our company that occurs during the performance period in respect of an award, the executive will be fully vested in the number of shares of our Common Stock calculated as if the performance period ended on the date of the change in control. The tables above (other than with respect to Mr. Bohn) do not reflect any amounts relating to performance share awards that we granted in fiscal years 2009 and 2010 because the total shareholder return under these awards calculated as of September 30, 2011 was below the threshold. For performance share awards that we granted in fiscal 2008, the amounts shown in the tables above (other than with respect to Mr. Bohn) reflect that the total shareholder return was right below (195% of shares awarded) the maximum payout level as of September 30, 2011. Amounts are not shown for performance shares granted in fiscal year 2011 because the performance period for those awards does not begin to run until the beginning of fiscal year 2012.

              Restricted Stock – We have granted restricted stock awards to our named executive officers under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death, disability or, for awards granted prior to September 2011, retirement, then any shares of restricted stock that are not vested will become fully vested at the time the executive's employment is terminated as a result of death, disability or retirement. Mr. Kimmitt was the only named executive officer eligible for retirement under this plan at September 30, 2011. If we cease to employ the executive for any reason other than death, disability or retirement, then any shares of restricted stock held by the executive that are not vested on the date of such termination will be immediately forfeited. Effective upon a change in control of our company, any shares of restricted stock that have not vested will vest and the executive will have the right to receive, in exchange for surrender of such shares of restricted stock, an amount of cash equal to the greater of (i) the fair market value of a share of our stock as determined on the date of the change in control, (ii) the highest per share price paid in the change in control transaction or (iii) the fair market value of a share calculated on the date of surrender.

              Oshkosh Corporation Executive Retirement Plan – Upon a change in control of our company, executives participating in our Executive Retirement Plan are credited with up to an additional three years of service (except for Mr. Jones) and this benefit is vested without regard to the normal vesting schedule under the plan. Furthermore, if we terminate the executive's employment for any reason following the change in control, the executive will be entitled to receive a single lump sum cash payment equal to the present value (as determined under the Executive Retirement Plan) of the executive's earned and vested benefits under the Executive Retirement Plan through December 31, 2004, within 60 days after the termination of the executive's employment. "Change in control" is defined in the same manner as under the KEESAs for this purpose. The executive will also be entitled to receive a single lump sum cash payment equal to the present value (as determined under the Executive Retirement Plan) of the executive's earned and vested benefits under the Executive Retirement Plan for the period commencing January 1, 2005, within 60 days of the change in control. "Change in control" has a specified meaning for this purpose as defined in the Executive Retirement Plan.

              Annual Cash Incentive Awards – Under the Oshkosh Corporation 2004 Incentive Stock and Awards Plan and the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, upon a change in control of our company, for any annual cash incentive award that a named executive officer has not earned by the time of the change in control, the named executive officer is entitled to receive a proportionate amount of the executive's annual cash incentive target award opportunity, based on the number of whole months that have elapsed in the fiscal year prior to the change in control. For each named executive officer, the amounts we disclose as "Unearned Annual Cash Incentive Awards" in the tables above (other than with respect to Mr. Bohn) assume that the change in control occurred prior to the end of the fiscal year and, therefore, the named executive officers did not yet earn their annual cash incentive awards, but the amounts do reflect the full target award opportunity for such executive for fiscal 2011 rather than only a proportionate amount. The Summary Compensation Table reflects the actual amount of the annual cash incentive award that each named executive officer earned for fiscal 2011. A named executive officer would not be entitled to receive both the amount in the tables above and the amount in the Summary Compensation Table.

              For purposes of determining the amount of any excise tax that the Internal Revenue Code may impose as a result of our payment of an executive's annual cash incentive target award opportunity upon a change in control of our company and to enable us to estimate any excise tax gross-up payment that we would have to pay to the executive (except for Mr. Jones, to whom we are not obligated to make any such payment), we assume that the executive has earned the entire amount of the award as of September 30, 2011, the assumed date of the change in control.

              Deferred Compensation Plans – A termination of an executive officer or a change in control of our company would not impact the amounts payable to our named executive officers under the Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers.

Executive Employment Agreements

Mr. Szews' Employment Agreement

              We entered into an employment agreement with Mr. Szews on March 20, 2007 and amended the agreement in 2008 to bring the agreement in compliance with the requirements of Internal Revenue Code Section 409A. We amended the agreement again on April 26, 2011 in connection with Mr. Szews' appointment as Chief Executive Officer. Under the employment agreement, as amended, we have the right to terminate Mr. Szews' employment at any time. If we terminate Mr. Szews' employment without cause or Mr. Szews terminates his employment for good reason, then, provided that Mr. Szews executes a release of claims against us, Mr. Szews will generally be entitled to receive as severance pay, in lieu of base salary and bonus for the remaining term of the employment agreement, an amount equal to the sum of (i) the product of two times the sum of (A) Mr. Szews' then current base salary, plus (B) a representative annual bonus amount for Mr. Szews, plus (ii) if Mr. Szews will not receive a bonus with respect to the fiscal year in which such termination occurs under the bonus plan then in effect solely as a result of the termination of Mr. Szews' employment, a pro rata bonus for the fiscal year in which the termination occurs in an amount based upon the bonus (if any) that Mr. Szews would have received had he remained employed through the entire fiscal year. If Mr. Szews is entitled to severance pay, then, for no additional consideration, Mr. Szews is obligated to make himself available to consult with and otherwise assist or provide general advice to our then Chief Executive Officer and to our Board of Directors as and at such times as they may reasonably request during the two-year period after the date of termination of Mr. Szews' employment.

              In consideration of the benefits provided to Mr. Szews in his employment agreement, Mr. Szews entered into a confidentiality and loyalty agreement with us whereby he agrees not to compete with us for a period of 18 months after the termination of his employment and to keep in confidence any proprietary information or confidential information for a period of two years after the termination of his employment. In this agreement, Mr. Szews also agrees not to solicit our employees and to notify us before accepting employment with a competitor of ours for a period of 18 months after the termination of his employment.

              Under Mr. Szews' employment agreement, "cause" is defined as follows:

  •
  engaging in misconduct that is substantially injurious to us;

  •
  engaging in any willful act or omission that materially injures our reputation, business or prospects;

  •
  being convicted of a felony;

  •
  consenting to an order of the SEC for a violation of the federal securities laws;

  •
  failing to perform material duties in a competent and efficient manner which failure is not due to illness or disability;

  •
  being made subject to a petition under the federal bankruptcy laws or any state insolvency law or having a receiver appointed;

  •
  failing to file timely federal or state income tax returns and to pay related taxes;

  •
  being involved in the commission of an impropriety involving our financial statements;

  •
  committing material violations of our codes of conduct; or

  •
  materially breaching obligations under the confidentiality and loyalty agreement.

              Under Mr. Szews' employment agreement, the term "good reason" means any substantial breach by us of the employment agreement that is not remedied by us promptly after receipt of notice thereof from Mr. Szews.

Mr. Bohn's Retirement Agreement

              We entered into a Retirement Agreement with Mr. Bohn on September 21, 2010. The Retirement Agreement provides that Mr. Bohn's amended employment agreement, dated as of January 1, 2008, remained in effect until December 31, 2010. In addition, the Retirement Agreement confirmed that Mr. Bohn would be a participant in our annual cash bonus plan for fiscal year 2010 and provided that he would be entitled to a payout in accordance with the terms of the grant and calculated in a manner consistent with that of other senior executives. The Retirement Agreement also confirms that Mr. Bohn's outstanding performance share and stock option awards will remain outstanding in accordance with the respective terms for such awards. Also, pursuant to the Retirement Agreement, in lieu of any bonus, long-term incentive or performance shares for fiscal year 2011, Mr. Bohn received a bonus payment of $1,000,000 on December 31, 2010, which was the date that he retired as Chief Executive Officer.

              The Retirement Agreement provides that, for the period from January 1, 2011 through November 30, 2011, Mr. Bohn continued his employment and made himself available to the Chief Executive Officer and the Board of Directors. During this period, Mr. Bohn received an aggregate salary equal to $1,000,000 and, subject to certain exceptions, continued to participate in our benefit plans at levels in effect prior to January 1, 2011. The Retirement Agreement also provides that Mr. Bohn will receive an early retirement supplement in the amount of $1,000,000, payable proportionately over thirty-six months commencing after November 30, 2011. The Retirement Agreement fixes the amount that Mr. Bohn will receive as his supplemental retirement benefit under his Employment Agreement at $62,411 per month payable following November 30, 2011 in the form of a joint and 100% survivor annuity.

              The benefits we describe above are in lieu of certain benefits to which Mr. Bohn was entitled under his employment agreement with us and are reflected in the table above with respect to Mr. Bohn. In addition to these benefits, the Retirement Agreement provides that Mr. Bohn will be bound by certain restrictive covenants for periods that are longer than those that would have applied under his employment agreement. Finally, as a condition to receiving certain benefits provided to him under the Retirement Agreement, Mr. Bohn agreed to execute general releases of claims against us and our affiliates.

Mr. Bohn's Employment Agreement

              We entered into an employment agreement with Mr. Bohn on October 15, 1998 and amended the agreement in 2008 to bring the agreement in compliance with the requirements of Internal Revenue Code Section 409A. Pursuant to Mr. Bohn's Retirement Agreement, the employment agreement terminated on December 31, 2010, except for certain provisions contained in the employment agreement related to Mr. Bohn's base salary, supplemental retirement benefit, fringe benefits and restrictive covenants, which remained in effect for such time as set forth in the Retirement Agreement. Under the employment agreement, if we terminated Mr. Bohn's employment during the term of the employment agreement without cause, or if Mr. Bohn terminated his employment for good reason, then we would have been obligated to continue to pay his base salary and certain fringe benefits, including medical and dental insurance, pension and retirement benefits, and provide other similar benefits for the remainder of the term as provided in the employment agreement. In addition to salary and fringe benefits, if we terminated Mr. Bohn's employment during the term of the employment agreement without cause, or if Mr. Bohn terminated his employment for good reason, then we would have been also obligated to pay to Mr. Bohn, on the last day of each fiscal year during the term as provided in the employment agreement, an amount equal to the average bonus paid or payable to Mr. Bohn with respect to the three full fiscal years preceding the date of termination of Mr. Bohn's employment. If Mr. Bohn became totally disabled during the term of his employment with us, and he was not paid his base salary, Mr. Bohn would have been entitled to receive benefits under our long-term disability program in an aggregate amount equal to 60% of his base salary then in effect for so long as such benefits would continue under our long-term disability program. However, under the Retirement Agreement, Mr. Bohn will now receive the retirement and other benefits we describe above in lieu of the benefits he would have received under the employment agreement had his employment been terminated as a result of any of the circumstances we describe above having occurred.

              Mr. Bohn's employment agreement entitled him to life insurance equal to three times his base salary and target bonus. The Summary Compensation Table reflects the premiums we have paid for this life insurance, but we do not include amounts payable under this life insurance in the table above that relates to Mr. Bohn.

              Under his employment agreement, Mr. Bohn agreed not to compete with us for a period of one year after the termination of his employment and to keep in confidence any proprietary information or confidential information for a period of five years after the termination of his employment. However, under the Retirement Agreement, Mr. Bohn's non-competition covenant will now extend for a two-year period following November 30, 2011, and his confidentiality obligations will extend for a five-year period following November 30, 2011.

DIRECTOR COMPENSATION

              The table below summarizes the compensation paid to or earned by our non-employee directors during fiscal 2011.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)(4)	Option Awards ($)(3)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)	Total ($)
Richard M. Donnelly	195,611	51,921	52,749	94	—	300,375
Michael W. Grebe	87,719	51,921	52,749	—	—	192,389
Peter B. Hamilton (2)	19,625	24,040	24,420	—	—	68,085
John J. Hamre	78,186	51,921	52,749	—	—	182,856
Kathleen J. Hempel	78,733	51,921	52,749	—	—	183,403
Leslie F. Kenne	68,864	60,997	61,754	—	—	191,615
Harvey N. Medvin	78,500	51,921	52,749	—	—	183,170
J. Peter Mosling, Jr.	78,500	51,921	52,749	—	—	183,170
Craig P. Omtvedt	88,500	51,921	52,749	—	—	193,170
Duncan J. Palmer (2)	19,625	24,040	24,420	—	—	68,085
Richard G. Sim	78,500	51,921	52,749	—	—	183,170
William S. Wallace	53,963	51,921	52,749	—	—	158,633

              (1)          Mr. Szews, who serves as both a director and as our President and Chief Executive Officer, received no additional compensation for his service on our Board of Directors and is not included in this table. The compensation Mr. Szews received as our President and Chief Executive Officer during and for fiscal 2011 is shown in the Summary Compensation Table on page 47.

              (2)          Our Board of Directors appointed Peter B. Hamilton and Duncan J. Palmer to our Board on July 18, 2011. In connection with their appointment, on July 18, 2011, we awarded each of Mr. Hamilton and Mr. Palmer 800 shares of restricted stock and options to purchase 1,500 shares of our Common Stock at a price of $30.05 per share. The restricted stock and stock option awards were each made under our 2009 Incentive Stock and Awards Plan. In addition, upon their appointment, both Mr. Hamilton and Mr. Palmer became entitled to receive the quarterly retainer paid to our non-employee directors and received a pro rata portion of the quarterly retainer paid to our non-employee directors during the fourth quarter of fiscal 2011 based on their appointment to our Board on July 18, 2011.

              (3)          As applicable SEC rules require, amounts in this column are based on the aggregate grant date fair value of awards to our directors under our 2009 Incentive Stock and Awards Plan rather than actual amounts we paid to these directors or amounts that the directors actually realized or will realize as a result of these awards. We computed the aggregate grant date fair value of these awards in accordance with FASB ASC Topic 718. We based the fair value of stock awards on the market price of the shares awarded on the date of grant (which considers the value of dividends that the holder of restricted shares is entitled to receive). We calculated the fair values of option awards using a Black—Scholes valuation model. Note 17 to our audited consolidated financial statements for the fiscal year ended September 30, 2011, which we included in our Annual Report on Form 10-K that we filed with the SEC on November 16, 2011, includes assumptions that we used in the calculation of these amounts.

              (4)          The table below sets forth the aggregate number of unvested restricted stock awards and the aggregate number of stock option awards of each of our non-employee directors outstanding at September 30, 2011.

Name	Aggregate Number of Outstanding Restricted Stock Awards (#)	Aggregate Number of Outstanding Stock Option Awards (#)
Richard M. Donnelly	—	34,050
Michael W. Grebe	—	53,050
Peter B. Hamilton	—	1,500
John J. Hamre	—	5,450
Kathleen J. Hempel	—	53,050
Leslie F. Kenne	—	3,075
Harvey N. Medvin	—	18,250
J. Peter Mosling, Jr.	—	29,050
Craig P. Omtvedt	—	9,350
Duncan J. Palmer	—	1,500
Richard G. Sim	—	53,050
William S. Wallace	—	2,500

              (5)          The amounts in this column represent above-market interest on non-qualified deferred compensation computed on a quarter by quarter basis. The above-market interest rate is the percentage amount by which the interest rate earned on deferred compensation in fiscal 2011 exceeded 120% of the applicable federal long-term interest rate, with compounding, at the time the interest rate was set. The interest rate earned on deferred compensation for the first, second, third and fourth quarters of fiscal 2011 was 4.25%, 4.25%, 4.25% and 4.25%, respectively. For the same periods, 120% of the applicable long-term interest rate was 4.34%, 4.18%, 5.07% and 4.78%, respectively.

Retainer and Meeting Fees

              Each non-employee director, other than Mr. Donnelly, is entitled to receive an annual retainer of $65,000. Mr. Donnelly is entitled to receive an additional annual retainer of $150,000 in recognition of his position as Chairman of the Board. The Chairpersons of the Audit Committee and the Human Resources Committee receive an additional annual retainer of $10,000 and the Chairpersons of the Governance and other Committees receive an additional annual retainer of $5,000. Committee members receive an additional fee of $13,500 per calendar year for each Committee on which they serve. Additionally, we reimburse directors for reasonable travel and related expenses that they incur in attending Board and Board committee meetings as well as continuing education programs.

Stock Options

              We generally grant stock options to our non-employee directors at the meeting of our Board of Directors held on the date of our Annual Meeting of Shareholders, or at the time a director joins our Board. Upon election at our 2011 Annual Meeting of Shareholders, we granted to each of our non-employee directors 2,500 stock options under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. The exercise price for options is the closing share price of our Common Stock on the date of the grant. Options have a term of 7 years and vest ratably over a three year period beginning with the first 33.3% vesting one year after the date of grant, the second 33.3% vesting two years after the date of grant and the final 33.4% vesting three years after the date of grant. If a director ceases to be a member of the Board as a result of death, disability or retirement, then the director's options will become fully vested. If a director ceases to be a member of the Board for any reason other than death, disability or retirement, prior to the date the options are fully vested, then the director will forfeit the options that have not vested on the date the director ceases to be a member of the Board. Effective upon a change in control of our company, the option will fully vest and will immediately become exercisable and the director holding the option will have the right to receive, in exchange for surrender of the option, an amount of cash equal to the excess of the greater of (i) the fair market value of a share of our Common Stock as determined on the date of the change in control and (ii) the highest per share price paid in the change in control transaction over the purchase or grant price of such shares under the option award.

Restricted Stock Awards

              We generally grant shares of restricted stock to our non-employee directors at the meeting of our Board of Directors held on the date of our Annual Meeting of Shareholders, or at the time a director joins our Board. Upon election at our 2011 Annual Meeting of Shareholders, we granted to each of our then non-employee directors 1,350 shares of restricted stock under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, which are subject to certain limited restrictions on transfer.

Deferred Compensation Plan

              Our non-employee directors may elect to participate in our Deferred Compensation Plan for Directors and Executive Officers, under which each director may defer up to 100% of all retainer fees, attendance fees and fees for serving as a committee chair. We will reduce the fees paid to each director by the amount of all deferrals made on his or her behalf.

              A director participating in the Deferred Compensation Plan may elect to have his or her deferrals credited to a fixed-income investment account or a stock account. Deferrals credited to a fixed-income investment account earn interest at the prime rate as published in The Wall Street Journal on the last business day of the immediately preceding plan year quarter, plus 1%. Deferrals credited to a stock account are treated as though invested in our Common Stock. Any dividends earned on our Common Stock are reinvested in each director's stock account.

              Payments from the Deferred Compensation Plan may be made in a lump sum or in annual installments for up to ten years at the election of the director. Payments generally initiate upon the director ceasing to be a member of the Board. However, in the event of a change in control of our company, as defined in the Deferred Compensation Plan, we will pay out the accounts of all directors in a single lump sum cash payment.

Stock Ownership Guidelines for Directors

              The Human Resources Committee has also adopted stock ownership guidelines that apply to non-employee directors to ensure that our non-employee directors have a direct stake in the oversight and development of our company by becoming shareholders. Under these guidelines, our non-employee directors are encouraged to acquire and own our Common Stock in an amount equal to five times the annual cash retainer paid to these non-employee directors. Non-employee directors should achieve this stock ownership level within five years of becoming a director.

              As of May 2011, when the Committee last reviewed these guidelines, Messrs. Donnelly, Grebe, Medvin, Mosling, Omtvedt and Sim and Ms. Hempel exceeded the stock ownership levels in these guidelines. Messrs. Hamilton, Hamre, Palmer, Gen. (Ret.) Wallace and Lt. Gen. (Ret.) Kenne have each served as a director for less than five years. Mr. Shiely will become subject to these guidelines if elected as a director. As Mr. Szews also served as an executive officer of our company, he was subject to the stock ownership guidelines that apply to our officers.

ADDITIONAL PROPOSALS REQUIRING YOUR VOTE

Proposal 2:

Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2012

              The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent auditors for the fiscal year ending September 30, 2012.

              Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

              We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP as our independent auditors. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to our shareholders for ratification because we value our shareholders' views on our independent auditors and as a matter of good corporate practice. In the event that our shareholders fail to ratify the appointment, the Audit Committee will consider it as a direction to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the fiscal year if it determines that such a change would be in the best interests of our company and our shareholders.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITORS.

Proposal 3:

Advisory Vote on the Compensation of our Named Executive Officers

              As noted in the preceding extensive and comprehensive discussion, executive compensation is an important matter both to us and to our shareholders. As a reflection of this importance and pursuant to SEC rules, we offer our shareholders the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Accordingly, we are seeking input from shareholders with this advisory vote on the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement in accordance with the executive compensation disclosure rules of the SEC.

              The Human Resources Committee has overseen the development and implementation of our executive compensation programs. We have designed our compensation programs to directly link a significant portion of the compensation of our named executive officers to defined performance standards that promote balance between the drive for near-term growth and long-term increase in shareholder value. The Committee also designed our compensation programs to attract, retain and motivate key executives who are essential to the implementation of our strategic growth and development strategy.

              The Human Resources Committee bases its executive compensation decisions on our core compensation principles, including the following:

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  incentivizing our executives to perform with shareholders' interests in mind;

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  assembling and maintaining a senior leadership team with the skills necessary to successfully execute our business strategy, maintain our competitiveness, and continue increasing the long-term market value of our company; and

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  balancing awards earned for short-term results with awards earned for strategic decisions that we expect to sustain our long-term performance.

              We believe that our existing compensation programs have been effective at motivating our key executives, including our named executive officers, to achieve superior performance and results for our company, effectively aligning compensation with performance results, giving our executives an ownership interest in our company so their interests are aligned with our shareholders, and enabling us to attract and retain talented executives whose services are in key demand in our industry and market sectors.

              With our core compensation principles in mind, the Human Resources Committee took compensation actions including the following:

  •
  approving the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy, also known as a "clawback policy," which generally provides that, if we are required to prepare an accounting restatement relating to our publicly-reported consolidated financial statements due to our material noncompliance with financial reporting requirements under U.S. federal securities laws, then we will have the right to take appropriate action to recoup all or part of any incentive award actually paid to a covered executive;

  •
  accepting management's recommendation to approve no base salary increase for the Chief Executive Officer for fiscal year 2012, to defer base salary increases for other executive officers until January 2012, and to implement base salary increases for executive officers

    (other than the CEO) effective at that time due to the executive team's performance but to limit those increases to 2% (compared to 3% average increases among companies included in the Towers Watson Executive Compensation Database) due to the difficult market and cost pressure conditions that exist for our company;

  •
  structuring our annual cash incentive awards for fiscal year 2011 to reflect the forecasted performance of our company rather than simply basing the awards on historical results;

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  significantly limiting the amounts payable under new severance agreements that we enter into with our executive officers to a maximum of two times base salary and bonus and not including any excise tax gross-ups under these agreements;

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  negotiating terms of the amended employment agreement with our new Chief Executive Officer, Mr. Szews, that the Committee believes are in the aggregate significantly more favorable to our company compared to those of our prior Chief Executive Officer's employment agreement;

  •
  limiting the number and value of perquisites;

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  accepting the recommendation of our President and Chief Operating Officer, who is now our Chief Executive Officer, to decline equity compensation in September 2010 so that we could issue a limited number of awards of restricted stock to executives for retention purposes in September 2010; and

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  maintaining the structure of our long-term incentive equity awards generally to provide compensation around the 50th percentile.

Compensation actions like those described above evidence our philosophy of aligning executive compensation with company performance and increasing long-term shareholder value. We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our shareholders.

              We urge shareholders to read the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement, which provide detailed information on the compensation of our named executive officers. The Human Resources Committee and the Board believe that the executive compensation program articulated in the Compensation Discussion and Analysis and the accompanying compensation tables contained in this Proxy Statement is effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement has supported and contributed to our success.

              The Board would like the support of our shareholders for the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement. This advisory vote on the compensation of our named executive officers allows our shareholders to express their opinions about our executive compensation programs. As we seek to align our executive compensation programs with our performance results and shareholders' interests, we ask that our shareholders approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement. Accordingly, for the reasons we discuss above, the Board recommends that shareholders vote in favor of the following resolution:

"RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis section and compensation tables and narrative discussion contained in this Proxy Statement."

              This advisory vote on the compensation of our named executive officers is not binding on us, our Board or the Human Resources Committee. However, our Board and the Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers. Pursuant to the vote of our shareholders at the 2011 Annual Meeting of Shareholders, we will ask our shareholders to consider an advisory vote on the compensation of our named executive officers every year until otherwise determined by a vote of our shareholders pursuant to applicable SEC rules. The next advisory vote on the compensation of our named executive officers will occur at our 2013 Annual Meeting of Shareholders.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND ACCOMPANYING COMPENSATION TABLES CONTAINED IN THIS PROXY STATEMENT.

Proposal 4:

Approval of an amendment and restatement of our 2009 Incentive Stock and Awards Plan

Summary of Proposal.

              General.    Our Board of Directors is seeking shareholder approval of an amendment and restatement of our 2009 Incentive Stock and Awards Plan, which we refer to as the "Plan." We amended and restated the Plan to achieve the following improvements and objectives:

  •
  Increase the number of shares of our Common Stock authorized for issuance under the Plan by 6,000,000 shares to continue to meet our compensation goals for future years;

  •
  Make all awards granted in the future under the Plan expressly subject to any recoupment policy that we have adopted; and

  •
  Improve administrative flexibility.

              As described in the Compensation Discussion and Analysis beginning on page 24, the long-term incentive awards that we grant under the Plan are key components of our compensation program. The Human Resources Committee of our Board of Directors, which we refer to as the "Committee," designs the awards to encourage a focus on our long-term growth and performance as well as to encourage and facilitate ownership of our Common Stock by those executives from whom a commitment to shareholders is most important. In addition to motivating key executives, we believe equity-based awards have proven to be a valuable tool in hiring and retaining key executives so that they remain our employees over time. We also believe these awards help ensure that executives consider the interests of our shareholders when they make long-term strategic decisions and that the Plan strikes a proper balance between rewarding performance and limiting shareholder dilution.

              Through the approval of the Plan as amended and restated, the Board seeks to continue to provide a direct link between shareholder value and compensation awards by authorizing awards under the Plan relating to additional shares of our Common Stock. The Plan will continue to authorize monetary payments based on the value of our Common Stock and other incentive compensation awards that are based on our financial performance. The Board also seeks to enhance the link between shareholder value and awards under the Plan by making all awards granted in the future under the Plan expressly subject to any recoupment policy that we may adopt. See "Executive Incentive Compensation Recoupment Policy" for a description of our current recoupment policy.

              Background.    The Plan was initially approved by our shareholders and became effective on February 3, 2009, and the Committee approved other amendments to the Plan in September 2011.

              On November 15, 2011, our Board of Directors approved the amendment and restatement of the Plan, subject to the approval of our shareholders at the 2012 annual meeting, to increase the total number of shares of Common Stock available for issuance under the Plan by 6,000,000 shares, to make awards granted under the Plan expressly subject to any recoupment policy that we may adopt and to make certain other changes described below. Based upon our historical usage, our Board believes this increase in the total number of shares available for issuance under the Plan is sufficient to permit an appropriate planning period for purposes of our executive compensation program. Our Board believes this increase is in accordance with the policies of a substantial number of our institutional shareholders. As of September 30, 2011, there remained a total of approximately 345,584 shares available under the Plan, before giving effect to any increase in the number of available shares. Our Amended and Restated Articles of Incorporation authorize the issuance of 300,000,000 shares of Common Stock, and as of September 30, 2011, there were 91,323,063 shares of Common Stock outstanding. The closing sale price of one share of Common Stock on September 30, 2011 was $15.74.

              Our Board of Directors strongly recommends that shareholders approve the Plan as amended and restated.

              Plan Highlights.    The Plan contains the following provisions that govern award practices:

  •
  Administration by the Committee, which is composed entirely of independent directors.

  •
  Performance-based awards that we approve under the Plan must be based on objective performance goals that the Committee establishes.

  •
  A change in control definition that is triggered only upon consummation of a change in control event (a summary of the definition of a change in control is provided on page 60 above).

  •
  Exercise prices for stock options and stock appreciation rights must be at least 100% of fair market value on the date of grant of the award.

  •
  Awards may not be repriced or backdated.

  •
  Shareholders must approve any plan amendment that constitutes a "material revision" in accordance with NYSE standards.

  •
  Awards to individual participants are subject to limits, based on the type of award granted, as to the number of shares or value received.

              Dilution.    The proposed amendment and restatement would increase the number of shares that we may issue under the Plan by 6,000,000 shares. This proposed increase in shares to be available for issuance under the Plan could result in a maximum potential dilution to our existing shareholders of approximately 11.7%.

              We calculated the dilution level of 11.7% based on 91,323,063 shares of Common Stock outstanding as of September 30, 2011, 5,746,929 shares (consisting of 4,774,714 options, a maximum of 743,600 performance shares in the event of a payout at 200% of target, and 228,615 shares of non-vested restricted stock) reserved for currently outstanding awards under the Plan, 345,584 shares available for future awards under the Plan and the proposed increase of 6,000,000 shares to be available for issuance under the Plan. Based on these figures, our fully-diluted number of shares of Common Stock outstanding is 103,186,961 shares after taking into account all shares already issued and the maximum number of shares that might be issued under the Plan.

Summary of the Terms of the Plan

              General.    The following is a summary of the material provisions of the Plan as amended and restated. A copy of the Plan as amended and restated is attached to this Proxy Statement as Attachment A and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the Plan and the text of the Plan will control if there is any inconsistency between this summary and the Plan text.

              Administration and Eligibility.    The Plan is administered by the Committee, which has the authority to interpret the provisions of the Plan; make, change and rescind rules and regulations relating to the Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award. The Committee may designate any of the following as a participant under the Plan: any of our or our affiliates' officers or other employees or individuals engaged to become an officer or employee, any consultants who provide services to us or our affiliates, and any of our non-employee directors. The selection of participants is based upon the Committee's opinion that the participant is in a position to contribute materially to our continued growth and development and to our long-term financial success. We currently have twelve non-employee directors, 23 officers and approximately 400 other employees who are eligible to participate in the Plan. We do not currently intend to grant awards under the Plan to any consultants.

              Types of Awards.    Awards under the Plan may consist of stock options, stock appreciation rights, performance shares, performance units, shares of Common Stock, restricted stock, restricted stock units or an incentive award. The Committee may grant any type of award to any participant it selects, but only our employees or those of our subsidiaries may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award (or any other award granted under another of our plans or our affiliates' plans).

              Shares Reserved under the Plan.    Under the Plan prior to its amendment and restatement, 4,000,000 shares of Common Stock were reserved for issuance, subject to adjustment as described below. The Plan as amended and restated provides that, subject to adjustment as described below, as of the date that our shareholders approve the Plan as amended and restated, an aggregate of 6,000,000 shares of Common Stock, plus the number of shares of Common Stock issuable under awards outstanding under the Plan as of such date, plus the number of shares available for issuance under the Plan that have not been made subject to an outstanding award as of such date, will be reserved for issuance under the Plan. The number of shares reserved for issuance is reduced by the maximum number of shares, if any, that may be payable or issuable under an award as determined on the date of the grant of the award, except that the total number of shares reserved will be reduced by 1.75 shares for each share delivered in payment or settlement of a full-value award. Full-value awards include shares of Common Stock, restricted stock, restricted stock units payable in shares of Common Stock, performance shares, performance units payable in shares of Common Stock and any other similar award payable in shares of Common Stock under which the value of the award is measured as the full value of a share of Common Stock, rather than the increase in the value of a share of Common Stock.

              In general, under the Plan prior to its amendment and restatement, if (a) an award granted under the Plan expired, was canceled or terminated without issuance of shares, (b) shares were forfeited under an award, or (c) shares were issued under any award and we reacquired them pursuant to rights reserved by us upon the issuance of the shares, then such shares could again be used for new awards under the Plan, but the shares could not be issued as incentive stock options. Under the Plan as amended and restated, these provisions will continue to apply, but in addition, if the Committee determines during or at the conclusion of the term of an award that all or some portion of the shares of Common Stock with respect to which the award was granted will not be issued on the basis that the conditions for the shares to be issued will not be satisfied, then that portion of the shares may again be used for new awards under the Plan other than incentive stock options. Shares that are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of a stock appreciation right or that are tendered or withheld to meet federal, state or local tax withholding obligations and shares purchased by us using proceeds from option exercises may never be made available for issuance under the Plan. If any shares subject to awards granted under our 1990 Incentive Stock Plan or our 2004 Incentive Stock and Awards Plan would again become available for new grants under the terms of such plan if such plan were still in effect, then those shares will be available for the purpose of granting awards under the Plan, thereby increasing the number of shares available for issuance under the Plan.

              No participant may be granted awards under the Plan that could result in such participant:

  •
  receiving options for, and/or stock appreciation rights with respect to, more than 5,000,000 shares of Common Stock during any period of five consecutive fiscal years;

  •
  receiving awards of restricted stock or restricted stock units relating to more than 1,500,000 shares of Common Stock during any period of five consecutive fiscal years;

  •
  receiving, with respect to an award of performance shares and/or an award of performance units the value of which is based on the fair market value of a share of Common Stock, payment of more than 600,000 shares of Common Stock in respect of any period of two consecutive fiscal years, or for more than 900,000 shares of Common Stock in respect of any period of three consecutive fiscal years;

  •
  receiving, with respect to an annual incentive award in respect of any single fiscal year, a cash payment of more than $6,000,000; or

  •
  receiving, with respect to a long-term incentive award and/or an award of performance units the value of which is not based on the fair market value of a share of Common Stock, a cash payment of more than $12,000,000 in respect of any period of two consecutive fiscal years or of more than $18,000,000 in respect of any period of three consecutive fiscal years.

Each of these limitations is subject to adjustment as described below.

              Options.    The Committee has the authority to grant stock options under the Plan and to determine all terms and conditions of each stock option. Stock options are granted to participants at such time as the Committee will determine. The Committee also determines the number of options granted, whether an option is to be an incentive stock option or non-qualified stock option and the grant date for the option, which may not be any date prior to the date that the Committee approves the grant. The Committee determines the option price per share of Common Stock, which may never be less than the fair market value of a share of Common Stock on the date of grant. The Committee determines the expiration date of each option, except that the expiration date may not be later than seven years after the date of grant. Options are exercisable at such times and are subject to such restrictions and conditions as the Committee deems necessary or advisable. The stock option exercise price is payable in full upon exercise in cash or its equivalent, by tendering shares of previously acquired Common Stock having a fair market value at the time of exercise equal to the exercise price, or by a combination of the two. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock subject to an outstanding stock option award.

              Stock Appreciation Rights.    The Committee has the authority to grant stock appreciation rights, or "SARs." A stock appreciation right is the right of a participant to receive cash in an amount equal to the appreciation of the fair market value of a share of Common Stock during a specified period of time. The Plan provides that the Committee will determine all terms and conditions of each stock appreciation right including (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant date, which may not be a date prior to the date the Committee approves the grant, (iii) the number of shares of Common Stock to which the SAR relates, (iv) the grant price, which may never be less than the fair market value of the share of Common Stock subject to the SAR as determined on the date of grant, (v) the terms and conditions of exercise or maturity, and (vi) a term that must be no later than seven years after the date of grant. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock subject to an outstanding SAR award.

              Performance and Stock Awards.    The Committee has the authority to grant awards of shares of Common Stock, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of Common Stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of corporate, subsidiary or business unit performance goals established by the Committee and/or upon the completion of a period of service. A restricted stock unit represents the right to receive cash and/or shares of Common Stock the value of which is equal to the fair market value of one share. Performance shares represent the right to receive shares of Common Stock to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. Performance units represent the right to receive cash and/or shares of Common Stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of Common Stock, to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved.

              The Committee determines all terms and conditions of the awards including (i) the number of shares of Common Stock and/or units to which such award relates, (ii) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (iii) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (iv) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of Common Stock, and (v) with respect to performance units and restricted stock units, whether the awards will be settled in cash, in shares of Common Stock, or in a combination of the two. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to unearned shares of Common Stock under a performance share award. Under the Plan as amended and restated, the following restrictions will apply on and after the date that our shareholders approve the Plan as amended and restated:

  •
  Any condition or vesting provision applicable to an award of shares, restricted stock, restricted stock units, performance shares or performance units that is based on performance criteria must be based on performance over a period of a year or more;

  •
  Any condition or vesting provision applicable to such awards (other than awards issued upon exercise or settlement of stock options or stock appreciation rights) that is based on continued service or the passage of time must provide for vesting in no less than pro rata installments over three years; and

  •
  No more than 300,000 shares that are not subject to conditions or vesting provisions, or that are subject to conditions or vesting provisions that do not meet the minimum requirements described in the preceding two bullet points, may be awarded under the Plan.

              Incentive Awards.    The Committee has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment, to the extent performance goals are achieved. The Committee determines all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable, the type of payment and the timing of payment. The Committee must require that payment of all or any portion of the amount subject to the incentive award is contingent on the achievement or partial achievement of one or more performance goals during the period the Committee specifies. The performance period for an incentive award must relate to a period of at least one of our fiscal years, and the performance period for a long-term incentive award must relate to a period of more than one of our fiscal years. Payment of an incentive award will be in cash except to the extent the Committee determines that payment will be in shares of Common Stock or restricted stock, either on a mandatory basis or at the election of the participant receiving the award, having a fair market value at the time of the payment equal to the amount payable according to the terms of the incentive award.

              Performance Goals.    For purposes of the Plan, performance goals mean any goals the Committee establishes that relate to one or more of the following with respect to our company or any one or more of our subsidiaries, affiliates or other business units: sales or other revenues; cost of sales; expenses; cost reductions; income or earnings, including net income, operating income, earnings per share or margins; cash flow; debt; ratio of debt to equity or other financial measure that appears on our financial statements or is derived from one or more amounts that appear on our financial statements; return on shareholders equity, capital, assets or other financial measure that appears on our financial statements or is derived from one or more amounts that appear on our financial statements; working capital or any of its components, including accounts receivable, inventories or accounts payable; assets; stock price; dividend payments; economic value added; market share; new product releases; and product quality. In addition, in the case of awards that the Committee determines will not be considered "performance-based compensation" under Internal Revenue Code Section 162(m), the Committee may establish other performance goals not listed in the Plan or adjust any evaluation of performance under a performance goal to the extent the Committee deems appropriate and consistent with the terms of the Plan.

              As to each performance goal, the relevant measurement of performance is computed in accordance with generally accepted accounting principles (to the extent applicable, under the amended and restated Plan) but, unless otherwise determined by the Committee and to the extent consistent with Section 162(m) of the Internal Revenue Code, will exclude the effects of (i) charges for reorganization and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business or business segment, (v) changes in tax or accounting principles, regulations or laws, (vi) extraordinary, unusual and/or non-recurring items of gain or loss, and (vii) mergers, acquisitions or dispositions, that in each case we identify in our audited financial statements, including footnotes, or the Management's Discussion and Analysis section of our annual report. Also, for awards intended to be considered "performance-based compensation" under Section 162(m), the Committee may, to the extent consistent with Section 162(m), appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under the Plan or any other compensation arrangements maintained by us.

              Amendment of Minimum Vesting and Performance Periods.    Notwithstanding the requirements for minimum vesting and/or performance period for an award included in the Plan, the Plan provides that the Committee may impose, at the time an award is granted or any later date, a shorter vesting and/or performance period to take into account a participant's hire or promotion, or may accelerate the vesting or deem an award earned, in whole or in part, on a participant's death, disability or retirement.

              Transferability.    Awards are not transferable other than by will or the laws of descent and distribution, unless the Committee allows a participant to designate in writing a beneficiary to exercise the award after the participant's death or to transfer an award.

              Recoupment of Awards.    Under the Plan as amended and restated, any awards granted after the amendment and restatement and any shares of Common Stock issued or cash paid under such an award will be expressly subject to recoupment or clawback if required by any policy that we may adopt from time to time, including the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy described above, or any applicable law, regulation or listing standard.

              Adjustments.    If (i) we are involved in a merger or other transaction in which shares of Common Stock are changed or exchanged, (ii) we subdivide or combine shares of Common Stock or declare a dividend payable in shares of Common Stock, other securities or other property, (iii) we effect a cash dividend that exceeds 10% of the trading price of the shares of Common Stock or any other dividend or distribution in the form of cash or a repurchase of shares of Common Stock that our Board of Directors determines is special or extraordinary or that is in connection with a recapitalization or reorganization, or (iv) any other event shall occur that, in the case of this item (iv), in the judgment of the Committee requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares of Common Stock subject to the Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of Common Stock subject to outstanding awards; and (C) the grant, purchase or exercise price with respect to any award. The Plan as amended and restated adds the performance goals of an award to the preceding list of items that will be adjusted, to the extent the Committee's discretion to make such adjustment does not cause an award that is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to lose its status as such. If any of the transactions or events described in clauses (i) – (iv) constitutes a Change in Control (as defined in the Plan) or occurs subsequent to any Change in Control occurring after the original effective date of the Plan then, subject to participants' normal rights under the Plan's Change in Control provisions and the cash payment provisions described in the following sentence, and unless the Committee otherwise determines prior to the first Change in Control occurring after the original effective date of the Plan, proportionate adjustments of the type described in clauses (A) – (D) will be made automatically in a manner that preserves and does not diminish the full economic value of the awards that are outstanding at the time of the transaction or event. If any of the events described in clauses (i) – (iv) occurs, the Committee may also (or instead of the adjustments described in clauses (A) – (D)) provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. However, if the transaction or event constitutes a Change in Control, then the payment must be at least as favorable to the holder as the greatest amount the holder could have received for such award under the Change in Control provisions of the Plan.

              The Committee may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of Common Stock otherwise reserved or available under the Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

              Change in Control.    Except to the extent the Committee provides a result more favorable to holders of awards, in the event of a Change in Control:

  •
  Each holder of a stock option or stock appreciation right (1) shall have the right at any time after the Change in Control to exercise the stock option or stock appreciation right in full whether or not it was exercisable before the Change in Control; and (2) shall have the right, exercisable by sending us written notice within 60 days after the Change in Control, to receive, in exchange for the surrender of the stock option or stock appreciation right cash equal to the excess of the Fair Market Value (as defined in the Plan) of the shares of Common Stock covered by the stock option or stock appreciation right on the date of exchange over the purchase or grant price of such shares of Common Stock under the award;

  •
  Restricted stock and restricted stock units that are not vested before a Change in Control will vest on the date of the Change in Control, and each holder of such restricted stock or restricted stock units may receive, in exchange for the surrender of such restricted stock or the cancellation of such restricted stock units, as applicable, cash equal to the price received for shares of Common Stock in the Change in Control for each share of restricted stock or the number of shares of Common Stock to which such restricted stock units relate;

  •
  Each holder of a performance share and/or performance unit for which the performance period has not expired may receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the Plan) multiplied by a percent based on the number of months elapsed from the beginning of the performance period to the date of the Change in Control divided by the number of months in the performance period;

  •
  Each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the Plan); and

  •
  All annual and long-term incentive awards that are earned but not yet paid will be paid, and all annual and long-term incentive awards that are not yet earned will be deemed to have been earned pro rata, as if the performance goals were attained as of the effective date of the Change in Control, based on the participant's target award opportunity for the fiscal year multiplied by the percentage of the fiscal year elapsed as of the date of the Change in Control.

              Term of Plan.    Unless earlier terminated by our Board of Directors, the Plan will remain in effect until the earlier of (1) February 3, 2019, which is the tenth anniversary of the original effective date of the Plan, or (2) the date all shares reserved for issuance have been issued.

              Termination and Amendment.    Our Board of Directors or the Committee may amend, alter, suspend, discontinue or terminate the Plan at any time, subject to the following limitations:

  •
  The Board must approve any amendment to the Plan if we determine such approval is required by action of the Board, applicable corporate law or any other applicable law;

  •
  Shareholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Internal Revenue Code, the listing requirements of any principal securities exchange or market on which our Common Stock is then traded or any other applicable law; and

  •
  Shareholders must approve any amendment to the Plan that materially increases the number of shares of Common Stock reserved under the Plan or the limitations stated in the Plan on the number of shares of Common Stock that participants may receive through an award or that amends the provisions relating to the prohibition on re-pricing of outstanding options.

              The Committee may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award. The terms and conditions applicable to any award may be amended, modified or canceled by mutual agreement of the Committee and the participant or any other person(s) that may have an interest in the award, so long as any amendment or modification does not increase the number of shares of Common Stock issuable under the Plan. The Committee need not obtain participant (or other interested party) consent for the cancellation of an award pursuant to the adjustment provisions of the Plan or the modification or amendment of an award (1) to the extent the Committee deems the modification or amendment necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our Common Stock is then traded; (2) to the extent the Committee deems modification or amendment is necessary to preserve favorable accounting treatment or, under the Plan as amended and restated, favorable tax treatment, of any award for us; or (3) to the extent the Committee determines that such modification or amendment does not materially and adversely affect the value of an award or that such modification or amendment is in the best interest of the affected participant or any other persons(s) as may then have an interest in the award. The Plan also provides that the Committee has the authority to modify or amend any award granted under the 1990 Incentive Stock Plan or the 2004 Incentive Stock and Awards Plan to waive restrictions or conditions applicable to any such award or to include award terms consistent with the permitted terms of awards granted under the Plan, except that the Committee is prohibited from repricing awards as discussed below.

              The authority of the Board and the Committee to terminate or modify the Plan or awards will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

              Repricing Prohibited.    Except for the adjustments that the Plan contemplates, neither the Committee nor any other person may decrease the exercise price for any outstanding stock option or SAR after the date of grant, cancel an outstanding stock option or SAR in exchange for cash (other than, under the Plan as amended and restated, cash equal to the excess of the fair market value of the shares subject to the stock option or SAR at the time of cancellation over the exercise or grant price of the shares) or allow a participant to surrender an outstanding stock option or SAR to us as consideration for the grant of a new stock option or SAR with a lower exercise price.

              Foreign Participation.    To assure the viability of awards granted to participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.

              Certain U.S. Federal Income Tax Consequences.    The following summarizes certain U.S. federal income tax consequences relating to the Plan under current tax law.

              Tax Consequences of Stock Options.    The grant of a stock option will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant's subsequent disposition of the shares of Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis; i.e., the fair market value of the Common Stock on the exercise date.

              In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

              Stock Appreciation Rights.    The grant of a stock appreciation right will create no income tax consequences to us or the recipient. Upon the exercise or maturity of a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the stock appreciation right, upon the participant's subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis; i.e., the fair market value of the shares on the date the participant received the shares.

              Restricted Stock.    Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis; i.e., the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

              A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

              Performance Shares.    The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant's receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents, if any, paid on performance shares. We will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant's subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis; i.e., the fair market value of the shares on the date the participant received the shares.

              Performance Units and Restricted Stock Units.    The grant of a performance unit or restricted stock unit will create no income tax consequences to us or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units or restricted stock units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis; i.e., the fair market value of the shares on the date the employee received the shares.

              Incentive Awards.    A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

              Withholding.    We are entitled to withhold the amount of any tax attributable to any amount payable or shares of Common Stock deliverable under the Plan, and we may defer making payment or delivery if any such tax may be pending, unless we are indemnified to our satisfaction. Under the Plan as amended and restated, we also may deduct (or require an affiliate to deduct) from payments of any kind otherwise due the participant cash or, with the consent of the Committee, shares otherwise deliverable or vesting under an award to satisfy such tax). If shares of Common Stock are deliverable on exercise or payment of an award, then the Committee may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (1) have us withhold shares otherwise issuable under the award, (2) tender back shares received in connection with such award, or (3) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. The Plan provides that the amount to be withheld may not exceed the total minimum tax withholding obligations associated with the transaction, but under the amended and restated version of the Plan, this limitation only applies to the extent needed for us to avoid adverse accounting consequences.

              Additional Taxes Under Section 409A.    If an award under the Plan is considered non-qualified deferred compensation and such award is neither exempt from nor compliant with the requirements of Internal Revenue Code Section 409A, then the participant will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid.

              No Guarantee of Tax Treatment.    Notwithstanding any provision of the Plan, we do not guarantee that (i) any award intended to be exempt from the Internal Revenue Code Section 409A is so exempt, (ii) any award intended to comply with Internal Revenue Code Section 409A or Section 422 does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will we or any of our affiliates be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

              Section 162(m) Limit on Deductibility of Compensation.    Internal Revenue Code Section 162(m) limits the deduction we can take for compensation we pay to our Chief Executive Officer and the three other highest paid officers other than the Chief Financial Officer (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of Internal Revenue Code Section 162(m) does not have to be included when determining whether the $1 million limit has been met. The Plan is designed so that awards granted to the covered individuals may meet the Internal Revenue Code Section 162(m) requirements for performance-based compensation, although we reserve the right to grant awards that do not meet such requirements.

              Treatment of "Excess Parachute Payments." The accelerated vesting or payment of awards under the Plan upon a Change in Control could result in a participant receiving benefits deemed to be "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code), which payments are subject to a 20% excise tax imposed on the participant and are not deductible by us. If a payment results in a participant receiving benefits deemed to be excess parachute payments, then the Plan provides that, except as otherwise expressly provided in any agreement between a participant and us, the amount of the payment will be reduced to the extent required to prevent the imposition of the 20% excise tax and corresponding nondeductibility.

              New Plan Benefits.    We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this Proxy Statement, other officers, directors or other persons. The Committee will make such determinations from time to time.

              Burn Rate.    We follow a responsible and conservative approach to equity-based compensation. As shown in the following table, our three-year average annual burn rate at September 30, 2011 was 1.2%.

Fiscal Year	Options Granted (#)	Restricted Stock Granted (#)	Performance Shares Earned (#)(1)(2)	Total (#)	Basic Weighted- Average Number of Common Shares Outstanding (#)	Burn Rate (%)
2011	411,575	166,412	91,356	669,343	90,888,253	0.7%
2010	954,350	141,682	3,500	1,099,532	89,947,873	1.2%
2009	1,200,000	11,000	—	1,211,000	76,473,930	1.6%
					3-Yr. Average	1.2%

              (1)          The performance goals that the Committee may establish for performance shares awarded under the Plan are set forth above under "Performance Goals."

              (2)          We granted 144,000, 75,000 and 134,500 performance shares at target level in fiscal 2011, 2010 and 2009, respectively. Unearned performance share awards outstanding at September 30, 2011 provided for the issuance of up to 743,600 shares of Common Stock, assuming a payout at maximum, which is equal to 200% of target levels.

              Equity Compensation Plan Information.    The following table provides information about our equity compensation plans as of September 30, 2011.

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants, rights and performance share awards (1)(2)(3)	Weighted-average exercise price of outstanding options, warrants and rights (4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	5,518,314	$30.72	345,584
Equity compensation plans not approved by security holders	—	n/a	—
Total	5,518,314	$30.72	345,584

              (1)          Represents options to purchase our Common Stock granted under the Plan, the 2004 Incentive Stock and Awards Plan and the 1990 Incentive Stock Plan. Our shareholders approved all of these plans.

              (2)          We do not pay dividends or dividend equivalents with respect to outstanding options to purchase shares of Common Stock.

              (3)          Consists of 4,774,714 options to purchase shares of our Common Stock and 743,600 performance shares representing a payout equal to 200% of target that would be payble in the event that we achieve the maximum performance level. At September 30, 2011, there were 228,615 shares of non-vested restricted stock.

              (4)          Consists of the weighted-average exercise price of outstanding stock options and does not take into account performance share awards, which do not have an exercise price. As of September 30, 2011, the weighted-average remaining term of outstanding stock options was 5.5 years.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2009 INCENTIVE STOCK AND AWARDS PLAN.

Proposal 5:

Shareholder Proposal

              The following proposal was submitted by one of our individual shareholders and will be voted on at the Annual Meeting if it is properly presented. Such shareholder's name, address, and number of shares of Common Stock held may be obtained upon written request therefor made to our Secretary. The proposal has been included according to the SEC rules as we received it.

5 – Shareholder Action by Written Consent

RESOLVED, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law). This includes written consent regarding issues that our board is not in favor of.

This proposal topic also won majority shareholder support at 13 major companies in 2010. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in place of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A study by Harvard professor Paul Gompers supports the concept that shareholder dis-empowering governance features, including restrictions on shareholder ability to act by written consent, are significantly related to reduced shareholder value.

The merit of this Shareholder Action by Written Consent proposal should also be considered in the context of the need for additional improvement in our company's 2011 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, downgraded our company to "D" with "High Governance Risk," and "Very High Concern" regarding Executive Pay.

The Corporate Library said our company's executive pay concerns included the granting of time-vesting stock options and restricted stock awards for long-term incentives. To be effective, equity awards for long-term incentives should include performance-vesting features. Furthermore, performance share awards for long-term incentives covered a three-year period, which was not sufficiently long-term. Our company did not have a clawback policy.

The Corporate Library said Board of Director concerns remained at our company. Directors Richard Sim, Kathleen Hempel, Michael Grebe and Peter Mosling had 14 to 35-years tenure. Long-tenured directors can form relationships that compromise their independence and hinder their ability to provide effective oversight. Mr. Grebe (with 21-years tenure) and Mr. Mosling (with 35-years tenure and also insider-related) made up 67% of our Nomination Committee – independence concern. Mr. Grebe also chaired our Nomination Committee and was assigned to our Executive Pay Committee plus he received our highest negative votes.

Our board was the only significant directorship for 6 of our directors. This could indicate a significant lack of current transferable director experience for almost half of our directors.

Please encourage our board to respond positively to this proposal to support improved corporate governance and financial performance: Shareholder Action by Written Consent – Yes on 5.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL NUMBER 5 FOR THE FOLLOWING REASONS:

              Our Board of Directors strongly believes that every shareholder should have the opportunity to consider and vote upon proposed shareholder actions. Indeed, shareholders holding just 10 percent of our outstanding shares have the right to call a special meeting of our shareholders. Our Board of Directors also believes, for the reasons discussed below, that the written consent process, as compared to shareholders acting at a meeting, is not as well suited to allowing all shareholders the ability to consider the merits of proposed shareholder actions. Accordingly, our organizational documents provide that shareholder actions taken without a meeting must be taken by unanimous written consent. Our Board of Directors believes that permitting shareholders to act by less than unanimous written consent is not necessary to achieve the proponent's objectives and would hurt shareholder interests by disenfranchising certain shareholders, circumvent the protections and advantages provided by shareholder meetings, waste company resources and confuse shareholders.

Permitting shareholder action by less than unanimous written consent is not necessary to achieve the proponent's objectives

              Permitting shareholder action by less than unanimous written consent is not necessary to achieve the proponent's objective of providing a means for shareholders to raise important matters outside of the normal annual meeting cycle. There is no need for shareholders to be able to act by less than unanimous written consent to raise such matters. First, we welcome and encourage shareholders to communicate with us at all times and offer several mechanisms already in place, including those described in "Governance of the Company – The Board of Directors," to facilitate a dialogue with our Board of Directors. In addition, we similarly always welcome communications through our Investor Relations department via telephone or e-mail as set forth on our corporate website. Most importantly, shareholders holding just 10 percent of our outstanding shares have the right to call a special meeting of our shareholders, so shareholders already have the ability to act at any time outside of the normal annual meeting cycle.

              Permitting shareholder action by less than unanimous written consent is also not necessary to improve our corporate governance status in light of a governance rating that the proponent cites, which we received in January 2011. To the contrary, we believe our corporate governance status already includes a number of positive attributes. Among many others, as we have noted, shareholders holding just 10 percent of our outstanding shares have the right to call a special meeting of our shareholders. We also have adopted a form of majority voting standard for the election of directors, and we require that each director be elected on an annual basis. In addition, we have no supermajority voting requirements in our organizational documents, and we do not have a shareholder rights plan in place. Further, the proponent fails to acknowledge that we have appointed six new independent directors to our Board of Directors since 2008. Finally, an independent nonexecutive director serves as Chairman of the Board. As a result of our current structure and practices with regard to these matters, our Board of Directors does not believe it is necessary to permit shareholder action by less than unanimous written consent for the purpose of improving our corporate governance status. Based on the fact that our shareholders elected all members of our Board of Directors at our last annual meeting by votes equal to or greater than 94.8%, we believe that our shareholders agree.

              Permitting shareholder action by less than unanimous written consent is not necessary to improve our executive compensation practices, as we believe our practices do not require improvement. Specifically, the governance report that the proponent cites regarding our executive compensation practices focused primarily on the retirement terms that we negotiated with our former Chief Executive Officer in September 2010. With the assistance of Towers Watson and special counsel to the Board of Directors, the Human Resources Committee concluded at that time that these terms were justifiable based on the terms of his existing employment agreement and the values of the payments and benefits to which he was entitled under that agreement, which included a supplemental retirement benefit. Ultimately, the Committee concluded that the aggregate value of the retirement terms did not differ materially from the values of the payments and benefits to which the former officer was entitled under his existing employment agreement, which we had previously disclosed.

              Moreover, our Board of Directors believes that compensation matters generally are not appropriately remedied by permitting shareholder action by less than unanimous written consent, particularly considering all of the harmful effects cited above that permitting shareholder action by less than unanimous written consent could have on our shareholders. Further, after the date of the governance report that the proponent cites, our shareholders expressed their resounding approval of our executive compensation practices by means of the advisory vote on the compensation of our named executive officers at our 2011 Annual Meeting of Shareholders. In addition, after the date of the governance report that the proponent cites, we adopted, independently and without any requirement to do so under the rules and regulations of the Securities and Exchange Commission or the New York

Stock Exchange, the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy. The Oshkosh Corporation Executive Incentive Compensation Recoupment Policy is a form of "clawback" policy that provides us the right to recoup all or part of any incentive award actually paid to a covered executive if we are required to prepare an accounting restatement relating to our publicly-reported consolidated financial statements. Finally, our Human Resources Committee believes that the terms of the amended employment agreement that the Committee negotiated with our new Chief Executive Officer, Mr. Szews, are in the aggregate significantly more favorable to our company compared to those of our prior Chief Executive Officer's employment agreement. Our new Chief Executive Officer also declined equity compensation in both fiscal 2010 and 2011 and a base salary increase for fiscal 2012.

Shareholder action by less than unanimous written consent disenfranchises shareholders

              Shareholder action by less than unanimous written consent would not require input from, or even communication to, all shareholders, and as a result, it would disenfranchise all of those shareholders who were not given the opportunity to participate in the written consent process. Instead, action by less than unanimous written consent would, subject to applicable law, allow shareholders holding a majority of our outstanding shares to take an action, including significant actions such as agreeing to sell our company, without a vote or any input from other shareholders. In fact, such an action could be finalized before other shareholders were even aware of it, much less before they were offered an opportunity to consent or object. This risk of disenfranchisement is even more serious when considering the possible context under which it could occur. Action at a shareholder meeting requires that a shareholder submitting a proposal to be voted upon at the meeting hold our shares for at least one year before making a proposal, and affords all shareholders an equal opportunity to review, consider and vote on such a proposal. In contrast, action by less than unanimous written consent would allow opportunistic market participants who hold (or borrow) shares for only a short period of time to determine the outcome on a particular issue and to do so without any notice to long-term investors. Moreover, such activity could be directed at very short-term speculation in stock prices, which could be at odds with our long-term, sustainable success.

Permitting shareholder action by less than unanimous written consent circumvents protections and advantages provided by shareholder meetings

              The requirement that action be taken at a meeting of shareholders provides protections and advantages not present when action is permitted to be taken by less than unanimous written consent. Information regarding a shareholder proposal to be voted upon at a shareholder meeting is widely disseminated through the required proxy statement. Proxy statements must include certain information with respect to a shareholder proposal, including information from our Board of Directors on a proposal that it considers not to be in the best interests of our company. In addition, a meeting provides all shareholders with an opportunity to discuss concerns with other shareholders, with the Board of Directors and with management. The process of voting at a shareholder meeting provides for transparent, public and deliberate consideration of issues facing our company and ensures that all shareholders have sufficient information and time to weigh the arguments that all sides present. In contrast, action by less than unanimous written consent does not guarantee any of these protections and advantages.

Permitting shareholder action by less than unanimous written consent could result in a waste of company resources and shareholder confusion

              Permitting shareholder action by less than unanimous written consent could result in a waste of company resources and shareholder confusion. If the proposal were implemented, shareholders could solicit written consents as frequently as desired and regardless of the size of their holdings in our company. If a proposed action is not in the best interests of our company, because it reflects a narrow self-interest or otherwise, we could be required to spend valuable management time and money tracking and defending against the action. Moreover, multiple groups of shareholders would be able to solicit written consents, some of which may be duplicative or conflicting. This would only lead to confusion for our shareholders and a chaotic state of affairs for our company.

              For all of the reasons set forth above, our Board of Directors urges our shareholders to vote "AGAINST" proposal number 5.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL NUMBER 5.

OTHER MATTERS

              Management knows of no matters other than those stated which are likely to be brought before the Annual Meeting. However, in the event that any other matter properly shall come before the meeting, it is the intention of the persons named in the forms of proxy to vote the shares represented by each such proxy in accordance with their judgment on such matters.

              All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Rule 14a-8") for presentation at the 2013 Annual Meeting must be received at our offices located at P.O. Box 2566, Oshkosh, Wisconsin 54903-2566, by August 14, 2012 for inclusion in the proxy statement for our 2013 Annual Meeting.

              A shareholder who intends to present business, other than a shareholder's proposal pursuant to Rule 14a-8, or nominate a director at the 2013 Annual Meeting must comply with the requirements set forth in our By-Laws. Among other things, a shareholder must give written notice to our Secretary not less than 45 days and not more than 70 days prior to the first anniversary of the date on which we first made the proxy materials for our 2012 Annual Meeting available to shareholders. Therefore, since we anticipate making this Proxy Statement available on December 12, 2011, we must receive notice of a shareholder's intent to present business, other than pursuant to Rule 14a-8, or nominate a director at the 2013 Annual Meeting no sooner than October 3, 2012, and no later than October 28, 2012.

              If the notice is received after October 28, 2012, then we are not required to present such proposal at the 2013 Annual Meeting because the notice will be considered untimely. If our Board of Directors chooses to present such a shareholder's proposal submitted after October 28, 2012 at the 2013 Annual Meeting, then the persons named in proxies solicited by our Board of Directors for the 2013 Annual Meeting may exercise discretionary voting power with respect to such proposal.

              If a shareholder complies with the following procedures, then the Governance Committee will consider director candidates that such shareholder has recommended for available seats on our Board. For a shareholder to properly recommend a director candidate for consideration, the shareholder must provide written notice to the attention of our Secretary at our address as shown on the Notice of Annual Meeting of Shareholders included herewith. Such notice must include the shareholder's name, address, the class and number of shares of Common Stock owned, the name, age, business address and principal occupation of the candidate, and the number of shares of Common Stock beneficially owned by the candidate, if any. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws. We may require any candidate to furnish any other information, within reason, that may be needed to determine the eligibility of the candidate. Our Secretary will forward the recommendations to the Governance Committee for consideration.

              Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Annual Report to Shareholders and Proxy Statement. Upon written or oral request, we will promptly deliver a separate copy of the Annual Report to Shareholders and/or Proxy Statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify us of their requests by calling or writing Ms. Margaret Wacholtz, Oshkosh Corporation, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566, (920) 235-9151 ext. 22889.

COST OF SOLICITATION

              We will bear the cost of soliciting proxies, including preparing, printing and mailing this Proxy Statement. Proxies may be solicited personally, by mail or by telephone by certain of our directors, officers, regular employees or representatives. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. Attachment B sets forth information relating to our director nominees as well as certain of our directors, officers and employees who are considered "participants" in our solicitation under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder by reason of their position as directors or director nominees of our company or because they may be soliciting proxies on our behalf. We will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold stock for us. Additionally, we have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in connection with soliciting proxies for the Annual Meeting. We expect that Innisfree M&A Incorporated will engage approximately 100 employees to assist us in connection with soliciting proxies for the Annual Meeting. We will pay Innisfree M&A Incorporated fees of $650,000 plus reimbursement of out-of-pocket expenses. Our aggregate expenses related to our solicitation of proxies for the Annual Meeting in excess of those normally spent for an annual meeting of our shareholders as a result of the potential proxy contest, excluding salaries and wages of our regular employees, are expected to be approximately $5,000,000, of which approximately $2,700,000 has been spent to date. These additional solicitation costs are expected to include the fee payable to our proxy solicitor; fees of outside counsel to advise us in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our common stock, as described above; and possibly the costs of retaining an independent inspector of election.

Attachment A

OSHKOSH CORPORATION

2009 INCENTIVE STOCK AND AWARDS PLAN
As Amended and Restated

              1.    Purposes, History and Effective Date.

              (a)    Purpose.    The Oshkosh Corporation 2009 Incentive Stock and Awards Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. This Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company's common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

              (b)    History.    Prior to the effective date of this Plan, the Company had in effect the 1990 Plan, which was originally effective April 9, 1990, and the 2004 Plan, which was originally effective February 3, 2004. The 1990 Plan terminated upon shareholder approval of the 2004 Plan on February 3, 2004, and no new awards have been granted under the 1990 Plan since such date. Upon shareholder approval of this Plan on February 3, 2009, the 2004 Plan terminated, and after such date no new awards have been granted under the 2004 Plan, although awards granted under the 2004 Plan or the 1990 Plan and still outstanding continue to be subject to all terms and conditions of the 2004 Plan or the 1990 Plan, as applicable, subject to Section 14(c) of this Plan. The Board amended and restated this Plan effective November 15, 2011, contingent on subsequent shareholder approval of this Plan as amended and restated.

              (c)    Effective Date.    This Plan became effective on, and Awards may be granted under this Plan on and after, the Effective Date. This Plan will terminate as provided in Section 14.

              2.    Definitions.    Capitalized terms used in this Plan have the following meanings:

              (a) "1990 Plan" means the Oshkosh Corporation 1990 Incentive Stock Plan, as amended.

              (b) "2004 Plan" means the Oshkosh Corporation 2004 Incentive Stock and Awards Plan, as amended.

              (c) "Affiliate" has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

              (d) "Amendment Approval Date" means the date on which the Company's shareholders approve this Plan as amended and restated.

              (e) "Award" means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Shares, Restricted Stock, Restricted Stock Units or an Incentive Award. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2).

              (f) "Board" means the Board of Directors of the Company.

              (g) "Cause" means, except as otherwise determined by the Committee upon the grant of an Award, (i) conviction of a felony or a plea of no contest to a felony, (ii) willful misconduct that is materially and demonstrably detrimental to the Company or an Affiliate, (iii) willful refusal to perform requested duties consistent with a Participant's office, position or status with the Company or an Affiliate (other than as a result of physical or mental disability) or (iv) other conduct or inaction that the Committee determines in its discretion constitutes Cause, except that, with respect to clauses (ii), (iii) and (iv), Cause shall be determined by a majority of the Committee at a meeting held after reasonable notice to the Participant and including an opportunity for the Participant and his or her counsel to be heard, and the Committee shall not have the right to determine that Cause exists pursuant to clause (iv) following the occurrence of a Change in Control. All determinations of the Committee as to Cause shall be final.

              (h) "Change in Control" means the occurrence of any one of the following events:

                   (i)  any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (individually, an "Excluded Person" and collectively, "Excluded Persons")) is or becomes the "Beneficial Owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of (1) the combined voting power of the Company's then outstanding voting securities or (2) the then outstanding shares of common stock of the Company; or

                  (ii)  the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the Effective Date, constituted the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the Effective Date or whose appointment, election or nomination for election was previously so approved; or

                 (iii)  consummation of a merger, consolidation or share exchange of the Company with any other corporation or issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), other than (A) a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 25% or more of (1) the combined voting power of the Company's then outstanding voting securities or (2) the then outstanding shares of common stock of the Company; or

                 (iv)  (A) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or (B) the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), other than a sale or disposition by the

  Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

              (i) "Change in Control Price" means the highest of the following: (i) the Fair Market Value of a Share, as determined on the date of the Change in Control; (ii) the highest price per Share paid in the Change in Control transaction; or (iii) the Fair Market Value of a Share, calculated on the date of surrender of the relevant Award in accordance with Section 16(c), but this clause (iii) shall not apply if in the Change in Control transaction, or pursuant to an agreement to which the Company is a party governing the Change in Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

              (j) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

              (k) "Committee" means the Human Resources Committee of the Board (or a successor committee with the same or similar authority).

              (l) "Company" means Oshkosh Corporation, a Wisconsin corporation, or any successor thereto.

              (m) "Director" means a member of the Board, and "Non-Employee Director" means a Director who is not also an employee of the Company or its Subsidiaries.

              (n) "Disability" has the meaning ascribed to the terms "total disability" or "totally disabled" in the Oshkosh Corporation Long Term Disability Program for Salaried Employees (or any successor plan thereto).

              (o) "Effective Date" means February 3, 2009.

              (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

              (q) "Fair Market Value" means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used.

              (r) "Incentive Award" means the right to receive a payment to the extent Performance Goals are achieved or other conditions are satisfied, and shall include "Annual Incentive Awards" as described in Section 10 and "Long-Term Incentive Awards" as described in Section 11.

              (s) "Option" means the right to purchase Shares at a stated price for a specified period of time.

              (t) "Participant" means an individual selected by the Committee to receive an Award.

              (u) "Performance Goals" means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: sales or other revenues; cost of sales; expenses; cost reductions; income or earnings, including net income, operating income, earnings per share or margins; cash flow; debt; ratio of debt to equity or other financial measure that appears on the Company's financial statements or is derived from one or more amounts that appear on the Company's financial statements; return on shareholders equity, capital, assets or other financial measure that appears on the Company's financial statements or is derived from one or more amounts that appear on the Company's financial statements; working capital or any of its components, including accounts receivable, inventories or accounts payable; assets; stock price; dividend payments; economic value added; market share; new product releases; and product quality. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business or business segment, (v) changes in tax or accounting principles, regulations or laws, (vi) extraordinary, unusual and/or non-recurring items of gain or loss, and (vii) mergers, acquisitions or dispositions, that in each case the Company identifies in its audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report. Also, for Awards intended to be considered "performance-based compensation" under Code Section 162(m), the Committee may, to the extent consistent with Code Section 162(m), appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company. In addition, in the case of Awards that the Committee determines will not be considered "performance-based compensation" under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan or adjust any evaluation of performance under a Performance Goal to the extent the Committee deems appropriate and consistent with the terms of this Plan.

              (v) "Performance Shares" means the right to receive Shares to the extent Performance Goals are achieved.

              (w) "Performance Units" means the right to receive cash and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved.

              (x) "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered "persons acting as a group" within the meaning of Treas. Reg. § 1.409A-3(i)(5).

              (y) "Plan" means this Oshkosh Corporation 2009 Incentive Stock and Awards Plan, as may be amended from time to time.

              (z) "Restricted Stock" means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

              (aa) "Restricted Stock Unit" means the right to receive cash and/or Shares the value of which is equal to the Fair Market Value of one Share.

              (bb) "Retirement" means a Participant's termination of employment or service as a Director at a time that the Participant is at least age 55 and has completed at least five (5) years of continuous service with the Company.

              (cc) "Rule 16b-3" means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

              (dd) "Section 16 Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act.

              (ee) "Share" means a share of Stock.

              (ff) "Stock" means the Common Stock of the Company, par value of one cent ($.01) per share.

              (gg) "Stock Appreciation Right" or "SAR" means the right of a Participant to receive cash equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

              (hh) "Subsidiary" means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

              3.    Administration.

              (a)    Committee Administration.    In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. A majority of the members of the Committee will constitute a quorum, and a majority of the Committee's members must make all determinations of the Committee. The Committee may make any determination under this Plan without notice or meeting of the Committee by a writing that a majority of the Committee members have signed. All Committee determinations are final and binding.

              (b)    Delegation to Other Committees or Officers.    To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

              (c)    Indemnification.    The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any act or omission, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company's by-laws permit.

              4.    Eligibility.    The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or employee, a consultant who provides services to the Company or its Affiliates, or a Director, including a Non-Employee Director. The Committee's designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. The Committee's granting of a particular type of Award to a Participant will not require the Committee to grant the same or any other type of Award to such individual.

              5.    Types of Awards.    Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Section 422 of the Code) may receive grants of incentive stock options within the meaning of Section 422 of the Code. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

              6.    Shares Reserved under this Plan.

              (a)    Plan Reserve.    Subject to adjustment as provided in Section 16, as of the Amendment Approval Date, an aggregate of 6,000,000 Shares, plus the number of Shares issuable under Awards outstanding under this Plan as of the Amendment Approval Date, plus the number of Shares available for issuance under this Plan that have not been made subject to an outstanding Award as of the Amendment Approval Date, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan. The aggregate number of Shares reserved under this Section 6(a) shall be depleted by the maximum number of Shares, if any, that may be payable under an Award as determined at the time of grant; provided that the aggregate number of Shares reserved under this Section 6(a) shall be depleted by 1.75 Shares for each Share delivered in payment or settlement of a full-value Award. For this purpose, a full-value award includes Shares, Restricted Stock, Restricted Stock Units payable in Shares, Performance Shares, Performance Units payable in Shares and any other similar Award payable in Shares under which the value of the Award is measured as the full value of a Share, rather than the increase in the value of a Share. Notwithstanding the foregoing, the Company may issue only such number of Shares as is described in the first sentence of this Section 6(a) upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

              (b)    Replenishment of Shares Under this Plan.    If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) the Committee determines during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issued on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to this Plan's reserve (in the same number as they depleted the reserve) and may again be used for new Awards under this Plan, but such Shares may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to this Plan's reserve: Shares tendered or withheld in payment of the exercise price of an outstanding Option; Shares tendered or withheld to satisfy federal, state or local tax withholding obligations; and Shares purchased by the Company using proceeds from Option exercises.

              (c)    Addition of Shares from Predecessor Plans.    After the Amendment Approval Date, if any Shares subject to awards granted under the 1990 Plan or the 2004 Plan would again become available for new grants under the terms of such plan if such plan were still in effect, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 6(a). Any such Shares will not be available for future awards under the terms of the 1990 Plan or the 2004 Plan.

              (d)    Participant Limitations.    Subject to adjustment as provided in Section 16, no Participant may be granted Awards that could result in such Participant:

                   (i)  receiving Options for, and/or Stock Appreciation Rights with respect to, more than 5,000,000 Shares during any period of five consecutive fiscal years of the Company;

                  (ii)  receiving Awards of Restricted Stock or Restricted Stock Units relating to more than 1,500,000 Shares during any period of five consecutive fiscal years of the Company;

                 (iii)  receiving, with respect to an Award of Performance Shares and/or an Award of Performance Units the value of which is based on the Fair Market Value of a Share, payment of more than 600,000 Shares in respect of any period of two consecutive fiscal years of the Company, or of more than 900,000 Shares in respect of any period of three consecutive fiscal years of the Company;

                 (iv)  receiving, with respect to an Annual Incentive Award in respect of any single fiscal year of the Company, a cash payment of more than $6,000,000; or

                  (v)  receiving, with respect to a Long-Term Incentive Award and/or an Award of Performance Units the value of which is not based on the Fair Market Value of a Share, a cash payment of more than $12,000,000 in respect of any period of two consecutive fiscal years of the Company, or of more than $18,000,000 in respect of any period of three consecutive fiscal years of the Company.

In all cases, determinations under this Section 6(d) should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides.

              7.    Options.    Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an "incentive stock option" which meets the requirements of Code Section 422, or a "nonqualified stock option" which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of exercise; and (f) the term, except that an Option must terminate no later than seven (7) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements of Code Section 422, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Except to the extent the Committee determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. Except as the Committee may otherwise provide, an Option shall expire at the earliest of seven (7) years from the date of grant, three (3) months after termination of the Participant's employment or service for reasons other than death, Disability, Retirement or Cause, one (1) year after termination of the Participant's employment or service as a result of death or Disability, three (3) years after termination of the Participant's employment or service as a result of Retirement, or immediately upon termination of the Participant's employment or service for Cause.

              8.    Stock Appreciation Rights.    Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity; and (f) the term, provided that an SAR must terminate no later than seven (7) years after the date of grant. If an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SAR, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

              9.    Performance and Stock Awards.    Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including, but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Performance Units and Restricted Stock Units, whether to settle such Awards in cash, in Shares, or in a combination of cash and Shares. Notwithstanding the foregoing, subject to the provisions of Sections 14 and 16, on or after the Amendment Approval Date, (x) no condition or vesting provision applicable to an Award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units that is based on performance criteria shall be based on performance over a period of less than one (1) year, and no condition or vesting provision applicable to such an Award that is based upon continued service or the passage of time shall provide for vesting in less than pro rata installments over three (3) years from the date the Award is made, other than with respect to such Awards that are issued upon exercise or settlement of Options or SARs; and (y) no more than 300,000 Shares not subject to conditions or vesting provisions, or subject to conditions or vesting provisions that do not meet the minimum requirements of the preceding clause (x), may be awarded.

              10.    Annual Incentive Awards.    Subject to the terms of this Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant's death, Disability or Retirement; (b) the performance period must relate to a period of at least one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Annual Incentive Award.

              11.    Long-Term Incentive Awards.    Subject to the terms of this Plan, the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant's death, Disability or Retirement; (b) the performance period must relate to a period of more than one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a shorter period; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Long-Term Incentive Award.

              12.    Amendment of Minimum Vesting and Performance Periods.    Notwithstanding any provision of this Plan that requires a minimum vesting and/or performance period for an Award, the Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting and/or performance period to take into account a Participant's hire or promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant's death, Disability or Retirement.

              13.    Transferability.    Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant's death; or (b) transfer an Award.

              14.    Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

              (a)    Term of Plan.    Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate on the earlier of (i) the date that is 10 years from the Effective Date and (ii) the date when all Shares reserved for issuance have been issued.

              (b)    Termination and Amendment.    The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

                   (i)  the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law or (C) any other applicable law;

                  (ii)  shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

                 (iii)  shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 16); or (B) an amendment to the provisions of Section 14(e).

              (c)    Amendment, Modification, Cancellation or Recoupment of Awards.

                   (i)  Except as provided in Section 14(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or any other person(s) as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 16), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 16(a) or for the modification or amendment of an Award: (A) to the extent the modification or amendment is deemed necessary by the Committee to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the modification or amendment is deemed necessary by the Committee to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Committee determines that such modification or amendment does not materially and adversely affect the value of an Award or that such modification or amendment is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award. In addition, except as provided in Section 14(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award granted to a Participant under the 1990 Plan or the 2004 Plan, or waive any restrictions or conditions applicable to any such Award, to include Award terms consistent with the permitted terms of Awards granted under this Plan.

                  (ii)  Any Awards granted pursuant to this Plan on or after September 30, 2011, and any Stock issued or cash paid pursuant to such an Award, shall be subject to any recoupment or clawback policy that may be adopted by the Company from time to time and to any requirement of applicable law, regulation or listing standard that requires the Company to recoup or clawback compensation paid pursuant to such an Award.

              (d)    Survival of Authority and Awards.    Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 14 and to otherwise administer this Plan will extend beyond the date of this Plan's termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

              (e)    Repricing Prohibited.    Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 16, neither the Committee nor any other person may decrease the exercise price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR in exchange for cash (other than cash equal to the excess of the Fair Market Value of the Shares subject to such Option or SAR at the time of cancellation over the exercise or grant price of such Option or SAR) or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price.

              (f)    Foreign Participation.    To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

              15.    Taxes.

              (a)    Withholding.    The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction and may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash or, with the consent of the Committee, Shares otherwise deliverable or vesting under an

Award to satisfy such tax. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid adverse accounting consequences. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

              (b)    No Guarantee of Tax Treatment.    Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

              16.    Adjustment Provisions; Change in Control.

              (a)    Adjustment of Shares.    If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; or (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than any associated preferred stock purchase rights issued pursuant to that certain Rights Agreement, dated February 1, 1999, between the Company and ComputerShare Investor Services, LLC, as successor rights agent, or similar stock purchase rights that the Company might authorize and issue in the future) or other property; or (iii) the Company shall effect a cash dividend the amount of which exceeds 10% of the trading price of the Shares at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur which, in the case of this clause (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants' rights under Section 16(c), the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(d)) and which may after the event be made the subject of Awards under this Plan, (B) the number and type of Shares subject to outstanding Awards, (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code to lose its status as such, the Performance Goals of an Award. If any of the transactions or events described in clauses (i) – (iv) constitutes a Change in Control or occurs subsequent to any Change in Control occurring after the Effective Date, then, subject to Participants' rights under Section 16(c) and the cash payment provisions of the following sentence, and unless the Committee otherwise determines prior to the first Change in Control occurring after the Effective Date, proportionate adjustments of the type described in clauses (A) – (D) shall be made automatically such that the full economic value of the Awards to Participants that are outstanding at the time of the transaction or event shall be preserved and not diminished as a result of the transaction or event. If any of the events described in clauses (i) – (iv) occurs, the Committee may also (or in lieu of the adjustments described in clauses (A) – (D)) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies

(which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change in Control, then (1) such payment shall be at least as favorable to the holder as the greatest amount the holder could have received in respect of such Award under Section 16(c), and (2) from and after the Change in Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this Section 16(a). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, Options previously granted to Non-Employee Directors at the time of any event described in this Section 16(a) are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options represented immediately prior to any such event and to preserve, without exceeding, the value of such Options. Without limitation, subject to Participants' rights under Section 16(c), in the event of any such merger or similar transaction, subdivision or combination of Shares, dividend or other event described above, whether or not constituting a Change in Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee shall substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction. Notwithstanding the foregoing, if the Company shall subdivide the Shares or the Company shall declare a dividend payable in Shares, and if no action is taken by the Board or the Committee, then the adjustments contemplated by this Section 16(a) that are proportionate shall nevertheless automatically be made as of the date of such subdivision of the Shares or dividend in Shares.

              (b)    Issuance or Assumption.    Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

              (c)    Change in Control.    Except to the extent the Committee provides a result more favorable to holders of Awards (either in an award agreement or at the time of a Change in Control), in the event of a Change in Control:

                   (i)  each holder of an Option or SAR (A) shall have the right at any time thereafter to exercise the Option or SAR in full whether or not the Option or SAR was theretofore exercisable; and (B) shall have the right, exercisable by written notice to the Company within 60 days after the Change in Control, to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the Fair Market Value of the Shares covered by the Option or SAR that is so surrendered on the date of surrender of the Option or SAR over the purchase or grant price of such Shares under the Award;

                  (ii)  Restricted Stock and Restricted Stock Units that are not then vested shall vest upon the date of the Change in Control and each holder of such Restricted Stock or such Restricted Stock Units shall have the right, exercisable by written notice to the Company within 60 days after the Change in Control, to receive, in exchange for the surrender of such Restricted Stock or the cancellation of such Restricted Stock Units, as applicable, an amount of cash equal to the Change in Control Price of such Restricted Stock or the number of Shares to which such Restricted Stock Units relate;

                 (iii)  each holder of a Performance Share and/or Performance Unit for which the performance period has not expired shall have the right, exercisable by written notice to the Company within 60 days after the Change in Control, to receive, in exchange for the surrender of the Performance Share and/or Performance Unit, an amount of cash equal to the product of the value of the Performance Share and/or Performance Unit and a fraction the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change in Control and the denominator of which is the number of whole months in the performance period;

                 (iv)  each holder of a Performance Share and/or Performance Unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the Performance Share and/or Performance Unit; and

                  (v)  all Annual and Long-Term Incentive Awards that are earned but not yet paid shall be paid, and all Annual and Long-Term Incentive Awards that are not yet earned shall be deemed to have been earned pro rata, as if the Performance Goals are attained as of the effective date of the Change in Control, by taking the product of (A) the Participant's target award opportunity for the period to which the Award is subject, and (B) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change in Control and the denominator of which is the number of whole months in the performance period.

For purposes of this Section 16, the "value" of a Performance Share shall be equal to, and the "value" of a Performance Unit the value of which is equal to the Fair Market Value of one or more Shares shall be based on, the Change in Control Price.

Except as otherwise expressly provided in any agreement between a Participant and the Company (including where any such agreement makes reference to corresponding provisions of the 1990 Plan rather than this Plan), if the receipt of any payment by a Participant under the circumstances described above would result in the payment by the Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

              17.    Miscellaneous.

              (a)    Other Terms and Conditions.    The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

                   (i)  one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

                  (ii)  the payment of the purchase price of Options (A) by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (B) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (C) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (D) by any combination of (A), (B) and/or (C);

                 (iii)  except in connection with the grant of Awards providing Options or SARs, for which Awards this subsection is not applicable, provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (but only after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to a nonqualified deferred compensation account for the Participant that complies with the applicable requirements of Code Section 409A, provides for the deferral of payment of such amounts to a specified employee or until a specified event described in Code Section 409A(a)(2), and may be settled in cash or Shares, as the Committee determines;

                 (iv)  restrictions on resale or other disposition of Shares; and

                  (v)  compliance with federal or state securities laws and stock exchange requirements.

              (b)    Employment and Service.    The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of this Plan and all Awards, the following rules shall apply:

                   (i)  a Participant who transfers employment between the Corporation and its Subsidiaries, or between Subsidiaries, will not be considered to have terminated employment;

                  (ii)  a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or a Subsidiary shall not be considered to have ceased service as a Director with respect to any Award until such Participant's termination of employment with the Company and its Subsidiaries;

                 (iii)  a Participant who ceases to be employed by the Company or a Subsidiary and immediately thereafter becomes a Non-Employee Director, a non-employee director of a Subsidiary, or a consultant to the Company or any Subsidiary shall not be considered to have terminated employment with the Company or any of its Subsidiaries until such Participant's service as a director of, or consultant to, the Company and its Subsidiaries has ceased; and

                 (iv)  a Participant employed by a Subsidiary will be considered to have terminated employment when such entity ceases to be a Subsidiary.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant's termination of employment with the Company or any of its Subsidiaries or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her "separation from service" within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a "specified employee" within the meaning of Code Section 409A as of the date of his or her "separation from service" within the meaning of Code Section 409A, then, to the extent required to avoid the income inclusion, interest and additional tax imposed by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

              (c)    No Fractional Shares.    No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

              (d)    Unfunded Plan.    This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan's benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company's general unsecured creditors.

              (e)    Requirements of Law and Securities Exchange.    The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under this Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges. Notwithstanding any provision of this Plan or any document pertaining to Awards granted hereunder to the contrary, this Plan shall be so construed, interpreted and administered to meet the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1).

              (f)    Governing Law.    This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may be heard only in a "bench" trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

              (g)    Limitations on Actions.    Any legal action or proceeding with respect to this Plan, any Award or any award agreement must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

              (h)    Construction.    Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

              (i)    Severability.    If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

Attachment B

Information Concerning Participants in the Company's Solicitation of Proxies

              The following tables set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be "participants" in our solicitation of proxies from our shareholders in connection with our 2012 Annual Meeting of Shareholders.

Directors and Nominees

              The names of our directors and nominees who are considered "participants" in our solicitation are set forth below. The principal occupations of our directors and nominees who are considered "participants" in our solicitation are set forth under the sections above titled "Governance of the Company – The Board of Directors" and "Governance of the Company – Nominees" of the Proxy Statement. The name and business address of the organization of employment of each of our directors and nominees is c/o Oshkosh Corporation, 2307 Oregon St., Oshkosh, WI 54902.

Name
Richard M. Donnelly
Michael W. Grebe
Peter B. Hamilton
John J. Hamre
Kathleen J. Hempel
Leslie F. Kenne
Harvey N. Medvin
J. Peter Mosling, Jr.
Craig P. Omtvedt
Duncan J. Palmer
John S. Shiely
Richard G. Sim
Charles L. Szews
William S. Wallace

Officers and Employees

              The principal occupations of our executive officers and employees who are considered "participants" in our solicitation of proxies are set forth below. The principal occupation refers to such person's position with our company, and the business address for each person is Oshkosh Corporation, 2307 Oregon St., Oshkosh, WI 54902.

Name	Occupation
Bryan J. Blankfield	Executive Vice President, General Counsel and Secretary
John Daggett	Vice President, Communications
Patrick N. Davidson	Vice President, Investor Relations
David M. Sagehorn	Executive Vice President, Chief Financial Officer
Charles L. Szews	President and Chief Executive Officer

Information Regarding Ownership of Securities by Participants

              The number of shares of our Common Stock held by our directors and named executive officers as of December 6, 2011 is set forth under the "Stock Ownership – Stock Ownership of Directors, Executive officers and Other Large Shareholders" section of the Proxy Statement. The following table sets forth the number of shares held as of December 6, 2011 by our other employees who are deemed "participants" in our solicitation of proxies. No participant owns any securities of record that such participant does not own beneficially.

Name of Beneficial Owner	Number of Shares Beneficially Owned
John Daggett	3,176.44
Patrick N. Davidson	13,425.76

Information Regarding Transactions in Securities by Participants

              The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above under "Directors and Nominees" and "Officers and Employees" during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Shares of Common Stock Purchased or Sold November 17, 2009 – December 6, 2011
Name	Date	# of Shares and Options	Transaction Description
Bryan J. Blankfield	9/20/2010	27,500	Acquisition-Stock option award
	2/14/2011	19,000	Acquisition-Stock option exercise
	2/14/2011	(19,000)	Disposition-Open market sale
	9/19/2011	10,000	Acquisition-Restricted stock award
	9/19/2011	29,500	Acquisition-Stock option award
	10/17/2011	4,490	Acquisition-Performance share award
John Daggett	11/5/2009	2.53	Acquisition-Employee stock purchase plan
	12/4/2009	1.98	Acquisition-Employee stock purchase plan
	1/6/2010	3.20	Acquisition-Employee stock purchase plan
	2/3/2010	2.17	Acquisition-Employee stock purchase plan
	3/3/2010	2.09	Acquisition-Employee stock purchase plan
	4/7/2010	1.95	Acquisition-Employee stock purchase plan
	5/6/2010	2.04	Acquisition-Employee stock purchase plan
	6/4/2010	2.20	Acquisition-Employee stock purchase plan
	7/6/2010	2.51	Acquisition-Employee stock purchase plan
	8/4/2010	3.51	Acquisition-Employee stock purchase plan
	9/3/2010	3.22	Acquisition-Employee stock purchase plan
	9/20/2010	2,500	Acquisition-Stock option award
	10/5/2010	2.92	Acquisition-Employee stock purchase plan
	11/4/2010	2.75	Acquisition-Employee stock purchase plan
	12/6/2010	2.75	Acquisition-Employee stock purchase plan
	1/5/2011	3.41	Acquisition-Employee stock purchase plan
	2/4/2011	2.08	Acquisition-Employee stock purchase plan
	3/4/2011	2.27	Acquisition-Employee stock purchase plan
	4/6/2011	2.21	Acquisition-Employee stock purchase plan

Shares of Common Stock Purchased or Sold November 17, 2009 – December 6, 2011
Name	Date	# of Shares and Options	Transaction Description
	5/4/2011	477	Acquisition-Open market purchase
	5/5/2011	2.58	Acquisition-Employee stock purchase plan
	6/3/2011	2.88	Acquisition-Employee stock purchase plan
	7/8/2011	2.46	Acquisition-Employee stock purchase plan
	8/4/2011	4.94	Acquisition-Employee stock purchase plan
	9/7/2011	4.13	Acquisition-Employee stock purchase plan
	9/19/2011	3,000	Acquisition-Stock appreciation rights award
	9/19/2011	1,500	Acquisition-Restricted stock unit award
	10/5/2011	5.05	Acquisition-Employee stock purchase plan
	11/3/2011	3.76	Acquisition-Employee stock purchase plan
	12/6/2011	3.93	Acquisition-Employee stock purchase plan
Patrick Davidson	11/5/2009	1.58	Acquisition-Employee stock purchase plan
	12/4/2009	1.24	Acquisition-Employee stock purchase plan
	1/6/2010	2.00	Acquisition-Employee stock purchase plan
	2/3/2010	1.35	Acquisition-Employee stock purchase plan
	3/3/2010	1.31	Acquisition-Employee stock purchase plan
	4/7/2010	1.22	Acquisition-Employee stock purchase plan
	5/6/2010	1.28	Acquisition-Employee stock purchase plan
	6/4/2010	1.37	Acquisition-Employee stock purchase plan
	7/6/2010	1.57	Acquisition-Employee stock purchase plan
	8/4/2010	2.20	Acquisition-Employee stock purchase plan
	9/3/2010	2.01	Acquisition-Employee stock purchase plan
	9/20/2010	7,500	Acquisition-Stock option award
	10/5/2010	1.83	Acquisition-Employee stock purchase plan
	11/4/2010	1.72	Acquisition-Employee stock purchase plan
	12/6/2010	1.72	Acquisition-Employee stock purchase plan
	1/5/2011	2.13	Acquisition-Employee stock purchase plan
	2/4/2011	1.30	Acquisition-Employee stock purchase plan
	3/4/2011	1.42	Acquisition-Employee stock purchase plan
	4/6/2011	1.38	Acquisition-Employee stock purchase plan
	5/5/2011	1.62	Acquisition-Employee stock purchase plan
	6/3/2011	1.80	Acquisition-Employee stock purchase plan
	7/8/2011	1.53	Acquisition-Employee stock purchase plan
	8/4/2011	3.09	Acquisition-Employee stock purchase plan
	9/7/2011	2.58	Acquisition-Employee stock purchase plan
	9/19/2011	4,500	Acquisition-Stock appreciation rights award
	9/19/2011	2,500	Acquisition-Restricted stock unit award
	10/5/2011	3.16	Acquisition-Employee stock purchase plan
	11/3/2011	2.35	Acquisition-Employee stock purchase plan
	12/6/2011	2.45	Acquisition-Employee stock purchase plan
Richard M. Donnelly	2/4/2010	1,250	Acquisition-Restricted stock award
	2/4/2010	2,300	Acquisition-Stock option award
	6/1/2010	12,000	Acquisition-Stock option exercise
	6/1/2010	(12,000)	Divestiture-Open market sale
	6/1/2010	(2,000)	Divestiture-Open market sale
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award

Shares of Common Stock Purchased or Sold November 17, 2009 – December 6, 2011
Name	Date	# of Shares and Options	Transaction Description
Michael W. Grebe	11/30/2009	(12,000)	Divestiture-Open market sale
	2/4/2010	1,250	Acquisition-Restricted stock award
	2/4/2010	2,300	Acquisition-Stock option award
	8/6/2010	12,000	Acquisition-Stock option exercise
	8/6/2010	(12,000)	Divestiture-Open market sale
	2/1/2010	1,350	Acquisition-Restricted stock award
	2/1/2010	2,500	Acquisition-Stock option award
Peter B. Hamilton	7/18/2011	800	Acquisition-Restricted stock award
	7/18/2011	1,500	Acquisition-Stock option award
John J. Hamre	11/17/2009	275	Acquisition-Restricted stock award
	11/17/2009	650	Acquisition-Stock option award
	11/17/2009	188.36	Acquisition-Deferred compensation plan
	2/4/2010	1,250	Acquisition-Restricted stock award
	2/4/2010	2,300	Acquisition-Stock option award
	2/12/2010	503.80	Acquisition-Deferred compensation plan
	5/17/2010	504.20	Acquisition-Deferred compensation plan
	8/16/2010	704.51	Acquisition-Deferred compensation plan
	11/15/2010	660.20	Acquisition-Deferred compensation plan
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award
	2/15/2011	515.90	Acquisition-Deferred compensation plan
	5/16/2011	673.01	Acquisition-Deferred compensation plan
	8/15/2011	1,033.44	Acquisition-Deferred compensation plan
	11/15/2011	896.12	Acquisition-Deferred compensation plan
Kathleen J. Hempel	12/1/2009	12,000	Acquisition-Stock option exercise
	12/1/2009	(12,000)	Divestiture-Open market sale
	2/4/2010	1,250	Acquisition-Restricted stock award
	2/4/2010	2,300	Acquisition-Stock option award
	11/15/2010	12,000	Acquisition-Stock option exercise
	11/15/2010	(12,000)	Divestiture-Open market sale
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award
Wilson R. Jones	5/24/2010	12,500	Acquisition-Restricted stock award
	9/20/2010	40,000	Acquisition-Stock option award
	5/24/2011	(1,332)	Divestiture-Surrender of shares for tax withholding
	9/19/2011	12,500	Acquisition-Restricted stock award
	9/19/2011	35,000	Acquisition-Stock option award
	10/17/2011	2,790	Acquisition-Performance share award
Leslie F. Kenne	11/1/2010	312	Acquisition-Restricted stock award
	11/1/2010	575	Acquisition-Stock option award
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award
Joseph H. Kimmitt	9/20/2010	40,200	Acquisition-Stock option award
	12/22/2010	(300)	Divestiture-Gift

Shares of Common Stock Purchased or Sold November 17, 2009 – December 6, 2011
Name	Date	# of Shares and Options	Transaction Description
	9/19/2011	7,500	Acquisition-Restricted stock award
	9/19/2011	23,000	Acquisition-Stock option award
	10/17/2011	3,305	Acquisition-Performance share award
Harvey N. Medvin	11/16/2009	19.22	Acquisition-Deferred compensation plan
	11/17/2009	131.65	Acquisition-Deferred compensation plan
	2/4/2010	1,250	Acquisition-Restricted stock award
	2/4/2010	2,300	Acquisition-Stock option award
	2/12/2010	256	Acquisition-Deferred compensation plan
	5/17/2010	256.20	Acquisition-Deferred compensation plan
	8/16/2010	357.99	Acquisition-Deferred compensation plan
	11/15/2010	335.47	Acquisition-Deferred compensation plan
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award
	2/15/2011	257.95	Acquisition-Deferred compensation plan
	5/16/2011	336.51	Acquisition-Deferred compensation plan
	8/15/2011	516.72	Acquisition-Deferred compensation plan
	11/15/2011	448.06	Acquisition-Deferred compensation plan
J. Peter Mosling, Jr.	2/4/2010	1,250	Acquisition-Restricted stock award
	2/4/2010	2,300	Acquisition-Stock option award
	2/22/2010	12,000	Acquisition-Stock option exercise
	11/2/2010	12,000	Acquisition-Stock option exercise
	11/2/2010	(12,000)	Divestiture-Open market sale
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award
	2/3/2011	12,000	Acquisition-Stock option exercise
	2/3/2011	(12,000)	Divestiture-Open market sale
	2/17/2011	12,000	Acquisition-Stock option exercise
	2/17/2011	(12,000)	Divestiture-Open market sale
Craig P. Omtvedt	2/4/2010	1,250	Acquisition-Restricted stock award
	2/4/2010	2,300	Acquisition-Stock option award
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award
Duncan J. Palmer	7/18/2011	800	Acquisition-Restricted stock award
	7/18/2011	1,500	Acquisition-Stock option award
David M. Sagehorn	9/20/2010	20,000	Acquisition-Restricted stock award
	9/20/2010	55,000	Acquisition-Stock option award
	9/19/2011	20,000	Acquisition-Restricted stock award
	9/19/2011	61,500	Acquisition-Stock option award
	10/17/2011	2,181	Acquisition-Performance share award
John S. Shiely	—	—	—
Richard G. Sim	11/16/2009	38.44	Acquisition-Deferred compensation plan
	11/17/2009	263.29	Acquisition-Deferred compensation plan
	11/30/2009	3,000	Acquisition-Open market purchase
	11/30/2009	5,000	Acquisition-Open market purchase
	2/4/2010	1,250	Acquisition-Restricted stock award

Shares of Common Stock Purchased or Sold November 17, 2009 – December 6, 2011
Name	Date	# of Shares and Options	Transaction Description
	2/4/2010	2,300	Acquisition-Stock option award
	2/12/2010	512	Acquisition-Deferred compensation plan
	5/17/2010	512.4	Acquisition-Deferred compensation plan
	8/16/2010	715.98	Acquisition-Deferred compensation plan
	11/15/2010	670.94	Acquisition-Deferred compensation plan
	11/18/2010	12,000	Acquisition-Stock option exercise
	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award
	2/7/2011	(2,000)	Divestiture-Open market sale
	2/7/2011	(3,000)	Divestiture-Open market sale
	2/7/2011	(10,000)	Divestiture-Open market sale by spouse
	2/8/2011	(5,000)	Divestiture-Open market sale
	2/15/2011	515.9	Acquisition-Deferred compensation plan
	5/16/2011	673.01	Acquisition-Deferred compensation plan
	8/15/2011	1,033.44	Acquisition-Deferred compensation plan
	11/15/2011	896.12	Acquisition-Deferred compensation plan
	12/1/2011	12,000	Acquisition-Stock option exercise
Charles L. Szews	5/12/2010	40,000	Acquisition-Stock option exercise
	5/12/2010	110,000	Acquisition-Stock option exercise
	5/12/2010	57,166	Acquisition-Stock option exercise
	5/12/2010	(207,166)	Divestiture-Open market sale
	10/17/2011	8,885	Acquisition-Performance share award
William S. Wallace	2/1/2011	1,350	Acquisition-Restricted stock award
	2/1/2011	2,500	Acquisition-Stock option award

Miscellaneous Information Concerning Participants

              Other than as set forth in this Attachment B or the Proxy Statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of our company or any of our subsidiaries, or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, except as set forth elsewhere in this Attachment B or the Proxy Statement, none of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

              Other than as set forth in this Attachment B or the Proxy Statement, none of the participants listed above or any of their associates have (i), other than the Employment Agreements, Retirement Agreement and KEESAs covering certain of or executive officers, which are described in the Proxy Statement, any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED WHITE PROXY OSHKOSH CORPORATION 2012 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS I hereby appoint Richard M. Donnelly and Bryan J. Blankfield, and each of them, with full power to act without the other, and each with full power of substitution (the "Proxies"), as my proxy to vote all shares of Common Stock that I am entitled to vote at the Annual Meeting of Shareholders of Oshkosh Corporation (the "Company") to be held at the EAA Aviation Center, 3000 Poberezny Road, Oshkosh, Wisconsin 54902 at 8:00 a.m. CST, on Friday, January 27, 2012 or at any adjournment or postponement thereof, as set forth herein, hereby revoking any proxy previously given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1, "FOR" THE RATIFICATION OF AUDITORS IN ITEM 2, "FOR" THE APPROVAL BY ADVISORY VOTE OF THE COMPANY'S EXECUTIVE COMPENSATION IN ITEM 3, "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2009 INCENTIVE STOCK AND AWARDS PLAN IN ITEM 4, AND "AGAINST" THE SHAREHOLDER PROPOSAL IN ITEM 5. The Proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment or postponement thereof. (Continued, and to be signed and dated on the reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 27, 2012. The Notice of Annual Meeting of Shareholders, the Proxy Statement and our 2011 Annual Report are available online at www.eproxyaccess.com/osk. The Board of Directors recommends a vote FOR Proposals 2, 3 and 4. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED X Please mark your vote as in this example 2. Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company's independent auditors for fiscal year 2012. 3. Approval, by advisory vote, of the Company's executive compensation. 4. Approval of amendment and restatement of 2009 Incentive Stock and Awards Plan. FOR AGAINST ABSTAIN Date: Signature Signature (if held jointly) Title I hereby acknowledge receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report. Note: Please sign name exactly as it appears hereon. When signing as attorney, executor, trustee or guardian, please add title. For joint accounts, each owner should sign. YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Oshkosh Corporation Common Stock for the upcoming 2012 Annual Meeting of Shareholders. 1. Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-866-257-2282, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-4899. Please follow the simple instructions provided. You will be required to provide the unique control number printed below. OR 2. Vote by Internet – Please access https://www.proxyvotenow.com/osk and follow the simple instructions provided. PLEASE NOTE you must type an “s” after http. You will be required to provide the unique control number printed below. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. OR 3. Vote by Mail – If you do not wish to vote by telephone or via the Internet, please complete, sign, date and return the proxy card in the postage-paid envelope provided, or mail to: Oshkosh Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Sign Here - This section must be completed for your instructions to be executed. The Board of Directors recommends that you vote FOR each of the following director nominees: 1. Election of Directors: (01) Richard M. Donnelly (08) Craig P. Omtvedt (02) Michael W. Grebe (09) Duncan J. Palmer (03) Peter B. Hamilton (10) John S. Shiely (04) Kathleen J. Hempel (11) Richard G. Sim (05) Leslie F. Kenne (12) Charles L. Szews (06) Harvey N. Medvin (13) William S. Wallace (07) J. Peter Mosling, Jr. FOR ALL WITHHOLD FOR ALL FOR ALL EXCEPT INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box above and write the number(s) of the excepted nominee(s) in the space provided: 5. Consideration of a shareholder proposal, if properly presented, to permit shareholder action by less than unanimous written consent. The Board of Directors recommends a vote AGAINST Proposal 5.